UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2020

Gateway Fund

Gateway Equity Call Premium Fund

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Mirova International Sustainable Equity Fund

Mirova U.S. Sustainable Equity Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Mid Cap Fund

Vaughan Nelson Small Cap Value Fund

GATEWAY FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GATEX

Michael T. Buckius, CFA®	Class C GTECX

Paul R. Stewart, CFA®	Class N GTENX

Kenneth H. Toft, CFA®	Class Y GTEYX

Gateway Investment Advisers, LLC

Investment Goal

The Fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Market Conditions

The above-average annual return of the S&P 500® Index in 2020 belies the economic and market turmoil wrought by the Covid-19 pandemic during the year. As investors processed the potential economic impact of the virus in March, equities experienced record-setting volatility and fell into a bear market faster than any other market decline in history. Nearly as shocking was how swiftly the equity market recovered to new highs, which also happened in record time. The recovery was led primarily by technology businesses that helped facilitate home-based work, entertainment and shopping, while more economically sensitive businesses lagged behind. After the recovery reached a temporary peak in early September, the market experienced an additional sharp decline as investors processed a resurging pandemic case count and election uncertainty. In November, as election results became clearer and progress was made on Covid-19 vaccines, losses were recovered and the equity market delivered its second highest total return of any November on record. The S&P 500® Index continued to trend upward in December and ended the year at a new all-time high.

The turmoil caused by the pandemic drove a significant shift in measures of realized volatility, implied volatility, and the dynamic relationship between the two. Volatility measures at the beginning of 2020 were consistent with the below-average readings persistent in recent years. The Cboe® Volatility Index® (the VIX®) set a 2020 closing low of 12.10 on January 17 and did not break above its long-term average of 19.47 until February 24, the first day in 2020 in which the S&P 500® Index had a loss exceeding 3%. The VIX® rose as high as 85.47 on March 18, just shy of its all-time intra-day high reading of 89.53 set in 2008.

Realized volatility measures in 2020 were even more extreme. The S&P 500® Index would record 16 more one-day losses exceeding 3%, eight of which occurred in March alone. The large swings resulted in a 93.44% annualized standard deviation of daily returns for the S&P 500® Index in March, the highest reading of monthly standard deviation in history, dating back to 1928. The massive spike in realized volatility caused the typical relationship between implied and realized volatility to invert. Typically, implied volatility measures exceed realized volatility, and this relationship has held about 90% of the time on a monthly basis since 1990. The March 2020 inversion was the largest on record, nearly 50% larger than the previous record established in September 2008. While it was extreme, the inversion was temporary, as realized volatility normalized more quickly than implied volatility. After implied volatility peaked in mid-March, the VIX® trended lower while the spread between implied and realized volatility flipped back to positive in April and remained positive each subsequent month of the year. Moreover, the August and December measures were the highest and second-highest implied versus realized spreads in history.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Gateway Fund returned 7.19% at net asset value. The Fund’s primary benchmark, the S&P 500® Index, returned 18.40% for the same period, while its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index, while also selling index call options and purchasing index put options. The Fund seeks to generate returns by creating cash flow through writing at-the-money index call options against the full value of its underlying equity portfolio. The written call options, premium levels of which have a high correlation to volatility, provide cash flow into the Fund, yet may limit upside participation in an equity market advance. The Fund uses some of the cash flow from index call option writing to purchase out-of-the-money index put options to mitigate sudden and severe price declines in the equity portfolio. An index call option is described as being at-the-money when the price of the underlying index is the same as the option’s strike price. Additionally, an index put option is described as being out-of-the-money when its strike price is below the price of the underlying index. It is the net premium-to-earn from selling index call options less the price of protective index put options that is a significant factor in determining how much participation the Fund will

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have in a rising market and how much downside protection is delivered in a declining market. In the long term, the combination of the diversified stock portfolio, steady cash flow from the sale of index call options and downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk.

The Fund underperformed its primary benchmark for the year while achieving the risk component of its objective by exhibiting significantly less risk than the equity market. Throughout 2020, the Fund’s two-part option strategy delivered equity market participation during the periods in which the equity market advanced and significant downside protection during market declines. Specifically, from the beginning of the year to the pre-Covid equity market high on February 19, the Fund returned 1.79%, underperforming the S&P 500® Index by 3.29 percentage points. When the equity market has a strong advance combined with below-average implied volatility levels, underperformance is expected as the risk-reducing option strategy generates losses that detract from the return of the Fund’s index-tracking equity portfolio. During the pandemic-driven bear market from February 19 to March 23, the Fund declined 16.10%, less than half the loss of its primary benchmark, as gains from its option strategy provided 17.69 percentage points of downside protection relative to the S&P 500® Index. The Fund returned 20.61% during the market recovery from March 23 to the temporary recovery peak on September 2. The S&P 500® Index returned 61.39% over this period and the Fund’s return differential with its benchmark was primarily due to losses from the Fund’s option strategy, though above-average implied volatility levels resulted in smaller losses than would have otherwise been incurred. From September 2 through year-end, during a market advance that was far from steady, sustained implied volatility levels helped the Fund deliver strong market participation with a return of 4.06% compared to the S&P 500® Index return of 5.45% for the same period. This volatile timeframe included a decline of 8.48% for the S&P 500® Index from September 2 through October 31. The Fund again provided downside protection with a return of -3.39% over the same period.

The Fund’s equity portfolio returned 20.06% for the year, a performance differential of positive 166 basis points versus the S&P 500® Index. Consistent with its investment objective, the measured risk of the Fund was low relative to the US equity market, as its standard deviation of daily returns for 2020 was 13.87% versus 34.43% for the S&P 500® Index.

The Fund began the year with full index put option coverage. Amid heightened equity market volatility during the pandemic-driven bear market, the investment team closed out two index put option positions at a profit on February 27, resulting in a put coverage range of 65%–80%. The team further reduced the Fund’s put coverage three additional times in March, ending the first quarter of 2020 with a put coverage range of 40%–50%. These actions monetized the higher volatility that was priced into index put option contracts and preserved index put option gains. As put coverage was reduced, in an effort to keep the Fund’s risk profile consistent, the index put option portfolio had a weighted-average strike price closer than usual to the equity market level. As the equity market recovered, implied volatility moderated from extreme levels and created opportunities for the investment team to selectively increase index put option coverage in a cost-effective way, while maintaining a consistent risk profile. From early April to August, the team gradually increased put option coverage to a range of 80%–95%. Over the remainder of the year, the Fund’s put option coverage range was unchanged while a typical risk profile was maintained. The Fund maintained a portfolio of written index call options on the full value of its equity holdings over the course of the year while making active adjustments to positions in response to changing market conditions.

Outlook

Gateway’s investment philosophy is informed by its long history and maintains that the equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow with index options, rather than seeking to forecast the market, can be a lower-risk way to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment. As always, Gateway will avoid incorporating forecasts into its investment approach and will not attempt to anticipate how events will unfold.

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GATEWAY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Apple, Inc.	7.00%
2	Microsoft Corp.	5.68
3	Amazon.com, Inc.	4.57
4	Alphabet, Inc., Class C	2.28
5	Facebook, Inc., Class A	2.20
6	Berkshire Hathaway, Inc., Class B	1.69
7	JPMorgan Chase & Co.	1.62
8	Visa, Inc., Class A	1.45
9	Johnson & Johnson	1.31
10	UnitedHealth Group, Inc.	1.29

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns – December 31, 20204

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y (Inception 2/19/08)
NAV	7.19%	5.77%	5.15%	—%	0.76%	0.70%

Class A (Inception 12/07/77)
NAV	6.92	5.51	4.90	—	1.01	0.94
With 5.75% Maximum Sales Charge	0.76	4.27	4.28	—

Class C (Inception 2/19/08)
NAV	6.13	4.71	4.10	—	1.76	1.70
With CDSC[1]	5.13	4.71	4.10	—

Class N (Inception 5/1/17)
NAV	7.25	—	—	5.36	0.69	0.65

Comparative Performance
S&P 500® Index[2]	18.40	15.22	13.88	15.30
Bloomberg Barclays U.S. Aggregate Bond Index[3]	7.51	4.44	3.84	4.93

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For more recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GCPAX

Michael T. Buckius, CFA®	Class C GCPCX

Kenneth H. Toft, CFA®	Class N GCPNX

Gateway Investment Advisers, LLC	Class Y GCPYX

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Market Conditions

The S&P 500® Index returned 18.40% for the year. The above-average calendar year return and positive note on which 2020 ended nearly disguised the turmoil with which it began. During the pre-Covid period of January 1 through February 19, 2020 the S&P 500® Index returned 5.08%, continuing its positive momentum from 2019 as investors reflected on the passage of major global trade deals and strong backward-looking economic data. A pandemic-driven bear market combined with government policies that severely restricted economic activity drove the S&P 500® Index down 33.79% from February 19 through March 23. The recovery from the bear market was led primarily by technology businesses that helped facilitate home-based work, entertainment and shopping, and powered the S&P 500® Index to a 61.39% return from March 23 to the recovery period peak on September 2. From September 2 through year-end, the S&P 500® Index returned 5.45%, but the advance was far from steady. The same businesses that drove the recovery period led a decline of 8.48% from September 2 through October 31 as investors processed a resurging pandemic case count and election uncertainty. In November, as election results became clearer and progress was made on Covid-19 vaccines, losses from September and October were recovered and the equity market delivered its second highest total return of any November on record. The market continued to trend upward in December, with the S&P 500® Index ending the year at a new all-time high.

The turmoil caused by the pandemic drove a significant shift in measures of realized volatility, implied volatility and the dynamic relationship between the two. Volatility measures at the beginning of 2020 were consistent with the below-average readings persistent in recent years. The Cboe® Volatility Index® (the VIX®) set a 2020 closing low of 12.10 on January 17 and did not break above its long-term average of 19.47 until February 24, the first day in 2020 in which the S&P 500® Index had a loss exceeding 3%. The VIX® rose as high as 85.47 on March 18, just shy of its all-time intra-day high reading of 89.53 set in 2008.

Realized volatility measures in 2020 were even more extreme. The S&P 500® Index would record 16 more one-day losses exceeding 3%, eight of which occurred in March alone. The large swings resulted in a 93.44% annualized standard deviation of daily returns for the S&P 500® Index in March, the highest reading of monthly standard deviation in history, dating back to 1928. The massive spike in realized volatility caused the typical relationship between implied and realized volatility to invert. Typically, implied volatility measures exceed realized volatility, and this relationship has held about 90% of the time on a monthly basis since 1990. The inversion in March 2020 was the largest on record, nearly 50% larger than the previous record established in September 2008. While it was extreme, the inversion was temporary, as realized volatility normalized more quickly than implied volatility. After implied volatility peaked in mid-March, the VIX® trended lower while the spread between implied and realized volatility flipped back to positive in April and remained positive each subsequent month of the year. Moreover, the August and December measures were the highest and second-highest implied versus realized spreads in history.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Gateway Equity Call Premium Fund returned 8.38% at net asset value. The Fund outperformed its primary benchmark, the Cboe S&P 500 BuyWrite Index (“BXMSM”), which returned -2.75% for the same period.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index and support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s after-tax total return. The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the single index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

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The Fund outperformed the BXMSM by 1,113 basis points for the year. Throughout 2020, the Fund’s diversified and active index call option writing approach generated risk-reducing cash flow and delivered equity market participation during periods in which the equity market advanced and downside protection during market declines. Specifically, the Fund provided consistent market exposure during the pre-Covid advance from January 1 through February 19, with a return of 2.83% compared to the BXMSM return of 2.25%. During the pandemic-driven bear market from February 19 to March 23, the Fund returned -25.24% compared to the BXMSM return of -30.23%. The BXM’sSM passive, single contract approach produced less cash flow and resulted in increasing market exposure during the market decline while the Fund’s diversified and actively managed approach generated higher cash flow from written index call options and lower market exposure, resulting in better downside protection.

During the market recovery from March 23 to the temporary recovery peak on September 2, the Fund returned 32.13%, outperforming the BXMSM return of 27.22%, as the Fund’s approach again provided consistent equity exposure and higher cash flow. From September 2 through year-end, during a market advance that was far from steady, the Fund returned 6.70%, underperforming the BXMSM return of 7.13%. The Fund’s underperformance for the period was primarily due to a larger loss than the BXMSM for the month of September. Consistent with its active approach, the Fund began September with the weighted-average strike price of its written index call option portfolio approximately at-the-money, resulting in relatively more exposure to the market’s decline than the BXMSM, which began the month with very low market exposure as the strong market advance in August put its written index call option deep in-the-money.

The Fund’s equity portfolio returned 20.08% for the year, a performance differential of positive 168 basis points versus the S&P 500® Index. The measured risk of the Fund was lower than that of the US equity market and the BXMSM, as its standard deviation of daily returns for 2020 was 22.71%, versus 34.43% and 27.01% for the S&P 500® Index and the BXMSM, respectively.

Outlook

Gateway’s investment philosophy is informed by its long history and maintains that the equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow with index options, rather than seeking to forecast the market, can be a lower-risk way to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment. As always, Gateway will avoid incorporating forecasts into its investment approach and will not attempt to anticipate how events will unfold.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2014 (inception) through December 31, 2020

See notes to chart on page 7.

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GATEWAY EQUITY CALL PREMIUM FUND

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Apple, Inc.	6.95%
2	Microsoft Corp.	5.50
3	Amazon.com, Inc.	4.49
4	Facebook, Inc., Class A	2.16
5	Alphabet, Inc., Class C	2.00
6	JPMorgan Chase & Co.	1.70
7	Berkshire Hathaway, Inc., Class B	1.62
8	Visa, Inc., Class A	1.57
9	UnitedHealth Group, Inc.	1.41
10	Procter & Gamble Co. (The)	1.40

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns – December 31, 20204

	1 Year	5 Years	Life of Class		Expense Ratios[5]
					Gross	Net

Class Y (Inception 9/30/14)			Class Y/A/C	Class N
NAV	8.38%	7.68%	6.79%	—%	1.17%	0.95%

Class A (Inception 9/30/14)
NAV	8.06	7.40	6.53	—	1.42	1.20
With 5.75% Maximum Sales Charge	1.83	6.14	5.52	—

Class C (Inception 9/30/14)
NAV	7.23	6.61	5.74	—	2.17	1.95
With CDSC[1]	6.23	6.61	5.74	—

Class N (Inception 5/1/17)
NAV	8.36	—	—	7.13	1.63	0.90

Comparative Performance
Cboe S&P 500 BuyWrite Index (BXMSM)[2]	-2.75	5.33	6.14	3.95
S&P 500® Index[3]	18.40	15.22	13.88	15.30

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Cboe S&P 500 BuyWrite IndexSM (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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MIROVA GLOBAL GREEN BOND FUND

Managers	Symbols

Marc Briand	Class A MGGAX

Charles Portier	Class N MGGNX

Bertrand Rocher	Class Y MGGYX

Mirova US LLC

*	Effective September 1, 2020, Bertrand Rocher joined the portfolio management team of the Fund.

Investment Goal

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds.

Market Conditions

Had an investor been told at the beginning of 2020 that during the following year, global unemployment would hit unprecedented levels, almost 2 million people would die from a virus that affected over 87 million people around the world, that this virus would require people to stay in their homes, would cause large global contractions in economic growth even with unprecedented levels of monetary and fiscal stimulus globally — had that investor been then asked their expectations for global markets for that year, it is challenging to believe many would see the market as rising significantly for the year under these circumstances. Yet this is exactly what has unfolded over the last 12 months.

In early November specifically, the announcement that several vaccines were found effective triggered a wave of market optimism that further buoyed the already supportive momentum observed over October after the late September sell-off. This occurred amid the backdrop that it was likely the United States would have a more conventional president in the White House and a Brexit agreement between the UK and the EU came to fruition. This further boosted markets: All credit segments rallied with Investment Grade (IG) and High Yield (HY) spreads having retraced back to their mid-February 2020 levels, i.e. the period prior to the pandemic-driven panic. More specifically, the Bloomberg Barclays Euro Aggregate Corporate Average Option-Adjusted Spread Index stood at 0.92% as of December 31, 2020 — a relatively tight level, from a historical point of view. In such a one-way, risk-on market, high betas — be it in the form of subordinated debts or of pure senior high yield — logically outperformed investment grade. Of course, cyclical credits also performed well as market makers were modelling scenarios under which the probability of a rapid recovery in mobility, travel or leisure, amongst a flurry of other sectors, was growing, something that has subsequently fueled spread tightening for industries such as automotive, transportation, and gaming.

Once again, the backbone of all those moves remains central bank policies: the Federal Reserve, European Central Bank, Bank of England, and Bank of Japan with accommodative measures, such as massive bond purchase programs, continued to play their role, as they had all over the second and third quarters; this is of course exacerbating the impact of a relatively modest net supply.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Mirova Global Green Bond Fund returned 7.85%, at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays MSCI Green Bond Index, which returned 6.67%.

Explanation of Fund Performance

The Fund faced some challenges during the first quarter where it underperformed its benchmark by 1.61%. This under-performance was due to both allocation and security selection. At that time, the long position on corporate versus government bonds (specifically German bonds) detracted as did the long exposure on high beta issuers within the corporates (hybrids), financials (Tier 2) and quasi sovereign (hybrids). During this time, corporate issues became very attractive considering the full support of central banks, and the Fund increased its exposure to corporate issuers during March, accordingly.

After closing the books on the first quarter of 2020, we’ve seen a steady, V-shaped market recovery and, broadly speaking, corporate credit outperformed for the remainder of 2020, primarily within investment grade, and high yield followed later in the fourth quarter of 2020.

Amid this backdrop we saw the Fund outperform its benchmark by 1.15%, 0.69%, and 0.97%, respectively, over the second, third, and fourth quarters.

In the fourth quarter, the continued market recovery took credit spreads to almost pre-pandemic levels, which led us to take profit by reducing corporate credit exposure from 70% down to 56%. Alternatively, we have been investing in emerging market green sovereigns

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MIROVA GLOBAL GREEN BOND FUND

(Chile, Hungary, Mexico) which offered attractive returns and kept our high-yield exposure at ~10%. From a credit-cycle point-of-view, we have been increasing our cyclical exposure (mainly through automotive and capital goods) versus more defensive securities in order to take advantage of the economic recovery post-pandemic.

All in all, the majority of outperformance in 2020 came from allocation. Security selection was costly until November from which point it recovered enough to close the year slightly positive as a contributor to outperformance as well. Yield curve positioning and duration acted in a somewhat opposite manner as our long duration positioning for the US which paid off until August when it pulled-back and ended up flat year-to-date.

Outlook

In many ways, it seems as though we are picking-up 2021 right where we thought we were to start 2020. It is reminiscent in terms of market configuration where investors are seeking yield, compression trading is predominantly driving the market, and we see historical lows spread-wise and highs in price (including in some equity indices). However, as we have just witnessed with the Covid-19 pandemic derailing commonly accepted outlook for 2020; 2021 could too, be full of surprises, but we believe those will be positive on the economic front, with vaccine execution taking center stage. According to our constructive scenario, main performance contributors will be security selection, duration, geopolitical pressures tied to changing administrations in the United States, and Covid-19 related knock-on effects tied to vaccine dissemination and pandemic related-spending.

Hypothetical Growth of $100,000 Investment in Class Y Shares2

February 28, 2017 (inception) through December 31, 2020

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Average Annual Total Returns – December 31, 20202

	1 Year	Life of Fund	Expense Ratios[3]
			Gross	Net

Class Y (Inception 2/28/17)
NAV	7.85%	5.09%	1.28%	0.71%

Class A (Inception 2/28/17)
NAV	7.61	4.85	1.56	0.96
With 4.25% Maximum Sales Charge	3.04	3.68

Class N (Inception 2/28/17)
NAV	7.89	5.17	1.08	0.66

Comparative Performance
Bloomberg Barclays MSCI Green Bond Index[1]	6.67	5.52

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The Bloomberg Barclays MSCI Green Bond Index provides a broad-based measure of global fixed-income securities issued to fund projects with direct environmental benefits according to MSCI ESG Research’s green bond criteria. The green bonds are primarily investment-grade, or may be classified by other sources when bond ratings are not available. The Index may include green bonds from the corporate, securitized, Treasury, or government-related sectors.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  10

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A ESGMX

Hua Cheng, CFA®, PhD	Class C ESGCX

Amber Fairbanks, CFA®	Class N ESGNX

Mirova US LLC	Class Y ESGYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Had investors been told at the beginning of 2020 that in the upcoming year global unemployment would hit unprecedented levels, almost 2 million people would die from a virus that affected over 87 million people around the world, that this virus would require people to stay in their homes and would cause large global contractions in economic growth even with unprecedented levels of monetary and fiscal stimulus globally — it is unlikely that many would have predicted the market rising significantly for the year. Yet this is exactly what unfolded over the last 12 months.

Monetary policy that encouraged risk taking can be partially credited for the strong performance of equities for much of the year after a sharp decline in March, but perhaps a stronger driver has been hope. The fourth quarter of the year certainly served to boost hope and optimism that the world would soon return to something closer to normal as pharmaceutical companies announced the development of effective vaccines to treat the Covid-19 virus. It is often said that the stock market is forward looking, though not well explored is whether the stock market is accurate in its forward-looking view. Many are happy to put 2020 in the rear-view mirror, and if the market is accurate in its view, 2021 should be a much better year — certainly one can hope that is the case.

Performance Results

For the 12 months ended December 31, 2020, Class Y Shares of the Mirova Global Sustainable Equity Fund returned 32.42% at net asset value. The Fund outperformed its benchmark, the MSCI World Index (Net), which returned 15.90% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The biggest contributors to relative performance were stock selection, particularly in Industrials, Utilities and Healthcare. Stocks held in Industrials and Utilities benefited from growth in alternative energy, particularly Vestas Wind Systems A/S, a wind turbine manufacturer, and Orsted A/S, an offshore wind utility. Both increased sharply on strong growth in demand for alternative energy during the year as well as a very positive outlook for growth given the objectives outlined by the Biden administration around climate change. Within Healthcare, Danaher Corp. and Thermo Fisher Scientific Inc., two companies broadly exposed to increased spending in healthcare, were strong performers for the year.

The biggest detractors from relative performance were stock selection in Consumer Discretionary and cash held in the portfolio. Within Consumer Discretionary, companies affected by cyclical demand and companies with a brick and mortar presence declined as Covid-19 detracted from performance. This included building company Sekisui House, eyeglass manufacturer EssilorLuxottica and auto component manufacturer Valeo. The worst performing stock for 2020 was Danone SA, which reported weak organic growth. Investors remain concerned about the company’s ability to reinvigorate its revenue growth.

The portfolio invests in companies that offer solutions to and/or are expected to benefit from the demographic, technological, environmental and governance-related transitions that Mirova believes will transform the world’s economies and societies during the next decade.

With many governments still committed to keeping global warming limited to a 2-degree Celsius scenario, we expect climate change to remain a driver of political debate and the portfolio will continue to shy away from fossil fuel extraction in favor of renewables and companies focused on energy efficiency. Although cyclical exposure increased modestly during the quarter as a result of portfolio adjustments (see below), the team continues to like the downside protection that companies with strong balance sheets, solid management teams and positive exposure to long-term secular trends potentially offer.

During the year, the investment team initiated positions in Intuitive Surgical, Inc., Bright Horizons Family Solutions, Inc., Ball Corp., and Orpea SA and sold outright Fresenius SE & Co. and Gilead Sciences, Inc.

11  |

Intuitive Surgical was added in April. The company’s main product is an advanced surgical system, daVinci Surgical System, and its related instruments and services. The system includes surgeon’s console, patient-side cart, and high performance vision system. Intuitive Surgical provides solutions for global healthcare challenges as it innovates and manufactures surgical robotic systems that allow minimally invasive surgery and provide real-life images of the patient’s anatomy during surgery. It is uniquely positioned with the best system in the robotic surgery industry and provides a very attractive value proposition for hospitals, patients and doctors. Its competitive advantage is well protected, its financials are very strong, and its top management team has a very good track record over the long run. The position was initiated after its valuation became more attractive.

The position in Bright Horizons was also initiated in April. Bright Horizons is a provider of childcare, early education and back-up dependent care services primarily under multi-year contracts with employers who offer childcare services as part of their employee benefits package. They are the leader in employer-sponsored center-based child care. As the market leader in daycare centers, Bright Horizons is a strong beneficiary of a secular trend towards two-working-parent households. Economies of scale should continue to drive operating leverage, and Bright Horizons is a well-run company with attractive business return metrics. We initiated the position after the valuation became much more attractive given the long-term prospects of the company.

In July, Fresenius was sold because of the deterioration of both the sustainability and fundamental opinions. Regarding the sustainability opinion, there are several recent controversies pertaining to the business of Fresenius Medical Care, of which Fresenius owns more than 30% of the shares. There was a $231 million fine for international misconduct allegations by the SEC/DOJ including kickbacks to the American Kidney Fund in exchange for business and an ongoing investigation by the US Department of Health and Human Services for healthcare fraud. For our fundamental opinion, the execution track record of the management team is below our expectations and we had lower conviction on the update.

A position in Ball Corp. was initiated in September. Founded in 1880 and headquartered in Broomfield, Colorado, Ball Corp. supplies aluminum packaging products to the beverage, personal care, automotive, paint, healthcare, and household products industries. It operates in four segments: Beverage Packaging, North and Central America; Beverage Packaging, South America; Beverage Packaging, Europe; and Aerospace. Ball Corp. is well positioned to benefit from increased awareness and regulation around single-use plastic as the largest aluminum packaging manufacturer. Aluminum cans have significantly higher recycling rates than other materials and are composed of more recycled content than competing packaging types. In addition, they are infinitely recyclable in a true “closed loop” as opposed to plastic which is typically “down-cycled” into products like carpet fiber or landfill liner. While glass is also infinitely recyclable, it is heavier than aluminum and thus requires more energy to transport. As the value per ton of aluminum is quite high and recycled content is desirable for manufacturers as it reduces manufacturing costs, aluminum recycling rates and recycled content should remain at high levels relative to plastic and glass which are less economical to recycle. As the largest player in all three geographic regions in which it operates, the company benefits from economies of scale from its manufacturing footprint. Ball Corp. has been divesting businesses over the past several years and focusing growth capital expenditures on faster growing markets, positioning the company to post stronger revenue growth and sustained margin improvement in the years ahead.

In November, Gilead Sciences was sold. While the company remains the global leader in HIV treatment, its HCV franchise has been declining and lack of a robust product pipeline raises concerns around future growth drivers for the company.

Also in November, we initiated a position in Orpea. Orpea is the leading European provider of dependency care through nursing homes, assisted-living facilities, post-acute and rehabilitation hospitals, and psychiatric hospitals. Orpea is addressing the increasingly important need for senior healthcare in all its forms, from retirement homes to homecare and home services. The company is well positioned to benefit from strong growth drivers including an aging population and public financing constraints. The company has a strong strategic position given its high-quality network and attractive locations and has solid opportunities for growth through its pipeline in Latin America and Central East Europe.

Finally in November, the team trimmed several existing positions in companies that had done very well year-to-date and used the proceeds to invest in existing positions in financials and other cyclically exposed sectors of the market that had underperformed. Announcements from Pfizer and AstraZeneca at the beginning of the month removed risks around when and if a vaccine would be developed, and provided a higher level of visibility into the timing of the economic recovery. These announcements removed a sizable overhang on holdings that had cyclical exposure and increased the team’s conviction in these companies.

Although cyclical exposure increased modestly by the end of the year, the team continues to like the downside protection that companies with strong balance sheets and positive exposure to long-term secular trends potentially offer. Geographically, the portfolio currently has a small bias to European names (mainly euro-zone), while being underweight US names. This is mainly a function of where the team is currently finding attractively valued opportunities. In terms of sector exposure, the portfolio currently has no exposure to energy (oil and gas extraction) or real estate, and it is underweight financials. This is mainly driven by valuation (real estate) and the thematic and sustainability approach of the team.

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MIROVA GLOBAL SUSTAINABLE EQUITY FUND

As the team expects trends like the digitalization of our economy to accelerate along with support for the healthcare sector in response to Covid-19, the portfolio remains overweight technology and healthcare. There is also an underweight position in the more defensive consumer staples sector, which to some extent is offset by an overweight position in materials (mainly natural food ingredients). With many governments still committed to keeping global warming limited to a 2-degree Celsius scenario, the team expects climate change to remain a driver of political debate and the portfolio will continue to avoid fossil fuel extraction in favor of renewable energy and energy efficiency companies.

Outlook

The portfolio remains focused on long-term secular trends around demographics, technology, the environment and governance. Several of these trends have seen strong growth and higher levels of visibility during this pandemic. While demand for energy has fallen due to the economic slowdown, market share of renewable energy continues to increase, and climate change remains an important topic that many countries are addressing through policies around increased generation from renewable energy. The digitalization of the economy is accelerating as people continue to work from home and shop online. These trends are expected to continue to grow after the pandemic, and the portfolio will continue to focus its holdings on companies well positioned for a changing world.

Looking longer-term, the team continues to believe companies addressing long-term secular trends will continue to outperform. There has been a sharp increase in healthcare spending in an effort to find a vaccine and treatment for Covid-19, but even before this year spending on healthcare has shown robust growth as populations age in developed countries and, globally, populations increase their focus on health and well-being. Some trends within technology also saw sharp growth in 2020, as people shopping and working from home benefited companies exposed to e-commerce and cloud computing. It seems unlikely this growth will reverse after the pandemic is behind us. The team sees a long runway for continued growth for companies positively exposed to these trends, and expects robust growth for renewable energy as government policies, as well as pure economics, will provide strong tailwinds.

Equities broadly look expensive in absolute terms, particularly in the US, which has outperformed other markets for several years. However, when compared to bonds, equities look inexpensive on a relative basis and are supported by the prospect of a strong economic recovery. It will be incredibly important, however, to have a solid equity valuation discipline as there are several stocks, particularly in the US, whose prices appear to have dislocated from long-term fundamentals. The team also continues to see risk around the pace of inoculations and the trajectory of the global recovery. While we expect to see a strong economic recovery in 2021, numerous people have lost their jobs, their savings or their small businesses. These will take time to rebuild — even longer in emerging countries — and there is some risk around the market’s idea that the economic recovery is V-shaped.

13  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through December 31, 2020

See notes to chart on page 15.

Top Ten Holdings as of December 31, 2020

	Security Name	% of Assets
1	Orsted A/S	5.09%
2	Vestas Wind Systems A/S	4.18
3	Microsoft Corp.	4.15
4	MasterCard, Inc., Class A	4.01
5	Ecolab, Inc.	3.81
6	Thermo Fisher Scientific, Inc.	3.60
7	Symrise AG	3.45
8	eBay, Inc.	3.36
9	Eaton Corp. PLC	3.27
10	Danaher Corp.	3.12

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  14

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Average Annual Total Returns – December 31, 20203

	1 Year	Life of Class		Expense Ratios[4]
				Gross	Net

Class Y (Inception 3/31/16)		Class Y/A/C	Class N
NAV	32.42%	17.38%	—%	1.14%	0.96%

Class A (Inception 3/31/16)
NAV	32.07	17.09	—	1.39	1.21
With 5.75% Maximum Sales Charge	24.47	15.64	—

Class C (Inception 3/31/16)
NAV	31.07	16.22	—	2.14	1.96
With CDSC[1]	30.07	16.22	—

Class N (Inception 5/1/17)
NAV	32.44	—	19.06	1.08	0.90

Comparative Performance
MSCI World Index (Net)[2]	15.90	12.90	12.20

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. It is composed of common stocks of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

15  |

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MRVAX

Hua Cheng, CFA® PhD	Class N MRVNX

Amber Fairbanks, CFA®	Class Y MRVYX

Mirova US LLC

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Had investors been told at the beginning of 2020 that in the upcoming year global unemployment would hit unprecedented levels, almost 2 million people would die from a virus that affected over 87 million people around the world, that this virus would require people to stay in their homes and would cause large global contractions in economic growth even with unprecedented levels of monetary and fiscal stimulus globally — it is unlikely that many would have predicted the market rising significantly for the year. Yet this is exactly what unfolded over the last 12 months.

Monetary policy that encouraged risk taking can be partially credited for the strong performance of equities for much of the year after a sharp decline in March, but perhaps a stronger driver has been hope. The fourth quarter of the year certainly served to boost hope and optimism that the world would soon return to something closer to normal as pharmaceutical companies announced the development of effective vaccines to treat the Covid-19 virus. It is often said that the stock market is forward looking, though not well explored is whether the stock market is accurate in its forward-looking view. Many are happy to put 2020 in the rear-view mirror, and if the market is accurate in its view, 2021 should be a much better year — certainly one can hope that is the case.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Mirova International Sustainable Equity Fund returned 23.60% at net asset value. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 7.82%.

Explanation of Fund Performance

Broadly, stock selection across sectors made the biggest contribution to returns, with allocation detracting from relative performance. The largest performance driver was stock selection within Utilities, where offshore wind utility Orsted performed very well. Also contributing strongly to performance was stock selection within Financials, where all six financial names had positive returns for the year. Detracting from performance were two Materials names, Symrise and Chr. Hansen, two natural ingredient manufacturers.

The portfolio invests in companies that offer solutions to and/or are expected to benefit from the demographic, technological, environmental and governance-related transitions that Mirova believes will transform the world’s economies and societies during the next decade.

As trends like the digitalization of our economy, which saw strong growth as a result of Covid-19, are expected to continue to grow strongly, the portfolio remains overweight Technology. There is also an underweight position in the more defensive Consumer Staples sector which, to some extent, is offset by an overweight position in Materials. With many governments still committed to keeping global warming limited to a 2-degree Celsius scenario, we expect climate change to remain a driver of political debate and the portfolio will continue to shy away from fossil fuel extraction in favor of renewables and companies focused on energy efficiency. Although cyclical exposure increased modestly as a result of portfolio adjustments (see below), the team continues to like the downside protection that companies with strong balance sheets, solid management teams and positive exposure to long-term secular trends potentially offer.

The investment team trimmed several existing positions in companies that had done very well year-to-date and used the proceeds to invest in held positions that had underperformed in Financials and other cyclically exposed sectors of the market. Announcements from Pfizer and AstraZeneca at the beginning of November removed risks around when and if a vaccine would be developed and provided a higher level of visibility into the timing of the economic recovery. These announcements removed a sizable overhang on stocks held that had cyclical exposure and increased the team’s conviction in these companies.

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MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Outlook

Looking longer-term, the team continues to believe companies addressing long-term secular trends will continue to outperform. There has been a sharp increase in healthcare spending in an effort to find a vaccine and treatment for Covid-19, but even before this year spending on healthcare has shown robust growth as populations age in developed countries and, globally, populations increase their focus on health and well-being. Some trends within technology also saw sharp growth in 2020, as people shopping and working from home benefited companies exposed to e-commerce and cloud computing. It seems unlikely this growth will reverse after the pandemic is behind us. The team sees a long runway for continued growth for companies positively exposed to these trends, and expects robust growth for renewable energy as government policies, as well as pure economics, will provide strong tailwinds.

Equities broadly look expensive in absolute terms, particularly in the US, which has outperformed other markets for several years. However, when compared to bonds, equities look inexpensive on a relative basis and are supported by the prospect of a strong economic recovery. It will be incredibly important, however, to have a solid equity valuation discipline as there are several stocks, particularly in the US, whose prices appear to have dislocated from long-term fundamentals. The team also continues to see risk around the pace of inoculations and the trajectory of the global recovery. While we expect to see a strong economic recovery in 2021, numerous people have lost their jobs, their savings or their small businesses. These will take time to rebuild — even longer in emerging countries — and there is some risk around the market’s idea that the economic recovery is V-shaped.

Hypothetical Growth of $100,000 Investment in Class Y Shares2

December 28, 2018 (inception) through December 31, 2020

17  |

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Vestas Wind Systems A/S	4.95%
2	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	4.90
3	Orsted A/S	4.88
4	AIA Group Ltd.	4.28
5	ASML Holding NV	3.88
6	KBC Group NV	3.53
7	Novo Nordisk A/S, Class B	3.24
8	Legal & General Group PLC	3.22
9	Adyen NV	3.14
10	Kubota Corp.	2.75

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns – December 31, 20202

	1 Year	Life of Fund	Expense Ratios[3]
			Gross	Net

Class Y (Inception 12/28/18)
NAV	23.60%	24.97%	94.13%	0.96%

Class A (Inception 12/28/18)
NAV	23.18	24.64	107.91	1.21
With 5.75% Maximum Sales Charge	16.13	21.02

Class N (Inception 12/28/18)
NAV	23.60	25.02	1.99	0.92

Comparative Performance
MSCI EAFE Index (Net)[1]	7.82	14.83

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The MSCI EAFE (Net) is a free float-adjusted market capitalization index designed to measure large and mid-cap equity performance in developed markets, excluding the U.S. and Canada. The Index includes countries in Europe, Australasia, and the Far East.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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MIROVA U.S. SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MUSAX

Hua Cheng, CFA® PhD	Class Y MUSYX

Amber Fairbanks, CFA®	Class N MUSNX

Mirova US LLC	Class C MUSCX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

The Mirova U.S. Sustainable Equity Fund was launched on December 15, 2020 as we were very much in the home stretch of a year, marred by the Covid-19 pandemic, which many will be happy to put in the rear-view mirror, and, if the market is accurate in its view, 2021 should be a much better year.

For the ~2-week period where the Fund did participate, there broad market saw continued positive news around a Covid-19 vaccine announced in November which fueled continued optimism in December.

Performance Results

Mirova U.S. Sustainable Equity Fund was launched on December 15, 2020. For the period ended December 31, 2020, Class Y shares of the Fund returned 2.10% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned 1.72%.

Explanation of Fund Performance

Energy was the strongest performing theme. The top performing stocks were alternative energy holdings, First Solar and Ormat, which performed strongly on policies President-Elect Biden has outlined supporting the growth of alternative energy. The Mobility theme also performed well, both on the expectation of a cyclical rebound in 2021 and on exposure in that sector to electrification of vehicles through Aptiv, which should see more robust growth if Biden’s proposed policies are enacted.

The biggest detractors from relative performance were stock selection in Materials and the Healthcare sector. Within Materials, Ecolab declined on continued investor concern over the lingering impact of Covid-19 on its hospitality business. Stock selection in Healthcare detracted from performance as some names held in the portfolio that had performed well year-to-date saw profit taking at year-end. Within Healthcare, Thermo Fisher declined slightly as investors took some profits after strong performance of the stock throughout the year. Verizon also declined slightly for the two-week period on minimal news.

Outlook

The portfolio focuses on long-term secular trends around demographics, technology, the environment and governance. Several of these trends have seen strong growth and higher levels of visibility through this pandemic. While demand for energy has fallen due to the economic slowdown, market share of renewable energy continues to increase, and climate change remains an important topic that many countries are addressing through policies related to renewable energy. The digitalization of the economy is accelerating as people continue to work from home and shop online. These trends are expected to continue growing after the pandemic. The portfolio will continue to focus its holdings on companies well positioned for a changing world.

19  |

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Microsoft Corp.	6.67%
2	Thermo Fisher Scientific, Inc.	5.54
3	Danaher Corp.	5.53
4	Adobe, Inc.	4.93
5	MasterCard, Inc., Class A	4.73
6	NextEra Energy, Inc.	4.53
7	Ecolab, Inc.	4.33
8	Eaton Corp. PLC	4.14
9	eBay, Inc.	3.84
10	American Water Works Co., Inc.	3.76

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Total Returns – December 31, 20203

	Life of Fund	Expense Ratios[4]
		Gross	Net

Class Y (Inception 12/15/20)
NAV	2.10%	34.34%	0.80%

Class A (Inception 12/15/20)
NAV	2.10	34.59	1.05
With 5.75% Maximum Sales Charge	-3.77

Class C (Inception 12/15/20)
NAV	2.10	35.34	1.80
With CDSC[1]	1.10

Class N (Inception 12/15/20)
NAV	2.10	15.87	0.75

Comparative Performance
S&P 500® Index[2]	1.72

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  20

NATIXIS OAKMARK FUND

Managers	Symbols

William C. Nygren, CFA®	Class A NEFOX

Kevin G. Grant, CFA®	Class C NECOX

M. Colin Hudson, CFA®	Class N NOANX

Michael J. Mangan, CFA®	Class Y NEOYX

Michael A. Nicolas, CFA®*

Harris Associates L.P.

*	Effective January 28, 2020, Michael A. Nicolas joined the portfolio management team of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Despite ongoing economic impacts from Covid-19, key US indexes touched record high levels in the fourth quarter of 2020 and both the Dow Jones Industrial Average and S&P 500® closed out the year at record levels. Reports in November about the greater than 90% efficacy of two vaccine candidates and the subsequent emergency use authorizations and inoculation rollout led to increased investor confidence that a recovery was within sight. The certification of presidential election results and the creation of a new stimulus program likely further soothed investor anxiety.

Even though a forward-looking market proved advantageous to investors, near-term conditions for the real economy, especially Main Street businesses, remained challenging. However, we took note of some positive indicators, such as accelerated manufacturing activity that reached its highest level in 17 years in October, according to the Institute for Supply Management. In addition, the National Association of Realtors disclosed that existing home sales jumped 26.6% in October from the prior year helped by near-record low mortgage rates, while home prices increased due to tight inventory. Also, consumer sentiment climbed past economists’ expectations in November and early December. At the same time, retail sales fell in October and November. Nevertheless, the National Retail Federation projected holiday spending will increase between 3.6% and 5.2% compared with last year, owing to limited travel and entertainment spending along with low energy costs. While we await final holiday retail data, we are hopeful that the shift to online purchasing, which was predicted to surge up to 34% above 2019 levels, compensated for dramatically reduced in-person shopping due to Covid-19 circumstances.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Natixis Oakmark Fund returned 13.28% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 18.40%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the communication services sector gained the most value, and holdings in the energy sector lost the most value.

Wells Fargo and American Airlines Group were the largest detractors from fund performance for the calendar year. Legacy regulatory issues and a temporarily inflated cost base, including a $3.1 billion reserve build, negatively impacted Wells Fargo and compounded an already challenging operating environment. The company’s first-quarter earnings per share amounted to $0.01, down from $1.20 at the year-ago period. Wells Fargo guided for an 11% reduction in fiscal year 2020 net interest income and indicated that the US Federal Reserve’s (the “Fed”) decision to cap dividend payments would translate to a dividend cut for the company. In mid-July, the company released second-quarter results that were weaker than we had expected and also lagged market projections. Total revenue fell nearly 16% from a year earlier to $17.8 billion, partly driven by net interest income that declined $2.2 billion (18%), while expenses rose $1.1 billion. Total credit loss provisions increased more than $8 billion in the second quarter to $20.4 billion, and the allowance coverage for total loans reached 2.2% at quarter-end. This provision level is essentially in line with the annualized severely adverse scenario for net charge-offs. CFO John Shrewsberry stated that the current allowance adequately captures the expected loss content in the loan portfolio. We spoke with CEO Charles Scharf in September and discussed progress the bank has achieved in its recently announced $10 billion cost reduction program. While Scharf declined to provide specific details of the cost cuts, he did point to inflated layers of management, high staffing numbers, too many branches and duplicative cost structures across divisions given the highly decentralized nature of the business as potential areas for improvement. Wells Fargo’s third-quarter results included total revenue that was about 5% stronger than market expectations, while earnings per share fell short of projections by about 5%. The

21  |

company booked a charge of $961 million for legacy customer remediation expenses related to sales practices issues. In addition, Wells Fargo realized a $718 million restructuring charge (predominantly related to severance costs), which management expects will lead to savings of $1 billion per year. On an operational basis, customer deposits grew 8% from the previous year and loans shrank by 2%, both of which were heavily impacted by the asset cap imposed by the Fed. Later, the company announced plans to suspend compensation increases for top earners (employees who are paid more than $150,000 annually) as part of its effort to contain costs. Management has started gauging bidders’ interest in a variety of businesses with talks emerging in recent weeks to potentially sell a $607 billion asset manager, a corporate-trust unit and a $10 billion student-loan portfolio. We are pleased that management is taking action that we think can strengthen the company’s performance and benefit shareholders.

In the latter part of January 2020, American Airlines Group reported fourth-quarter results that aligned with market expectations. We were pleased that the company’s operational performance improved despite disruptions caused by the Boeing MAX aircraft grounding and ongoing contract negotiations with the Transport Workers Union and International Association of Mechanics and Aerospace Workers (fortunately, American Airlines and union members reached a tentative agreement on the last day of January). However, the share price of American Airlines plunged in February, along with share prices of other travel-related firms, from escalating concerns over the spread of Covid-19. Ultimately, we sold out of our position in favor of other investments we believed had healthier risk/reward profiles.

The leading contributors to fund performance for the year were Netflix and Facebook. Fourth-quarter earnings from Netflix included paid net additions of 8.8 million, which exceeded management’s guidance for 7.6 million net additions for the quarter. For the full year, net additions amounted to 27.8 million. Later, Netflix’s first-quarter earnings report included paid net subscriber additions of 15.8 million, which handily bested guidance for 7 million additions. The stay-at-home conditions prompted by Covid-19 led to the addition of 26 million new paying subscriptions year-to-date through June, compared with 28 million additions achieved in total for 2019. Revenues for the six-month period rose 26% from the year-ago period, and earnings per share more than doubled. In October, the company released third-quarter results with revenue of $6.44 billion that surpassed market forecasts of $6.39 billion, while earnings per share and total streaming paid net subscription additions fell short of expectations. Along with the release, management issued fourth-quarter guidance for revenue of $6.57 billion, earnings per share of $1.35 and total net additions of 6.00 million. These projections indicated to us that Netflix is on track to exceed our full-year 2020 estimates by a large margin, and if the company achieves these targets, it can likely surpass 200 million global subscribers by year-end, leading to revenue of roughly $25 billion, earnings of nearly $5 billion and $2 billion of free cash flow. In November, Netflix announced plans to increase prices for US subscribers, and investors reacted positively to the news. Notably, generating additional near-term revenue and cash flow enables Netflix to accelerate its competitive momentum by investing more in content and spreading the cost over a larger subscriber base. Although its share price advanced in recent months, we still believe our investment in Netflix offers investors sufficient upside potential.

Facebook’s first-quarter earnings report included year-over-year increases in revenue and earnings per share of 18% and 101%, respectively. Management stated that the current pandemic has produced increased engagement on the platform as averages of daily active users rose 11% and monthly active users increased 10%. However, the company indicated that demand for advertising had declined and pressured pricing for ads in the latter part of the first quarter. We found it noteworthy that for the first time CEO Mark Zuckerberg stated his intention to expand margins over the long term and that management is looking for ways to control expenses over time. The company continues to invest heavily in products and new engineering talent, which we think could pave the way for future growth. Facebook’s second-quarter results were good compared with our expectations, with year-over-year organic revenue growth of 12%. Furthermore, total revenue of $18.69 billion and earnings per share of $1.80 exceeded market forecasts by nearly 8% and 29%, respectively. Notably, daily and monthly active users each advanced 12% and new monthly average users grew by 287 million, which reflects an increase of 59% over the trailing 12-month additions in the previous year. Facebook now estimates that 3.1 billion people use one of its services every month and 2.5 billion engage every day. Later, the company reported third-quarter revenue growth of 22% from the prior year to $21.47 billion, which beat market forecasts of $19.80 billion by a healthy margin. Earnings per share rose 28% to $2.71 and were also stronger than market projections of $1.90. Interestingly, the company achieved these results while realizing a slight decline from the prior quarter in both daily and monthly active users in the US and Canada. The sequential decrease was an outcome management expected since Covid-19 had boosted user activity significantly in the second quarter, though daily and monthly active users each grew 12% from a year ago. Also in the fourth quarter, the US Federal Trade Commission (FTC) filed an antitrust lawsuit against Facebook regarding its acquisitions of Instagram and WhatsApp. In response, Facebook noted that the FTC approved both acquisitions. Later, multiple states sued Google for alleged collusion with Facebook in the online advertising marketplace. In the meantime, management announced its intentions for increased monetization of WhatsApp via advertising, e-commerce and payments. While we continue to monitor the situation, Facebook still trades at a meaningful discount to our perception of its intrinsic value and, thus, offers a compelling reason to own.

|  22

NATIXIS OAKMARK FUND

Outlook

A recent survey conducted by the National Association for Business Economics revealed that 73% of its 48-member panel of professional forecasters expect the economy will return to a pre-pandemic level by late 2021. This latest survey reflects greater optimism than the results from the prior survey, when just 38% of respondents said they thought a full recovery could occur before 2022. We, too, are optimistic about the future and contend that pent-up demand today for face-to-face experiences, such as travel, restaurant dining and event attendance, can lead to an outsized economic rebound after restrictions are lifted. We have worked diligently throughout 2020 to best position our portfolios to benefit from the eventual turnaround. Meanwhile, we continue to opportunistically seek out new investment candidates and rebalance portfolios when appropriate.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2010 through December 31, 2020

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Alphabet, Inc., Class A	3.78%
2	Ally Financial, Inc.	3.69
3	Capital One Financial Corp.	3.31
4	Citigroup, Inc.	3.30
5	Facebook, Inc., Class A	3.20
6	Bank of America Corp.	3.15
7	Charles Schwab Corp. (The)	3.07
8	Comcast Corp., Class A	2.96
9	Booking Holdings, Inc.	2.65
10	Constellation Brands, Inc., Class A	2.53

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

23  |

Average Annual Total Returns – December 31, 20203

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 11/18/98)
NAV	13.28%	12.52%	11.83%	—%	0.92%	0.92%

Class A (Inception 5/6/31)
NAV	13.01	12.24	11.56	—	1.17	1.17
With 5.75% Maximum Sales Charge	6.51	10.91	10.90	—

Class C (Inception 5/1/95)
NAV	12.15	11.40	10.73	—	1.92	1.92
With CDSC[1]	11.15	11.40	10.73	—

Class N (Inception 5/1/17)
NAV	13.41	—	—	10.77	1.25	0.83

Comparative Performance
S&P 500® Index[2]	18.40	15.22	13.88	15.30

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitations, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols

David G. Herro, CFA®	Class A NOIAX

Michael L. Manelli, CFA®	Class C NOICX

Harris Associates L.P.	Class N NIONX

Class Y NOIYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Similar to 2016, 2020 was a year of extremes, driven by exogenous factors ranging from the Covid-19 pandemic to Brexit negotiations with elections in between. Most recently, markets reacted favorably to events in the fourth quarter, particularly the approval and emergency use authorization of multiple vaccines aimed at preventing the spread of Covid-19.

Meanwhile, the UK and European Union negotiated arduously throughout the year, finally accomplishing an agreement in December that eliminated the possibility of a hard Brexit outcome. In the US, the four-year presidential election cycle produced a more balanced outcome than many had expected. The market proved relieved at both the elimination of uncertainty and the lower probability of big changes. Later in the fourth quarter, President Trump signed the country’s long-debated second economic relief bill into law, sending direct payments to some individuals and families as well as further extending unemployment benefits.

These events propelled equity prices higher across the globe for a strong finish to a year that had earlier experienced a bear market. Ultimately, the Nikkei 225 Index soared to a 30-year high in Japan, the German DAX Index surged to a record figure, and both the Dow Jones Industrial Average and S&P 500 Index® closed out the year at record levels.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Natixis Oakmark International Fund returned 4.32% at net asset value. The Fund underperformed its benchmark, the MSCI World ex USA Index (Net), which returned 7.59%.

Explanation of Fund Performance

Geographically, our average weightings for the year were 82% in Europe, 3% in Australia and 3% in Japan. The remaining positions were in Canada, South Korea, South Africa, China, India, Mexico, Indonesia, Taiwan and the United States.

On an absolute-return basis, shares in the information technology sector produced the most positive collective return, while shares in the energy sector lost the most value.

The largest detractors from return were Rolls-Royce Holdings and Lloyds Banking Group. Effects from Covid-19 drove the share price decline of Rolls-Royce Holdings for the reporting period. Ahead of issuing full-year results in February 2020, management stated that design fixes for the Trent 1000 engine and higher costs associated with the Trent 1000 TEN engine would impact 2019 free cash flow and earnings. In May, management stated expectations for a significant net cash outflow during the second quarter. Rolls-Royce issued a trading update in July, which proved disappointing to investors. The company indicated it would experience a GBP 3 billion cash outflow in the first half and projected a GBP 4 billion outflow for the entire year, which was worse than we had expected. Rolls-Royce also anticipates a 55% decline in wide-body flight hours this year, which was also a larger decrease than we had anticipated. We spoke with management early in September and learned it wanted to execute an equity raise as a buffer given the huge amount of uncertainty related to the timing of a recovery. Ultimately, Rolls-Royce opted not to sell a stake in the company to a sovereign wealth fund, but did announce a ten-for-three issuance at GBP 0.32 per share to raise approximately GBP 2 billion. This is part of a GBP 5 billion recapitalization package meant to strengthen its balance sheet and ensure adequate liquidity even if flight hours show only modest improvement versus current trends in 2021. In December, the company downgraded its full-year free cash flow guidance from GBP -4 billion to GBP -4.2 billion. We spoke with CEO Warren East in December and discussed credits provided to airlines to compensate for missed flights to be used against future maintenance spend, which we believe will have a negative impact on free cash flow in 2021. The company announced its first disposal of its civil nuclear instruments business earlier in December, and East noted further disposals would include ITP Aero and Bergen. Although we continue to believe that Covid-19 will cause a material and long-lasting disruption to the company’s civil business, we also think its power systems and defense business face less disruption. While we still hold a position in Rolls-Royce, we are monitoring the situation closely.

Lloyds Banking Group’s fourth-quarter results issued early in 2020 fell short of market projections as revenue, underlying profit and pretax income all underperformed forecasts. For the full fiscal year, total revenue fell 4%, underlying profit fell 7% and pre-provision

25  |

profit declined 3% from a year earlier. Results were also weaker than our estimates, which we attributed to a very difficult 2019 operating environment that was dominated by uncertainty surrounding Brexit and the formation of a UK government. Later, Lloyds’ first-quarter results included net income and underlying profit that declined 11% and 74%, respectively, from the prior year. Although quarterly underlying profit missed our estimates by roughly 7%, after adjusting for a number of one-time items, underlying profit was in line with our full-year expectations. We subsequently spoke with CEO António Horta-Osório who sees scope for material cost savings by redirecting resources and eliminating other expenses, such as travel. Lloyds’ results for the first half of 2020 were also disappointing. Key metrics fell far short of our estimates primarily because of Covid-19. Total revenue from core operations declined 16% from a year ago and operating profit realized a loss of GBP 281 million, driven by a significant impairment provision charge. Management stated that the larger than anticipated provision amount was due to a significantly depressed economic outlook. However, Lloyds’ loan book continues to perform well and actual defaults to date remain stable. In December, a trade agreement between the UK and European Union secured a new economic and security partnership, which reassured investors. Lloyds also released third-quarter earnings that we found to be reasonable considering present macroeconomic conditions. For the full fiscal nine-month period, total revenue fell 17% and underlying operating profit declined 85% from a year earlier. Results were significantly impacted by impairment charges that rose dramatically (+334%) for the full period. However, the vast majority of the impairment charge increase occurred in the first two quarters and eased in the third quarter, which helped drive strong sequential growth of underlying operating profit that totaled GBP 1.2 billion. Other important metrics showed evidence of improvement as well, including retail deposits that rose 7%, which resulted in a loan-to-deposit ratio of 98%, reflecting a healthy liquidity position. Importantly, Lloyds’ balance sheet remains strong as its common equity Tier 1 ratio reached 15.2% in the third quarter (up from 14.6% in the second quarter), which exceeded both management’s target of 12.5% and regulatory requirements of roughly 11%. Management cited additional encouraging signs of a business recovery, including increased mortgage activity, that we think positions the company advantageously as the general economy normalizes. As we have expressed previously, we contend that Lloyds possesses a wide range of strengths to draw upon to reinforce its business during current near-term challenges. Even including its strong fourth-quarter stock price performance, we still believe the company’s shares remain undervalued compared with our estimate of intrinsic value.

The top contributors to the yearly return were Daimler and NAVER. Daimler suspended the majority of its production in Europe in the first quarter due to Covid-19 weighing on its share price. The company’s fiscal full-year results aligned with management’s pre-announcement. Revenue rose across industrial business segments and produced total revenue growth of 1.2% from a year ago, while the operating margin largely met our expectations. However, earnings, net profit and earnings per share all fell in excess of 60% year-over-year, owing to litigation costs and electric vehicle production initiatives. Importantly, Daimler produced EUR 1.4 billion of free cash flow from industrial operations in 2019, which far exceeded our cash flow forecasts. Daimler’s first-quarter earnings report bested market expectations as exhibited by revenues (EUR 37.22 billion vs. EUR 34.18 billion) and adjusted earnings (EUR 719 million vs. EUR 648 million). Management confirmed its previous outlook for a decline in total revenue and earnings for 2020 compared to the year-ago period. The company also noted it planned to gradually accelerate production. To that point, Daimler resumed manufacturing passenger cars in two German plants at the end of April. We spoke with CEO Ola Källenius and CFO Harald Wilhelm and discussed some short-term measures enacted to boost profitability, which include utilizing a short-time work program in coordination with the German government to reduce payroll expenses. Importantly, management committed to not postponing any projects that are important for the future of Daimler, including production of the new Mercedes-Benz S-Class vehicle (which accounts for 3%–4% of volumes and 15% or more of profits) and electrification (Daimler’s battery plant in Germany is the only plant globally that has never shut down). Though year-to-date Mercedes-Benz cars and vans volumes were down 22% and 29% in the second quarter, respectively, we appreciate that revenue in the segment was only down 14.8%. We think this reflects significant product mix benefits within both markets as well as resilient pricing dynamics. China also contributed with 17% year-over-year growth, despite the overall Chinese auto market being down 4%. Free cash flow was also significantly stronger than had been expected, and we believe this is a result of management’s stringent focus on improving cash flow generation. Later, Daimler announced that it reached an agreement in principle with various US authorities to settle civil and environmental claims regarding emissions control systems on about 250,000 diesel passenger cars and vans in the US. The company also reached an agreement with the plaintiffs’ counsel to settle the ongoing class action lawsuit. Importantly, the costs associated with the settlements are covered by existing provisions, which removes a material area of uncertainty for Daimler. The company’s third-quarter revenue largely met market expectations, and earnings per share of EUR 1.92 were well ahead of market forecasts of EUR 1.66. Early in December, CEO Ola Källenius commented that the company is seeing a “remarkable” Mercedes-Benz sales recovery in China, its largest and most profitable market, as the segment reached the sixth consecutive month of double-digit sales growth in November.

NAVER’s full-year results met our estimates. Year-over-year total revenue advanced 18%, which led to operating profit of KRW 1.2 trillion. Revenue in the core business platform segment grew 13% in the fourth quarter after the company realized 17% growth in the previous two quarters. In addition, NAVER indicated plans to prioritize shareholder returns and compensate for heightened spending that occurred in the past two years. To that end, management committed to distribute 30% of the company’s average two-year free cash flow to shareholders by way of dividend payments and share repurchases. Later, NAVER’s first-quarter results reflected year-over-year advances in revenues and operating profit of 15% and 7%, respectively. Elevated shopping-search advertisement activity

|  26

NATIXIS OAKMARK INTERNATIONAL FUND

drove revenue to increase 12% in the business platform unit, which we view as a key operating segment. At the same time, display and general search advertisement revenues were weak, which was not surprising considering pressure from Covid-19. We spoke with management in May and learned that April advertising sales weakened versus the first quarter. However, NAVER planned to launch a new advertising service called Smart Channel, which places cost-per-click banner advertisements at the top of various key tabs on the NAVER app. Later, the company received regulatory approval to merge its Japanese subsidiary, Line Corp, with Yahoo Japan (Z Holdings). This combination will create one of the largest internet companies in Japan, and we are optimistic about its long-term prospects. NAVER also spun out its financial technology business, NAVER Financial, and received a sizable investment from an outside party. We expect this business to generate strong revenue growth in the coming years and to be among the leaders in South Korea’s fintech industry. In our view, the company maintains a dominant market position owing to its high-quality search results that stem from its expertise in processing South Korean syntax. Compared with competitor Google, NAVER’s search capabilities tend to produce results that have more relevance for its users, which we believe can lead to ongoing benefits to the company and shareholders.

Outlook

This year amounted to a volatile 12 months for investors. Though traumatic and difficult to tolerate, we recognize that market instability can unearth investment opportunities for those who are patient and willing to weather the storm. In times when others chase performance or lose conviction based on news headlines and irrational reactions, we remain alert to subsequent opportunities caused by short-term investors to build positions in quality companies that are trading at large discounts to our perception of their intrinsic value. This discipline is deeply embedded in our philosophy and process.

The Nikkei Stock Average (Nikkei 225) is a price-weighted average of 225 Japanese companies listed in the First Section of the Tokyo Stock Exchange. Constituents are selected based on liquidity and industry representation. This index is unmanaged and investors cannot invest directly in this index.

The Deutsche Boerse AG German Stock index is an equity index that measures the share performance of the 30 largest German companies in terms of exchange turnover and market capitalization, and is thus an established indicator for the performance of the German economy as a whole. This index is unmanaged and investors cannot invest directly in this index.

The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad, U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2010 through December 31, 2020

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Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Glencore PLC	4.86%
2	Lloyds Banking Group PLC	4.36
3	Intesa Sanpaolo SpA	4.11
4	Credit Suisse Group AG, (Registered)	4.07
5	Daimler AG, (Registered)	3.72
6	BNP Paribas S.A.	3.72
7	Bayer AG, (Registered)	3.66
8	CNH Industrial NV	3.58
9	Bayerische Motoren Werke AG	3.24
10	Allianz SE, (Registered)	3.07

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns – December 31, 20204

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 5/1/17)
NAV[1]	4.32%	6.79%	5.70%	—%	0.99%	0.95%

Class A (Inception 12/15/10)
NAV	4.06	6.59	5.60	—	1.24	1.20
With 5.75% Maximum Sales Charge	-1.91	5.33	4.98	—

Class C (Inception 12/15/10)
NAV	3.28	5.78	4.82	—	1.99	1.95
With CDSC[2]	2.28	5.78	4.82	—

Class N (Inception 5/1/17)
NAV	4.44	—	—	3.12	1.03	0.89

Comparative Performance
MSCI World ex USA Index (Net)[3]	7.59	7.64	5.19	7.06

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Funds prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Funds expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Funds expense limitations.

|  28

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols

Large Cap Value Segment	Class A	NEFSX

Harris Associates L.P.	Class C	NECCX

All Cap Growth Segment	Class N	NESNX

Loomis, Sayles & Company, L.P.	Class Y	NESYX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

Despite beginning the year on a high note, Covid-19 flattened the global economy like a pancake as it spread out from China in January. Pre-Covid, stocks were hitting record highs and the unemployment rate was 3.5%. In April, after a nationwide shutdown order, the unemployment rate shot up to 14.7 percent, stocks crashed and the economic outlook seemed dire.

Initially, the Trump administration, Congress and the Federal Reserve Board (the Fed) responded rapidly to the economic crisis. The Fed lowered benchmark rates to near zero, the lowest rate since the 2007-08 financial crisis, and Congress passed a $3 trillion economic relief bill that was immediately signed by President Trump. Despite this quick action, 20.8 million Americans either lost their jobs or were laid off in April. Hospitalizations climbed in the Northeast. Gross Domestic Product (GDP), a proxy for US economic activity, declined by a record 31.4 percent in the second quarter of the year.

In the spring, many states began to reopen their economies as the Covid-19 curve flattened. However, by the end of May, more than 100,000 Americans died from the coronavirus. The Federal government began to enter into contracts with pharmaceutical companies to develop Covid-19 vaccines, an effort known as Operation Warp Speed. Over the summer, fall and winter, Covid spread throughout the country, affecting large cities and rural areas alike.

Despite the mounting numbers of cases and deaths, the US economy demonstrated some resilience, with unemployment rates falling through the summer and into the fall, edging down to 6.7 percent by November. While the overall economy followed suit, Moody’s Analytics estimated that the economy had only recovered about 75 percent of the strength it had demonstrated pre-pandemic by the end of the year. In December, the US Food and Drug Administration approved two vaccines for distribution. Just before the end of the year, Congress and the Trump Administration agreed to a $900 billion stimulus to continue the economic recovery.

After the initial plunge in February and March, stocks rallied strongly, with the S&P 500 ending the year with a 16.26 percent gain in price (excluding reinvested dividends); the Dow Jones Industrial Average rose by 7.25 percent and the Nasdaq Composite Index by 43.64 percent. The yield on the benchmark U.S. 10-Year Treasury bond ended the year at .93 percent.

As 2020 drew to a close, the country waited to welcome a new administration and Congress in 2021 and looked forward to the wide-spread deployment of two Covid-19 vaccines, which many hoped would lead to a return to normalcy after a year in which anything was normal.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Natixis U.S. Equity Opportunities Fund returned 22.36% at net asset value. The Fund outperformed its primary benchmark, the S&P 500® Index, which returned 18.40%. The Fund also outperformed its secondary benchmark, the Russell 1000® Index, which returned 20.96%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the healthcare sector gained the most value, while holdings in the energy sector lost the most value.

29  |

additions amounted to 27.8 million. Later, Netflix’s first-quarter earnings report included paid net subscriber additions of 15.8 million, which handily bested guidance for 7 million additions. The stay-at-home conditions prompted by Covid-19 led to the addition of 26 million new paying subscriptions year-to-date through June, compared with 28 million additions achieved in total for 2019. Revenues for the six-month period rose 26% from the year-ago period, and earnings per share more than doubled. In October, the company released third-quarter results with revenue of $6.44 billion that surpassed market forecasts of $6.39 billion, while earnings per share and total streaming paid net subscription additions fell short of expectations. Along with the release, management issued fourth-quarter guidance for revenue of $6.57 billion, earnings per share of $1.35 and total net additions of 6.00 million. These projections indicated to us that Netflix is on track to exceed our full-year 2020 estimates by a large margin, and if the company achieves these targets, it can likely surpass 200 million global subscribers by year-end, leading to revenue of roughly $25 billion, earnings of nearly $5 billion and $2 billion of free cash flow. In November, Netflix announced plans to increase prices for US subscribers, and investors reacted positively to the news. Notably, generating additional near-term revenue and cash flow enables Netflix to accelerate its competitive momentum by investing more in content and spreading the cost over a larger subscriber base. Although its share price advanced in recent months, we still believe our investment in Netflix offers investors sufficient upside potential.

Fiat Chrysler was the largest detractor to fund performance for the calendar year. Like a majority of other companies, Covid-19 negatively impacted Fiat Chrysler in the first quarter, causing its share price to decline by about half. We opted to eliminate our exposure to the company when it became engaged in a proposed merger at what we found to be a disappointing price.

Loomis, Sayles and Company All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a positive absolute return. Our holdings in the information technology, consumer discretionary, communication services, healthcare, industrials, financials, and consumer staples sectors contributed positively to results.

Amazon, Nvidia, and Autodesk were the largest contributors to performance during the period. Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. During the period, we estimate Amazon’s gross merchandise volume grew faster than either global retail sales or US e-commerce, indicating the company expanded its market share. AWS also posted strong revenue growth that was well above our estimate of growth in global enterprise-IT spending. Revenue growth during the period exceeded consensus expectations and accelerated following the outbreak of Covid-19. In order to manage the increase in demand while protecting the safety of employees and customers, Amazon incurred over $7.5 billion of Covid-19-related costs, while also investing rapidly in new fulfillment capacity. Reiterating Amazon’s long-standing practice of investing aggressively to better position the company for the long term, CEO Jeff Bezos recently stated that he believes the measures taken to get essential products to customers while continuing to ensure the safety and well-being of its hundreds of thousands of employees represents the best long-term investment the company could make. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT — in each case addressing large, underpenetrated markets that benefit from secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. A segment holding since January 2019, Nvidia reported better-than-expected results, driven by recovery in its gaming business and rising demand in its data center business. In gaming, Nvidia is benefiting from the rollout of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue also rebounded after a period of softness with quarterly data center revenue exceeding $1 billion for the first time in each of the past three quarters. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture, with performance that surpasses its already leading T4 inferencing and V100 training products. Over our investment horizon, we believe Nvidia can sustain high-teens revenue growth, driven by secular growth in spending on GPUs. As Nvidia’s business mix shifts increasingly towards its more profitable data center segment, we believe operating profits and free cash flow will grow faster than revenues. We believe Nvidia’s strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

|  30

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

A global leader in 3D design software and services, the Autodesk name is synonymous with computer-aided design — a degree of brand recognition that takes years, if not decades, to develop. The company offers a broad suite of products that are viewed as mission critical among its clients and create high switching costs for its global installed user base. In early 2016, the company began transitioning its business model from an up-front, licensing-plus-maintenance model to a cloud-delivered, subscription-based model where fees are recognized ratably over the life of the customer relationship. During the transition, margins, earnings, and cash flow have been predictably under pressure and operating margins were negative in the company’s 2017 and 2018 fiscal years, which we believe represented the trough for cash flow and operating margins. We believe the subscription model will result in increased visibility of future revenue streams and higher lifetime customer value, leading to increased revenue, profitability, and free cash flow. During the year, Autodesk reported strong results that exceeded consensus expectations for revenues, billings, earnings, and free cash flow. Importantly, Autodesk demonstrated continued progress in its model transition, which is now largely complete, including recurring revenue that grew to 95% of the revenue mix from approximately 50% prior to the transition. As the business model transition matures over time, we believe Autodesk will be able to improve operating leverage and increase adjusted operating margins to approximately 40%, from approximately 12% in its 2019 fiscal year and 30% in the most recent quarter, resulting in high and sustainable free cash flow that we believe is not currently reflected in the share price. As a result, Autodesk’s shares are selling at a significant discount to our estimate of intrinsic value, creating a compelling reward-to-risk opportunity.

Under Armour, Schlumberger, and Coca-Cola were the three lowest contributors during the period. Under Armour is a leading provider of performance-centric, branded sportswear and footwear. In twenty years, Under Armour has become a credible number three global sportswear brand behind Nike and Adidas. We believe the company’s strong and sustainable competitive advantages include its brand, distribution, and the benefits of scale needed to compete globally. A segment holding since the fourth quarter of 2017, Under Armour reported weak financial results that reflected the temporary closure of as much as 80% of its points of sale through mid-May due to Covid-19. While we expect this near-term weakness to continue, we do not believe the company or the industry will be structurally impacted in the long term. In China, the company’s largest market outside the US and the country which first experienced the impact of Covid-19, stores were closed earlier than in the US and Europe, and results have begun to improve with their re-opening in late March. Further, Under Armour’s more-recent results have begun to reflect the benefits of the company’s multi-year restructuring. While the company’s challenges pre-date Covid-19, Under Armour has spent the past three years refocusing on its premium segment and resizing its expense base to improve profitability. We believe Under Armour is well positioned to benefit from secular growth in global per capita consumption of sportswear. As a result of its actions, we believe the company will be able to reignite growth when the current downturn ends and can realize market share gains in footwear and in international markets. We believe the current share price embeds growth and profitability assumptions that are substantially below our long-term estimates. As a result, we believe the company is trading at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Schlumberger is the world’s leading supplier of technology, equipment, project management, and information solutions to the oil and gas exploration and production (E&P) industry. A long-term segment holding, Schlumberger reported financial results that deteriorated substantially due to the oil price environment. Following record oil price declines in the first quarter due to Covid-19-related demand weakness in China and a price war between OPEC and Russia, demand and prices fell further in the second quarter as a result of the global lockdown, and continued travel restrictions and a resurgence of Covid-19 cases continues to delay a recovery in demand. As a result, global service activity in 2020 is now expected to decline by 25% to 30% year over year. Given the ongoing uncertainty, Schlumberger has taken prudent steps to increase liquidity, including cutting its dividend, raising cash by issuing debt, and cutting headcount, while lowering structural costs and capital intensity that should contribute to improved returns. While we expect near-term results to remain under pressure, the company continues to generate positive free cash flow, and we believe Schlumberger’s products remain a necessary part of the solution for efficiently extracting energy resources, even in times of substantial commodity price compression. Secular growth in the long-term global demand for oil, arising primarily from the need to replace naturally depleting reserves, is driving the need to extract hydrocarbons from harsher environments that are increasingly difficult to reach or extract from. Because oilfield services companies are key to making difficult-to-reach resources more accessible, we believe services like those Schlumberger provides are essential to profitably meeting long-term demand. We believe that Schlumberger will continue to execute well and that the company is positioned to weather the current environment and capitalize on growth in oilfield services as market supply and demand normalizes. The company’s growing leadership in digital solutions should also create further differentiation versus peers. We believe shares of Schlumberger are selling at a significant discount to our estimate of intrinsic value, and offer a compelling reward-to-risk opportunity.

The Coca-Cola Company is the world’s leading owner and marketer of non-alcoholic beverage brands and employs an unrivaled global beverage distribution network. A long-term segment holding, we believe Coca-Cola’s strong and sustainable competitive advantages include its iconic global brands, difficult-to-replicate beverage distribution network, and unmatched scale. With emerging markets accounting for over 60% of the company’s sales by volume, we believed Coca-Cola was well positioned to benefit from long-term secular growth in emerging market spending on non-alcoholic ready-to-drink beverages, driven by both urbanization and growth

31  |

in disposable income. We believed the sustainability of the company’s cash flow growth drivers and the positive impact of the refranchising of its bottling operations had been underappreciated by the market. In late January, the company reported strong financial results which surpassed management’s already-increased guidance, and the company recorded its 10th consecutive quarter of mid-single-digit organic revenue growth. We believed these results demonstrated the company’s renewed focus on innovation and brand building following the nearly completed refranchising of its bottling operations. The refranchising culminated a decade-long effort to restructure the company’s largest bottling partners to meet best-in-class operational standards and position them for sustainable long-term growth. That effort was largely completed in 2017 and is being reflected in the company’s improved execution and returns. While management expected its strong growth to continue, the current level of growth exceeded our long-term forecasts. We exited our position in March to reallocate capital to more attractive reward-to-risk opportunities. Due to the timing of the sale in the March downturn, the company is among the biggest detractors for the period.

Outlook

The Natixis U.S. Equity Opportunities Fund is comprised of two separate segments combining the value expertise of Harris Associates with the growth expertise of Loomis Sayles. The two segments have common investment philosophies and a rigorous long-term, bottom-up research process focused on high quality businesses trading at a significant discount to intrinsic value. Given encouraging news around Covid-19 vaccines and treatments, we think economic activity in 2021 will look more like 2019, than 2020, and we expect to start seeing signs of that in the second half of 2021. Our thesis for each investment, almost by definition, differs from consensus. Our responsibility is, and always has been, to monitor any new information to constantly challenge those theses. If we are correct that normal will return faster than others expect it will, we believe our stocks are well-positioned. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

See notes to chart on page 33.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Top Ten Holdings as of December 31, 2020

	Security Name	% of Assets
1	Facebook, Inc., Class A	4.68%
2	Amazon.com, Inc.	3.78
3	Alphabet, Inc., Class A	3.53
4	Autodesk, Inc.	2.84
5	NVIDIA Corp.	2.53
6	Alibaba Group Holding Ltd., Sponsored ADR	2.46
7	Monster Beverage Corp.	2.35
8	Boeing Co. (The)	2.23
9	Visa, Inc., Class A	2.21
10	Capital One Financial Corp.	2.20

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns – December 31, 20204

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 11/15/94)
NAV	22.36%	16.43%	14.95%	—%	0.92%	0.92%

Class A (Inception 7/7/94)
NAV	22.09	16.14	14.66	—	1.17	1.17
With 5.75% Maximum Sales Charge	15.06	14.78	13.98	—

Class C (Inception 7/7/94)
NAV	21.15	15.27	13.80	—	1.92	1.92
With CDSC[1]	20.18	15.27	13.80	—

Class N (Inception 5/1/17)
NAV	22.48	—	—	16.75	1.42	0.83

Comparative Performance
S&P 500® Index[2]	18.40	15.22	13.88	15.30
Russell 1000® Index[3]	20.96	15.60	14.01	15.78

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

33  |

VAUGHAN NELSON MID CAP FUND

Managers	Symbols

Dennis G. Alff, CFA®	Class A VNVAX

Chad D. Fargason	Class C VNVCX

Chris D. Wallis, CFA®	Class N VNVNX

Class Y VNVYX

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During 2020, the equity market continued to recover from the steep selloff due to the economic lockdown in response to the global pandemic. The equity market rally is consistent with the unprecedented monetary and fiscal policy support that went into the economy and with the bottoming of economic activity in late March to early April. The United States has finally reached the point where the federal government has become the marginal lender and spender of last resort. While policy support is very much warranted, investors will be dealing with the intended and unintended consequences of these actions for many years. The industrial recovery remains strong, boosted by the need to rebuild inventories and robust demand for housing that has left the supply of homes at record low levels. Without additional shocks to the economy, we expect the inventory rebuilding process to last several months and hopefully jumpstart a broader self-reinforcing recovery. The recovery in the service sector continues, but at a slower pace than the industrial sector.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Vaughan Nelson Mid Cap Fund returned 10.76% at net asset value. The Fund outperformed its benchmark, the Russell Midcap® Value Index, which returned 4.96%.

Explanation of Fund Performance

The Fund outperformed the benchmark for the year due primarily to stock selection and weightings in Real Estate, Information Technology, Utilities, Consumer Staples, Energy, Healthcare, and Consumer Discretionary.

REITs were the top performing relative sector in 2020. Both an underweight to the struggling space and performance from CyrusOne, Inc. resulted in excess return. CyrusOne owns and operates data centers and benefited from continued demand for cloud storage.

A significant overweight to Information Technology resulted in a strong performance in the space. The top performer was Entegris, a provider of consumables for the semi-conductor industry. Entegris sales accelerated during the year as demand in end markets levered to 5G and data center/cloud strengthened.

After two years as the top performing sector, Utilities struggled in 2020, but the Fund’s security selection helped outperform the sector. The largest contributor was Eversource Energy, a public utility providing service in Connecticut, New Hampshire and Massachusetts. The Fund sold its Eversource position well, cutting it in half in April at its relative highs vs. Utilities, and then completely unwinding the position in July.

Strong stock selection in Consumer Staples, namely Performance Food Group Company, also contributed to the Fund’s return for the year. Performance Food Group is a foodservice distributor, selling mainly to restaurants. The Fund purchased the stock in early June during Covid-19 lockdowns, believing Performance Food Group Company’s strong balance sheet and high-touch sales force would enable the company to take share during the crisis. The stock strongly rebounded as sales recovered and positive vaccine news arrived.

While Energy struggled throughout 2020, limited exposure and better company performance led to positive relative results. Baker Hughes Company was the top performer for the Fund. Baker Hughes is a leading oil field services provider and outperformed peers due to a relatively stronger balance sheet. We exited our position in September to refocus our energy sector exposure.

Healthcare performed well in 2020, and security selection aided the Fund’s performance. Hologic was the top pick in the space. Hologic is a developer and manufacturer of diagnostics products, medical imaging and surgical products. The company was quick to develop testing for Covid-19 and benefited greatly from the ramp-up of Covid-19 testing.

Lastly, company specifics aided relative performance in Consumer Discretionary. Terminix Global Holdings was the top driver of returns. Previously ServiceMaster, the company divested its namesake business to Roark Capital in October 2020 for $1.5 billion,

|  34

VAUGHAN NELSON MID CAP FUND

renaming the remaining company Terminix (TMX). With a new management team and a strengthened balance sheet from divestiture proceeds, TMX is a focused pure play in the pest control space.

The largest sector detractor from performance in 2020 was Communication Services, led by Nexstar Media Group, Inc. Nexstar owns and operates 195 TV stations across the US and traded down as advertisers pulled spending due to Covid-19 lockdowns.

Within Industrials, Brink’s Company was the biggest impairment to returns. Brink’s provides secure transport of cash and other valuables for businesses and institutions around the world. The stock traded down as Covid-19 led to an acceleration into electronic payments and a slowdown in business activity in general. The Fund exited the position in July.

Financials lagged throughout the year, and New Residential Investment Corp. (NRZ) was the largest drag on the portfolio. New Residential is a REIT focused on investing in and actively managing investments related to residential real estate. Due to Covid-19 pressures, the company unwound a large chunk of its residential securities and slashed its dividend by 90%. The Fund held onto its position, as originations have remained strong and the Fund believes management will be able to rebuild book value. Additionally, on 11/23/20, NRZ announced it has filed a registration statement for the IPO of its subsidiary.

Finally, despite strong absolute performance, Material holdings underperformed the sector. Within the sector, Axalta Coating Systems trailed. Axalta manufactures and distributes coatings for automotive, transportation and industrial end markets. While the stock strongly recovered, it lagged peers with more exposure to commodities, e.g., metals.

Outlook

After decades of reliance on monetary stimulus, the economy and capital markets suffer from excess leverage, malinvestment and structural imbalances that hamper the effectiveness of monetary tools. With the election behind us, we expect fiscal policy in close coordination with the US Federal Reserve to take center stage in driving economic growth.

The last bout of loose fiscal policy was combined with tight monetary policy, which sustained US dollar strength. The next round of loose fiscal policy will likely be combined with loose monetary policy, which will pressure the US dollar. Should such economic policy be pursued, and successfully increase nominal GDP growth, it will represent a fundamental shift in the underlying economic conditions that have not been witnessed in years. Such a shift in the economic environment will likely lead to increased market volatility and broad changes in market leadership.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2010 through December 31, 2020

35  |

Top Ten Holdings as of December 31, 2020

	Security Name	% of Assets
1	iShares® Russell 2000 Value Index ETF	4.87%
2	CACI International, Inc., Class A	3.36
3	Cabot Microelectronics Corp.	2.93
4	Nexstar Media Group, Inc., Class A	2.51
5	Element Solutions, Inc.	2.49
6	MGIC Investment Corp.	2.43
7	Brady Corp., Class A	2.32
8	TEGNA, Inc.	2.32
9	Entegris, Inc.	2.32
10	Landstar System, Inc.	2.18

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns — December 31, 20203

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 10/31/08)
NAV	10.76%	7.89%	9.67%	—%	1.04%	0.99%

Class A (Inception 10/31/08)
NAV	10.46	7.60	9.40	—	1.30	1.24
With 5.75% Maximum Sales Charge	4.10	6.34	8.75	—

Class C (Inception 10/31/08)
NAV	9.60	6.80	8.58	—	2.04	1.98
With CDSC[1]	8.64	6.80	8.58	—

Class N (Inception 5/1/13)
NAV	10.83	7.98	—	9.23	0.95	0.93

Comparative Performance
Russell Midcap® Value Index[2]	4.96	9.73	10.49	9.67

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  36

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols

Chris D. Wallis, CFA®	Class A NEFJX

Stephen Davis, CFA®	Class C NEJCX

Class N VSCNX

Class Y NEJYX

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

During 2020, the equity market continued to recover from the steep selloff due to the economic lockdown in response to the global pandemic. The equity market rally is consistent with the unprecedented monetary and fiscal policy support that went into the economy and with the bottoming of economic activity in late March to early April. The United States has finally reached the point where the federal government has become the marginal lender and spender of last resort. While policy support is very much warranted, investors will be dealing with the intended and unintended consequences of these actions for many years. The industrial recovery remains strong, boosted by the need to rebuild inventories and robust demand for housing that has left the supply of homes at record low levels. Without additional shocks to the economy, we expect the inventory rebuilding process to last several months and hopefully jumpstart a broader self-reinforcing recovery. The recovery in the service sector continues, but at a slower pace than the industrial sector.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Vaughan Nelson Small Cap Value Fund returned 9.23% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 4.63%.

Explanation of Fund Performance

The Fund outperformed the benchmark, coupling strong stock selection with positive sector allocation.

The Information Technology sector contributed the most to the Fund’s performance for the year. The Fund was overweight in the sector, which was up over 20% in 2020. The top performing IT name was Entegris, Inc. Entegris performed well due to continued strength in semiconductor end markets throughout the Covid pandemic. The Fund was underweight the challenged REIT sector, but also had solid relative performance from the companies held, specifically Physicians Trust Realty.

Underweighting Utilities throughout the course of 2020 proved positive to the relative attribution given the challenges in the space. Southwest Gas provided a boost. In 2020, Financials had a difficult year. The Fund was underweight throughout 2020 and held a handful of companies that performed well, namely, Virtu Financial, Inc. Rounding out the substantial contributors was Industrials, with Builders FirstSource, Inc. as the top contributor. Builders FirstSource performed well due to strong residential housing demand and the announced merger with BMC Stock Holdings which will be highly accretive to growth, margins and returns.

For the third year in a row, Energy was the worst performing sector in the Russell 2000® Value Index, down nearly 35%. The Fund had an underweight to Energy and overcame some stock-specific challenges. The result was a slight positive relative year with Callon Petroleum Company and ChampionX Corporation as the top names. Callon Petroleum was a top energy name due to the Fund selling its position at the end of January 2020, before the price of oil came under pressure from the collapse in demand caused by the Covid-19 pandemic. ChampionX performed well because of well-timed purchase as vaccine news and economic reopening helped drive the price of oil higher, which improved the outlook for the ChampionX end market and its customer base.

Healthcare was the largest relative detractor in 2020, specifically Lantheus Holdings, Inc. The stock performed poorly due to delays in elective surgeries, which is the company’s primary end market, due to the Covid-19 pandemic and the long timeline to recover to pre-Covid levels.

Materion Corporation lagged the strong returning Materials sector. Materion end markets are not as cyclical as other material names. Further, the company has less margin leverage to rising commodity prices than other small-cap material names. An overweight to a challenged Communication Services sector also detracted, with Tegna, Inc. the biggest headwind to performance. Excellent security selection was not enough to overcome a substantial underweight in Consumer Discretionary. Lastly, limited exposure to the outperforming Consumer Staples sector was a drag on performance.

37  |

Outlook

After decades of reliance on monetary stimulus, the economy and capital markets suffer from excess leverage, malinvestment and structural imbalances that hamper the effectiveness of monetary tools. With the election behind us, we expect fiscal policy in close coordination with the US Federal Reserve to take center stage in driving economic growth.

The last bout of loose fiscal policy was combined with tight monetary policy, which sustained US dollar strength. The next round of loose fiscal policy will likely be combined with loose monetary policy, which will pressure the US dollar. Should such economic policy be pursued, and successfully increase nominal GDP growth, it will represent a fundamental shift in the underlying economic conditions that have not been witnessed in years. Such a shift in the economic environment will likely lead to increased market volatility and broad changes in market leadership.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2010 through December 31, 2020

See notes to chart on page 39.

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Nexstar Media Group, Inc., Class A	3.46%
2	TCF Financial Corp.	2.95
3	Fiserv, Inc.	2.63
4	CACI International, Inc., Class A	2.57
5	Fidelity National Information Services, Inc.	2.43
6	Global Payments, Inc.	2.26
7	Evergy, Inc.	2.25
8	Vistra Energy Corp.	2.23
9	IQVIA Holdings, Inc.	2.10
10	Allstate Corp. (The)	2.09

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  38

VAUGHAN NELSON SMALL CAP VALUE FUND

Average Annual Total Returns – December 31, 20203

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 8/31/06)
NAV	9.23%	8.40%	9.71%	—%	1.27%	1.09%

Class A (Inception 12/31/96)
NAV	8.91	8.12	9.44	—	1.51	1.34
With 5.75% Maximum Sales Charge	2.66	6.85	8.79	—

Class C (Inception 12/31/96)
NAV	8.08	7.29	8.61	—	2.27	2.09
With CDSC[1]	7.08	7.29	8.61	—

Class N (Inception 5/1/17)
NAV	9.27	—	—	6.33	11.84	1.04

Comparative Performance
Russell 2000® Value Index[2]	4.63	9.65	8.66	4.96

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

39  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to it reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  40

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2020 through December 31, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT` VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,097.80	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77
Class C
Actual	$1,000.00	$1,093.80	$8.95
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.62
Class N
Actual	$1,000.00	$1,099.50	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30
Class Y
Actual	$1,000.00	$1,099.20	$3.69
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

41  |

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,151.80	$6.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,147.10	$10.52
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class N
Actual	$1,000.00	$1,154.00	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,153.60	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

MIROVA GLOBAL GREEN BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,047.40	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93
Class N
Actual	$1,000.00	$1,049.70	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.40
Class Y
Actual	$1,000.00	$1,048.60	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.66

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.97%, 0.67% and 0.72% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  42

MIROVA GLOBAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 –12/31/2020
Class A
Actual	$1,000.00	$1,246.50	$6.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,242.60	$10.99
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class N
Actual	$1,000.00	$1,248.80	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,248.50	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,273.70	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.39
Class N
Actual	$1,000.00	$1,274.90	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82
Class Y
Actual	$1,000.00	$1,274.90	$5.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.13

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.26%, 0.95% and 1.01% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

43  |

MIROVA U.S. SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2020[1]	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD 7/1/2020[1] – 12/31/2020
Class A
Actual	$1,000.00	$1,021.00	$0.46	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33	*
Class C
Actual	$1,000.00	$1,021.00	$0.80	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.09	$9.12	*
Class N
Actual	$1,000.00	$1,021.00	$0.33	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81	*
Class Y
Actual	$1,000.00	$1,021.00	$0.35	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.06	*

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

[1]

Fund commenced operations on December 15, 2020. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (16), divided by 366 (to reflect the partial period).

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,310.70	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.24
Class C
Actual	$1,000.00	$1,306.00	$11.54
Hypothetical (5% return before expenses)	$1,000.00	$1,015.13	$10.08
Class N
Actual	$1,000.00	$1,312.50	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,311.90	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03

*

Expenses are equal to the Fund’s annualized expense ratio: 1.23%, 1.99%, 0.90% and 0.99% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

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NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,358.50	$7.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,353.90	$11.54
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class N
Actual	$1,000.00	$1,360.50	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,361.50	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,241.80	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.89
Class C
Actual	$1,000.00	$1,237.00	$10.68
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.63
Class N
Actual	$1,000.00	$1,243.50	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.22
Class Y
Actual	$1,000.00	$1,243.10	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.62

*

Expenses are equal to the Fund’s annualized expense ratio: 1.16%, 1.90%, 0.83% and 0.91% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

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VAUGHAN NELSON MID CAP FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,297.10	$6.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,292.20	$11.24
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class N
Actual	$1,000.00	$1,299.00	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,298.50	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,336.40	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Class C
Actual	$1,000.00	$1,330.10	$12.01
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class N
Actual	$1,000.00	$1,338.90	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
Class Y
Actual	$1,000.00	$1,338.60	$6.17
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 1.00% and 1.05% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  46

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT FOR MIROVA U.S. SUSTAINABLE EQUITY FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust (the “Board”) and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreements for a registered investment company, including a newly formed fund such as the Mirova U.S. Sustainable Equity Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved, for an initial two-year term, the proposed investment advisory agreement (the “Agreement”) for the Fund at a meeting held on December 3, 2020.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Mirova US LLC (the “Adviser”), distributed to the Trustees materials including, among other items, information regarding (i) the Fund’s investment objective, strategies and risks, (ii) the proposed advisory fee and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups and categories of funds and the proposed expense cap, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) information about the Adviser’s performance, and (vi) the general economic outlook with particular emphasis on the asset management industry.

The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Investment Managers, LLC (“Natixis Investment Managers”), whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and oversight services proposed to be provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services proposed to be provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds managed by the Adviser.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund with the fees and expenses of comparable funds identified by the Adviser, including information about how those funds were selected and information about differences in such fees. In evaluating the Fund’s proposed advisory fee, the Trustees also took into account the demands,

47  |

complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale in the provision of services by the Adviser, and whether those economies could be shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services to be performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

|  48

Portfolio of Investments – as of December 31, 2020

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 99.4% of Net Assets
	Aerospace & Defense — 1.5%
148,078	Boeing Co. (The)(a)	$31,697,577
47,308	HEICO Corp.(a)	6,263,579
40,717	Huntington Ingalls Industries, Inc.(a)	6,941,434
552,963	Raytheon Technologies Corp.(a)	39,542,384
26,442	Teledyne Technologies, Inc.(a)(b)	10,364,735
24,274	TransDigm Group, Inc.(a)(b)	15,021,965

		109,831,674

	Air Freight & Logistics — 0.6%
229,517	United Parcel Service, Inc., Class B(a)	38,650,663
36,648	XPO Logistics, Inc.(a)(b)	4,368,441

		43,019,104

	Airlines — 0.4%
169,745	Alaska Air Group, Inc.(a)	8,826,740
552,192	JetBlue Airways Corp.(a)(b)	8,028,872
195,382	United Airlines Holdings, Inc.(a)(b)	8,450,271

		25,305,883

	Auto Components — 0.1%
36,852	Autoliv, Inc.(a)	3,394,069
117,162	Cooper Tire & Rubber Co.(a)	4,745,061

		8,139,130

	Automobiles — 0.6%
2,063,880	Ford Motor Co.(a)	18,141,505
31,800	Tesla, Inc.(a)(b)	22,440,306

		40,581,811

	Banks — 3.8%
266,138	Associated Banc-Corp(a)	4,537,653
2,978,880	Bank of America Corp.(a)	90,289,853
658,424	Citigroup, Inc.(a)	40,598,424
1,208,989	Huntington Bancshares, Inc.(a)	15,269,531
910,038	JPMorgan Chase & Co.(a)	115,638,529
106,660	Old National Bancorp(a)	1,766,289
31,007	Signature Bank(a)	4,194,937

		272,295,216

	Beverages — 1.5%
399,654	Keurig Dr Pepper, Inc.(a)	12,788,928
254,709	Monster Beverage Corp.(a)(b)	23,555,489
477,871	PepsiCo, Inc.(a)	70,868,269

		107,212,686

	Biotechnology — 2.0%
486,427	AbbVie, Inc.(a)	52,120,653
174,028	Amgen, Inc.(a)	40,012,518
54,745	Biogen, Inc.(a)(b)	13,404,861
16,975	Exact Sciences Corp.(a)(b)	2,249,018
36,830	Ionis Pharmaceuticals, Inc.(a)(b)	2,082,368
21,063	Seagen, Inc.(a)(b)	3,688,974
113,484	Vertex Pharmaceuticals, Inc.(a)(b)	26,820,808

		140,379,200

	Building Products — 0.3%
355,197	Carrier Global Corp.(a)	13,398,031
20,800	Lennox International, Inc.(a)	5,698,576

		19,096,607

	Capital Markets — 2.2%
471,448	Charles Schwab Corp. (The)(a)	25,005,602
84,407	Eaton Vance Corp.(a)	5,733,768
14,601	FactSet Research Systems, Inc.(a)	4,854,832
247,065	Intercontinental Exchange, Inc.(a)	28,484,124
509,430	Morgan Stanley(a)	34,911,238
	Capital Markets — continued
41,804	MSCI, Inc.(a)	18,666,740
108,064	S&P Global, Inc.(a)	35,523,879

		153,180,183

	Chemicals — 1.7%
83,434	Ashland Global Holdings, Inc.(a)	6,607,973
104,391	Celanese Corp.(a)	13,564,567
370,979	Corteva, Inc.(a)	14,364,307
336,299	Dow, Inc.(a)	18,664,594
138,886	Eastman Chemical Co.(a)	13,927,488
31,084	Ingevity Corp.(a)(b)	2,353,991
83,709	International Flavors & Fragrances, Inc.(a)	9,110,888
171,772	LyondellBasell Industries NV, Class A(a)	15,744,622
251,019	Mosaic Co. (The)(a)	5,775,947
158,400	Olin Corp.(a)	3,890,304
95,921	RPM International, Inc.(a)	8,707,708
195,010	Valvoline, Inc.(a)	4,512,531

		117,224,920

	Commercial Services & Supplies — 0.7%
122,157	Copart, Inc.(a)(b)	15,544,478
78,126	Waste Connections, Inc.(a)	8,013,384
244,724	Waste Management, Inc.(a)	28,860,301

		52,418,163

	Communications Equipment — 0.9%
1,344,808	Cisco Systems, Inc.(a)	60,180,158

	Construction Materials — 0.2%
49,497	Martin Marietta Materials, Inc.(a)	14,055,663

	Consumer Finance — 0.5%
121,623	Ally Financial, Inc.(a)	4,337,076
180,444	Discover Financial Services(a)	16,335,595
512,919	Synchrony Financial(a)	17,803,419

		38,476,090

	Containers & Packaging — 0.5%
73,855	Avery Dennison Corp.(a)	11,455,649
86,722	Crown Holdings, Inc.(a)(b)	8,689,545
120,681	Sonoco Products Co.(a)	7,150,349
259,559	WestRock Co.(a)	11,298,603

		38,594,146

	Distributors — 0.2%
107,529	Genuine Parts Co.(a)	10,799,137

	Diversified Consumer Services — 0.1%
67,454	Service Corp. International	3,311,991

	Diversified Financial Services — 1.8%
520,417	Berkshire Hathaway, Inc., Class B(a)(b)	120,669,090
133,431	Voya Financial, Inc.(a)	7,847,077

		128,516,167

	Diversified Telecommunication Services — 1.7%
2,088,779	AT&T, Inc.(a)	60,073,284
586,963	CenturyLink, Inc.(a)	5,722,889
119,721	Liberty Global PLC, Class C(a)(b)	2,831,402
862,921	Verizon Communications, Inc.(a)	50,696,609

		119,324,184

	Electric Utilities — 1.4%
323,243	Alliant Energy Corp.(a)	16,656,712
396,896	American Electric Power Co., Inc.(a)	33,049,530
275,794	Edison International(a)	17,325,379
188,786	Entergy Corp.(a)	18,848,394
198,810	Evergy, Inc.(a)	11,035,943
13,545	Hawaiian Electric Industries, Inc.	479,358

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2020

Gateway Fund – (continued)

Shares	Description	Value (†)
	Electric Utilities — continued
154,286	OGE Energy Corp.(a)	$4,915,552

		102,310,868

	Electrical Equipment — 0.8%
197,284	Eaton Corp. PLC(a)	23,701,700
318,411	Emerson Electric Co.(a)	25,590,692
50,567	Hubbell, Inc.(a)	7,928,400

		57,220,792

	Electronic Equipment, Instruments & Components — 0.6%
97,069	CDW Corp.(a)	12,792,724
375,436	Corning, Inc.(a)	13,515,696
60,225	Trimble, Inc.(a)(b)	4,021,223
33,350	Zebra Technologies Corp., Class A(a)(b)	12,817,405

		43,147,048

	Energy Equipment & Services — 0.3%
398,661	Baker Hughes Co.(a)	8,312,082
448,161	Halliburton Co.(a)	8,470,243
168,318	Helmerich & Payne, Inc.(a)	3,898,245

		20,680,570

	Entertainment — 2.2%
81,510	Live Nation Entertainment, Inc.(a)(b)	5,989,355
113,738	Netflix, Inc.(a)(b)	61,501,549
6,573	Roku, Inc.(b)	2,182,367
477,589	Walt Disney Co. (The)(a)(b)	86,529,575

		156,202,846

	Food & Staples Retailing — 1.6%
26,487	Casey’s General Stores, Inc.(a)	4,731,108
138,994	Costco Wholesale Corp.(a)	52,370,159
20,166	U.S. Foods Holding Corp.(b)	671,730
405,865	Walmart, Inc.(a)	58,505,440

		116,278,437

	Food Products — 0.8%
94,003	Bunge Ltd.(a)	6,164,717
97,614	Lamb Weston Holdings, Inc.(a)	7,686,126
698,295	Mondelez International, Inc., Class A(a)	40,829,309
43,185	Post Holdings, Inc.(a)(b)	4,362,117

		59,042,269

	Gas Utilities — 0.1%
8,726	National Fuel Gas Co.	358,900
76,973	UGI Corp.(a)	2,690,976

		3,049,876

	Health Care Equipment & Supplies — 3.5%
519,079	Abbott Laboratories(a)	56,833,960
233,533	Baxter International, Inc.(a)	18,738,688
636,298	Boston Scientific Corp.(a)(b)	22,874,913
263,594	Edwards Lifesciences Corp.(a)(b)	24,047,681
19,792	Insulet Corp.(a)(b)	5,059,429
45,456	Intuitive Surgical, Inc.(a)(b)	37,187,554
416,725	Medtronic PLC(a)	48,815,166
55,109	STERIS PLC(a)	10,445,360
29,772	Teleflex, Inc.(a)	12,253,262
48,078	West Pharmaceutical Services, Inc.(a)	13,620,978

		249,876,991

	Health Care Providers & Services — 2.6%
83,702	Anthem, Inc.(a)	26,875,875
450,841	CVS Health Corp.(a)	30,792,440
120,815	HCA Healthcare, Inc.(a)	19,869,235
16,707	Molina Healthcare, Inc.(a)(b)	3,553,245
263,072	UnitedHealth Group, Inc.(a)	92,254,089
	Health Care Providers & Services — continued
65,316	Universal Health Services, Inc., Class B(a)	8,980,950

		182,325,834

	Health Care Technology — 0.1%
35,189	Veeva Systems, Inc., Class A(a)(b)	9,580,205

	Hotels, Restaurants & Leisure — 1.4%
19,132	Domino’s Pizza, Inc.(a)	7,336,357
153,850	Hilton Grand Vacations, Inc.(a)(b)	4,823,197
168,770	Hilton Worldwide Holdings, Inc.(a)	18,777,350
228,480	McDonald’s Corp.(a)	49,027,238
69,731	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)	1,293,510
163,196	Restaurant Brands International, Inc.(a)	9,972,908
12,225	Vail Resorts, Inc.(a)	3,410,286
208,390	Wendy’s Co. (The)(a)	4,567,909

		99,208,755

	Household Durables — 0.5%
232,925	Lennar Corp., Class A(a)	17,755,873
205,127	Newell Brands, Inc.(a)	4,354,846
2,093	NVR, Inc.(a)(b)	8,539,147
47,442	Toll Brothers, Inc.	2,062,304

		32,712,170

	Household Products — 1.3%
657,113	Procter & Gamble Co. (The)(a)	91,430,703

	Industrial Conglomerates — 1.3%
205,207	3M Co.(a)	35,868,131
267,207	Honeywell International, Inc.(a)	56,834,929

		92,703,060

	Insurance — 2.0%
599,078	Aflac, Inc.(a)	26,640,999
2,432	Alleghany Corp.(a)	1,468,174
175,397	Allstate Corp. (The)(a)	19,281,392
62,761	American Financial Group, Inc.(a)	5,499,119
103,353	Aon PLC, Class A(a)	21,835,388
214,576	Arch Capital Group Ltd.(a)(b)	7,739,756
187,556	Arthur J. Gallagher & Co.(a)	23,202,553
164,470	Brown & Brown, Inc.(a)	7,797,523
74,687	Fidelity National Financial, Inc.(a)	2,919,515
137,456	Lincoln National Corp.(a)	6,915,411
10,251	Markel Corp.(a)(b)	10,592,358
29,196	RenaissanceRe Holdings Ltd.(a)	4,841,281
245,220	Unum Group(a)	5,625,347

		144,358,816

	Interactive Media & Services — 5.7%
48,536	Alphabet, Inc., Class A(a)(b)	85,066,135
92,726	Alphabet, Inc., Class C(a)(b)	162,444,825
573,699	Facebook, Inc., Class A(a)(b)	156,711,619
15,605	Match Group, Inc.(a)(b)	2,359,320
15,415	Zillow Group, Inc., Class C(b)	2,000,867

		408,582,766

	Internet & Direct Marketing Retail — 5.0%
100,079	Amazon.com, Inc.(a)(b)	325,950,297
12,391	Booking Holdings, Inc.(a)(b)	27,598,103
2,538	MercadoLibre, Inc.(a)(b)	4,251,708

		357,800,108

	IT Services — 5.3%
151,443	Automatic Data Processing, Inc.(a)	26,684,257
10,167	Black Knight, Inc.(b)	898,254
12,340	Booz Allen Hamilton Holding Corp.(a)	1,075,801
14,418	EPAM Systems, Inc.(a)(b)	5,166,690

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2020

Gateway Fund – (continued)

Shares	Description	Value (†)
	IT Services — continued
202,834	Fidelity National Information Services, Inc.(a)	$28,692,898
90,261	Leidos Holdings, Inc.(a)	9,488,236
233,549	MasterCard, Inc., Class A(a)	83,362,980
205,367	Paychex, Inc.(a)	19,136,097
302,437	PayPal Holdings, Inc.(a)(b)	70,830,745
4,575	Shopify, Inc., Class A(a)(b)	5,178,671
15,642	Square, Inc., Class A(a)(b)	3,404,325
8,665	Twilio, Inc., Class A(a)(b)	2,933,103
84,449	VeriSign, Inc.(a)(b)	18,274,764
471,372	Visa, Inc., Class A(a)	103,103,198

		378,230,019

	Leisure Products — 0.0%
1,696	Polaris, Inc.	161,595

	Life Sciences Tools & Services — 1.1%
50,834	Illumina, Inc.(a)(b)	18,808,580
58,491	PRA Health Sciences, Inc.(a)(b)	7,337,111
117,622	Thermo Fisher Scientific, Inc.(a)	54,785,975

		80,931,666

	Machinery — 1.8%
183,760	Caterpillar, Inc.(a)	33,447,995
89,903	Cummins, Inc.(a)	20,416,971
122,856	Deere & Co.(a)	33,054,407
80,596	Parker-Hannifin Corp.(a)	21,955,156
121,067	Pentair PLC(a)	6,427,447
45,690	Snap-on, Inc.(a)	7,819,387
63,733	Timken Co. (The)(a)	4,930,385
13,869	Woodward, Inc.(a)	1,685,500

		129,737,248

	Media — 1.2%
1,233,702	Comcast Corp., Class A(a)	64,645,985
33,220	Liberty Broadband Corp., Class C(a)(b)	5,261,051
230,860	News Corp., Class B(a)	4,102,382
98,543	Omnicom Group, Inc.(a)	6,146,127
994,343	Sirius XM Holdings, Inc.(a)	6,333,965

		86,489,510

	Metals & Mining — 0.3%
118,198	Southern Copper Corp.(a)	7,697,054
172,113	Steel Dynamics, Inc.(a)	6,345,806
81,631	Worthington Industries, Inc.(a)	4,190,936

		18,233,796

	Multi-Utilities — 1.2%
260,977	Ameren Corp.(a)	20,371,865
301,545	CenterPoint Energy, Inc.(a)	6,525,434
254,981	Consolidated Edison, Inc.(a)	18,427,477
335,214	Public Service Enterprise Group, Inc.(a)	19,542,976
227,581	WEC Energy Group, Inc.(a)	20,944,279

		85,812,031

	Multiline Retail — 0.5%
44,499	Nordstrom, Inc.(a)	1,388,814
182,363	Target Corp.(a)	32,192,540

		33,581,354

	Oil, Gas & Consumable Fuels — 1.9%
61,621	Cheniere Energy, Inc.(a)(b)	3,699,109
550,320	Chevron Corp.(a)	46,474,524
411,601	ConocoPhillips(a)	16,459,924
683,914	Exxon Mobil Corp.(a)	28,190,935
89,664	HollyFrontier Corp.(a)	2,317,814
198,785	Marathon Petroleum Corp.(a)	8,221,748
164,607	ONEOK, Inc.(a)	6,317,617
199,417	Phillips 66(a)	13,947,225
	Oil, Gas & Consumable Fuels — continued
156,053	Valero Energy Corp.(a)	$8,827,918

		134,456,814

	Personal Products — 0.0%
29,528	Herbalife Nutrition Ltd.(a)(b)	1,418,820

	Pharmaceuticals — 4.0%
659,768	Bristol-Myers Squibb Co.(a)	40,925,409
221,729	Eli Lilly & Co.(a)	37,436,724
1,556	Jazz Pharmaceuticals PLC(b)	256,818
590,946	Johnson & Johnson(a)	93,003,082
597,588	Merck & Co., Inc.(a)	48,882,698
1,406,346	Pfizer, Inc.(a)	51,767,596
459,428	Viatris, Inc.(a)(b)	8,609,681

		280,882,008

	Professional Services — 0.3%
9,784	CoStar Group, Inc.(a)(b)	9,043,155
50,361	ManpowerGroup, Inc.(a)	4,541,555
101,786	TransUnion(a)	10,099,207

		23,683,917

	REITs – Apartments — 0.5%
252,006	American Homes 4 Rent, Class A(a)	7,560,180
85,332	Camden Property Trust(a)	8,526,373
346,842	Invitation Homes, Inc.(a)	10,301,207
265,036	UDR, Inc.(a)	10,185,334

		36,573,094

	REITs – Diversified — 0.7%
138,899	American Tower Corp.(a)	31,177,270
361,090	Duke Realty Corp.(a)	14,432,767
87,309	W.P. Carey, Inc.(a)	6,162,269

		51,772,306

	REITs – Health Care — 0.4%
260,504	Healthcare Realty Trust, Inc.(a)	7,710,918
453,565	Medical Properties Trust, Inc.(a)	9,883,181
194,772	Sabra Health Care REIT, Inc.(a)	3,383,190
169,170	Ventas, Inc.(a)	8,296,097

		29,273,386

	REITs – Manufactured Homes — 0.2%
143,552	Equity LifeStyle Properties, Inc.(a)	9,095,455
48,503	Sun Communities, Inc.(a)	7,370,031

		16,465,486

	REITs – Mortgage — 0.0%
129,902	Annaly Capital Management, Inc.(a)	1,097,672

	REITs – Office Property — 0.2%
188,262	Douglas Emmett, Inc.(a)	5,493,485
146,251	Kilroy Realty Corp.(a)	8,394,808
52,998	Mack-Cali Realty Corp.	660,355

		14,548,648

	REITs – Single Tenant — 0.1%
144,199	National Retail Properties, Inc.(a)	5,900,623

	REITs – Storage — 0.2%
127,880	CubeSmart(a)	4,298,047
101,683	Extra Space Storage, Inc.(a)	11,780,992

		16,079,039

	Road & Rail — 1.0%
23,108	Canadian Pacific Railway Ltd.(a)	8,011,313
391,922	CSX Corp.(a)	35,566,921
71,461	J.B. Hunt Transport Services, Inc.(a)	9,765,146
72,596	Lyft, Inc., Class A(a)(b)	3,566,641
62,946	Old Dominion Freight Line, Inc.(a)	12,285,800

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2020

Gateway Fund – (continued)

Shares	Description	Value (†)
	Road & Rail — continued
53,335	Uber Technologies, Inc.(b)	$2,720,085

		71,915,906

	Semiconductors & Semiconductor Equipment — 5.4%
326,538	Advanced Micro Devices, Inc.(a)(b)	29,946,800
170,421	Analog Devices, Inc.(a)	25,176,294
115,110	Broadcom, Inc.(a)	50,400,914
1,069,923	Intel Corp.(a)	53,303,564
83,719	Marvell Technology Group Ltd.(a)	3,980,001
363,386	Micron Technology, Inc.(a)(b)	27,319,360
154,967	NVIDIA Corp.(a)	80,923,767
308,330	QUALCOMM, Inc.(a)	46,970,992
28,999	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	3,162,051
106,600	Teradyne, Inc.(a)	12,780,274
322,410	Texas Instruments, Inc.(a)	52,917,153

		386,881,170

	Software — 9.4%
140,675	Adobe, Inc.(a)(b)	70,354,381
188,193	Cadence Design Systems, Inc.(a)(b)	25,675,171
78,761	Fortinet, Inc.(a)(b)	11,698,371
1,820,436	Microsoft Corp.(a)	404,901,375
114,308	Nuance Communications, Inc.(a)(b)	5,039,840
606,841	Oracle Corp.(a)	39,256,544
23,688	Palo Alto Networks, Inc.(a)(b)	8,418,478
21,050	Paycom Software, Inc.(a)(b)	9,519,863
41,380	PTC, Inc.(a)(b)	4,949,462
230,063	salesforce.com, Inc.(a)(b)	51,195,920
57,151	ServiceNow, Inc.(a)(b)	31,457,625
21,371	SS&C Technologies Holdings, Inc.	1,554,740
22,602	Workday, Inc., Class A(a)(b)	5,415,665
2,398	Zoom Video Communications, Inc., Class A(b)	808,893

		670,246,328

	Specialty Retail — 2.3%
112,737	American Eagle Outfitters, Inc.	2,262,631
17,696	Burlington Stores, Inc.(a)(b)	4,628,389
38,409	Foot Locker, Inc.(a)	1,553,260
304,299	Home Depot, Inc. (The)(a)	80,827,900
244,064	Lowe’s Cos., Inc.(a)	39,174,713
49,846	Tiffany & Co.(a)	6,552,257
430,238	TJX Cos., Inc. (The)(a)	29,380,953

		164,380,103

	Technology Hardware, Storage & Peripherals — 7.1%
3,756,396	Apple, Inc.(a)	498,436,185
94,102	Dell Technologies, Inc., Class C(a)(b)	6,896,736

		505,332,921

	Textiles, Apparel & Luxury Goods — 0.8%
16,507	Lululemon Athletica, Inc.(a)(b)	5,744,931
358,542	NIKE, Inc., Class B(a)	50,722,937

		56,467,868

	Tobacco — 1.0%
688,417	Altria Group, Inc.(a)	28,225,097
526,193	Philip Morris International, Inc.(a)	43,563,519

		71,788,616

	Trading Companies & Distributors — 0.0%
29,008	GATX Corp.(a)	2,412,885

	Total Common Stocks (Identified Cost $3,063,991,275)	7,083,209,056

	Total Purchased Options — 0.6% (Identified Cost $79,365,667) (see detail below)	41,615,160

Principal Amount	Description	Value (†)
Short-Term Investments — 3.7%
$266,720,480	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $266,720,480 on 1/04/2021 collateralized by $81,185,600 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $84,445,689; 160,107,100 U.S. Treasury Inflation Indexed Note, 0.125% due 1/15/2023 valued at $187,609,228 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $266,720,480)	266,720,480

	Total Investments — 103.7% (Identified Cost $3,410,077,422)	7,391,544,696
	Other assets less liabilities — (3.7)%	(266,581,413)

	Net Assets — 100.0%	$7,124,963,283

Purchased Options — 0.6%
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Index Options — 0.6%
S&P 500® Index, Put(b)	2/19/2021	3,175	2,856	$1,072,733,592	$16,491,972	$3,984,120
S&P 500® Index, Put(b)	2/19/2021	3,200	1,920	721,165,440	12,474,835	2,889,600
S&P 500® Index, Put(b)	2/19/2021	3,250	1,920	721,165,440	7,742,400	3,388,800
S&P 500® Index, Put(b)	2/19/2021	3,350	1,920	721,165,440	7,222,080	4,742,400
S&P 500® Index, Put(b)	3/19/2021	3,250	1,920	721,165,440	10,618,560	6,787,200
S&P 500® Index, Put(b)	3/19/2021	3,300	2,856	1,072,733,592	16,186,380	11,538,240
S&P 500® Index, Put(b)	3/19/2021	3,325	1,920	721,165,440	8,629,440	8,284,800

Total					$79,365,667	$41,615,160

Written Options — (3.4%)
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (3.4%)
S&P 500® Index, Call	1/15/2021	3,600	(2,075)	$(779,384,525)	$(20,844,412)	$(36,250,250)
S&P 500® Index, Call	1/15/2021	3,650	(2,075)	(779,384,525)	(24,214,213)	(27,182,500)
S&P 500® Index, Call	1/15/2021	3,700	(2,076)	(779,760,132)	(12,990,570)	(18,704,760)
S&P 500® Index, Call	1/15/2021	3,750	(2,092)	(785,769,844)	(10,915,010)	(11,338,640)
S&P 500® Index, Call	1/29/2021	3,750	(2,076)	(779,760,132)	(12,720,690)	(16,140,900)
S&P 500® Index, Call	2/19/2021	3,600	(2,075)	(779,384,525)	(27,268,612)	(43,969,250)
S&P 500® Index, Call	2/19/2021	3,625	(2,075)	(779,384,525)	(32,912,613)	(39,850,375)
S&P 500® Index, Call	2/19/2021	3,725	(2,076)	(779,760,132)	(22,832,886)	(24,673,260)
S&P 500® Index, Call	3/19/2021	3,800	(2,075)	(779,384,525)	(19,385,687)	(21,113,125)

Total					$(184,084,693)	$(239,223,060)

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2020

Gateway Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2020

Software	9.4%
Technology Hardware, Storage & Peripherals	7.1
Interactive Media & Services	5.7
Semiconductors & Semiconductor Equipment	5.4
IT Services	5.3
Internet & Direct Marketing Retail	5.0
Pharmaceuticals	4.0
Banks	3.8
Health Care Equipment & Supplies	3.5
Health Care Providers & Services	2.6
Specialty Retail	2.3
Entertainment	2.2
Capital Markets	2.2
Insurance	2.0
Biotechnology	2.0
Other Investments, less than 2% each	37.5
Short-Term Investments	3.7

Total Investments	103.7
Other assets less liabilities (including open written options)	(3.7)

Net Assets	100.0%

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2020

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 100.5% of Net Assets
	Aerospace & Defense — 1.5%
1,232	Boeing Co. (The)(a)	$263,722
231	Huntington Ingalls Industries, Inc.(a)	39,381
950	Lockheed Martin Corp.(a)	337,231
3,469	Raytheon Technologies Corp.(a)	248,068

		888,402

	Air Freight & Logistics — 0.5%
853	FedEx Corp.(a)	221,456
397	XPO Logistics, Inc.(a)(b)	47,322

		268,778

	Airlines — 0.4%
2,273	Delta Air Lines, Inc.(a)	91,397
8,959	JetBlue Airways Corp.(a)(b)	130,264

		221,661

	Auto Components — 0.2%
858	Adient PLC(b)	29,833
884	Gentex Corp.(a)	29,994
343	Lear Corp.(a)	54,547
388	Magna International, Inc.(a)	27,471

		141,845

	Automobiles — 0.5%
400	Tesla, Inc.(b)	282,268

	Banks — 4.2%
24,046	Bank of America Corp.(a)	728,834
4,502	Citigroup, Inc.(a)	277,594
1,199	Comerica, Inc.(a)	66,976
200	East West Bancorp, Inc.(a)	10,142
5,480	Fifth Third Bancorp(a)	151,084
839	First Republic Bank(a)	123,274
8,001	JPMorgan Chase & Co.(a)	1,016,687
375	SVB Financial Group(a)(b)	145,436

		2,520,027

	Beverages — 1.6%
8,010	Coca-Cola Co. (The)(a)	439,268
3,562	PepsiCo, Inc.(a)	528,245

		967,513

	Biotechnology — 2.0%
3,834	AbbVie, Inc.(a)	410,813
830	Alexion Pharmaceuticals, Inc.(a)(b)	129,679
128	Alnylam Pharmaceuticals, Inc.(b)	16,636
1,455	Amgen, Inc.(a)	334,534
401	Biogen, Inc.(a)(b)	98,189
2,787	Gilead Sciences, Inc.(a)	162,371
222	Seagen, Inc.(a)(b)	38,881

		1,191,103

	Building Products — 0.8%
1,115	A.O. Smith Corp.(a)	61,124
2,331	Carrier Global Corp.(a)	87,925
1,240	Fortune Brands Home & Security, Inc.(a)	106,293
4,110	Johnson Controls International PLC(a)	191,485
203	Lennox International, Inc.(a)	55,616

		502,443

	Capital Markets — 2.7%
2,496	Bank of New York Mellon Corp. (The)(a)	105,930
424	BlackRock, Inc.(a)	305,933
4,019	Charles Schwab Corp. (The)(a)	213,168
221	FactSet Research Systems, Inc.(a)	73,483
1,192	Goldman Sachs Group, Inc. (The)(a)	314,342
5,055	Morgan Stanley(a)	346,419
	Capital Markets — continued
429	MSCI, Inc.(a)	191,561
685	Raymond James Financial, Inc.(a)	65,534

		1,616,370

	Chemicals — 1.8%
849	AdvanSix, Inc.(a)(b)	16,972
922	Air Products & Chemicals, Inc.(a)	251,909
379	Ashland Global Holdings, Inc.(a)	30,017
2,051	Huntsman Corp.(a)	51,562
1,620	Linde PLC(a)	426,886
658	Nutrien Ltd.(a)	31,689
1,137	PPG Industries, Inc.(a)	163,978
848	RPM International, Inc.(a)	76,982
1,880	Valvoline, Inc.(a)	43,503

		1,093,498

	Commercial Services & Supplies — 0.4%
226	Waste Connections, Inc.(a)	23,181
2,066	Waste Management, Inc.(a)	243,643

		266,824

	Communications Equipment — 0.9%
763	Ciena Corp.(a)(b)	40,324
10,347	Cisco Systems, Inc.(a)	463,028
2,069	Telefonaktiebolaget LM Ericsson, Sponsored ADR	24,725

		528,077

	Consumer Finance — 0.5%
2,148	Ally Financial, Inc.(a)	76,598
6,190	Synchrony Financial(a)	214,855

		291,453

	Containers & Packaging — 0.3%
938	Crown Holdings, Inc.(a)(b)	93,988
723	Packaging Corp. of America(a)	99,709

		193,697

	Diversified Financial Services — 1.6%
4,183	Berkshire Hathaway, Inc., Class B(a)(b)	969,912

	Diversified Telecommunication Services — 1.6%
15,637	AT&T, Inc.(a)	449,720
9,058	Verizon Communications, Inc.(a)	532,158

		981,878

	Electric Utilities — 1.6%
4,416	Alliant Energy Corp.(a)	227,557
3,734	American Electric Power Co., Inc.(a)	310,930
1,600	Evergy, Inc.(a)	88,816
1,669	OGE Energy Corp.(a)	53,174
4,156	Southern Co. (The)(a)	255,303

		935,780

	Electrical Equipment — 0.6%
231	Acuity Brands, Inc.(a)	27,972
2,795	Emerson Electric Co.(a)	224,634
403	Hubbell, Inc.(a)	63,187
1,368	Sensata Technologies Holding PLC(a)(b)	72,148

		387,941

	Electronic Equipment, Instruments & Components — 0.5%
512	Arrow Electronics, Inc.(a)(b)	49,818
793	Avnet, Inc.(a)	27,842
688	CDW Corp.(a)	90,672
4,536	Flex Ltd.(a)(b)	81,557
565	Trimble, Inc.(a)(b)	37,725

		287,614

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2020

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Entertainment — 2.5%
1,995	Activision Blizzard, Inc.(a)	$185,236
760	Live Nation Entertainment, Inc.(a)(b)	55,845
121	Madison Square Garden Entertainment Corp.(a)(b)	12,710
121	Madison Square Garden Sports Corp.(a)(b)	22,276
943	Netflix, Inc.(a)(b)	509,908
51	Roku, Inc.(b)	16,933
3,972	Walt Disney Co. (The)(a)(b)	719,647

		1,522,555

	Food & Staples Retailing — 1.8%
961	Costco Wholesale Corp.(a)	362,086
2,216	Sysco Corp.(a)	164,560
1,732	Walgreens Boots Alliance, Inc.(a)	69,072
3,408	Walmart, Inc.(a)	491,263

		1,086,981

	Food Products — 0.7%
1,143	Bunge Ltd.(a)	74,958
885	Hain Celestial Group, Inc. (The)(a)(b)	35,533
614	Ingredion, Inc.(a)	48,303
1,635	Kellogg Co.(a)	101,746
1,168	Post Holdings, Inc.(a)(b)	117,980
816	TreeHouse Foods, Inc.(a)(b)	34,672

		413,192

	Gas Utilities — 0.3%
1,197	Atmos Energy Corp.(a)	114,230
1,531	UGI Corp.(a)	53,524

		167,754

	Health Care Equipment & Supplies — 3.7%
4,804	Abbott Laboratories(a)	525,990
798	Alcon, Inc.(b)	52,652
370	Align Technology, Inc.(a)(b)	197,721
336	Cooper Cos., Inc. (The)(a)	122,075
388	Hill-Rom Holdings, Inc.(a)	38,012
2,290	Hologic, Inc.(a)(b)	166,781
532	IDEXX Laboratories, Inc.(a)(b)	265,931
3,635	Medtronic PLC(a)	425,804
898	ResMed, Inc.(a)	190,879
583	STERIS PLC(a)	110,502
362	Teleflex, Inc.(a)	148,988

		2,245,335

	Health Care Providers & Services — 2.5%
741	Anthem, Inc.(a)	237,928
1,510	Centene Corp.(a)(b)	90,645
1,142	Cigna Corp.(a)	237,742
2,386	MEDNAX, Inc.(a)(b)	58,552
260	Molina Healthcare, Inc.(a)(b)	55,297
2,414	UnitedHealth Group, Inc.(a)	846,541

		1,526,705

	Health Care Technology — 0.1%
171	Veeva Systems, Inc., Class A(a)(b)	46,555

	Hotels, Restaurants & Leisure — 1.8%
68	Domino’s Pizza, Inc.(a)	26,075
404	Hilton Grand Vacations, Inc.(a)(b)	12,665
683	Hilton Worldwide Holdings, Inc.(a)	75,991
1,174	Las Vegas Sands Corp.(a)	69,970
1,761	McDonald’s Corp.(a)	377,875
374	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)	6,938
1,576	MGM Resorts International(a)	49,660
1,408	Restaurant Brands International, Inc.(a)	86,043
3,495	Starbucks Corp.(a)	373,895
	Hotels, Restaurants & Leisure — continued
9	Vail Resorts, Inc.(a)	2,511

		1,081,623

	Household Durables — 0.3%
1,384	Leggett & Platt, Inc.(a)	61,311
2,218	Toll Brothers, Inc.(a)	96,417

		157,728

	Household Products — 1.6%
521	Clorox Co. (The)(a)	105,201
6,045	Procter & Gamble Co. (The)(a)	841,101

		946,302

	Industrial Conglomerates — 1.2%
1,356	3M Co.(a)	237,015
2,134	Honeywell International, Inc.(a)	453,902

		690,917

	Insurance — 1.5%
3,115	Arch Capital Group Ltd.(a)(b)	112,358
1,480	Chubb Ltd.(a)	227,802
438	Cincinnati Financial Corp.(a)	38,268
5,403	Manulife Financial Corp.(a)	96,281
2,318	Prudential Financial, Inc.(a)	180,966
301	RenaissanceRe Holdings Ltd.(a)	49,912
801	Willis Towers Watson PLC(a)	168,755

		874,342

	Interactive Media & Services — 5.6%
470	Alphabet, Inc., Class A(a)(b)	823,741
685	Alphabet, Inc., Class C(a)(b)	1,200,038
4,727	Facebook, Inc., Class A(a)(b)	1,291,227
152	Match Group, Inc.(b)	22,981

		3,337,987

	Internet & Direct Marketing Retail — 4.7%
826	Amazon.com, Inc.(a)(b)	2,690,224
257	JD.com, Inc., ADR(b)	22,590
29	MercadoLibre, Inc.(a)(b)	48,582
905	Trip.com Group Ltd., ADR(a)(b)	30,526

		2,791,922

	IT Services — 4.9%
1,895	Accenture PLC, Class A(a)	494,993
91	EPAM Systems, Inc.(a)(b)	32,610
373	FleetCor Technologies, Inc.(a)(b)	101,766
784	Global Payments, Inc.(a)	168,889
2,033	International Business Machines Corp.(a)	255,914
739	Leidos Holdings, Inc.(a)	77,684
2,297	MasterCard, Inc., Class A(a)	819,891
15	Shopify, Inc., Class A(b)	16,979
122	Square, Inc., Class A(b)	26,552
4,313	Visa, Inc., Class A(a)	943,382

		2,938,660

	Leisure Products — 0.1%
590	Brunswick Corp.(a)	44,981
345	Polaris, Inc.(a)	32,872

		77,853

	Life Sciences Tools & Services — 1.3%
118	Bio-Rad Laboratories, Inc., Class A(a)(b)	68,787
482	Illumina, Inc.(a)(b)	178,340
625	PRA Health Sciences, Inc.(a)(b)	78,400
959	Thermo Fisher Scientific, Inc.(a)	446,683

		772,210

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2020

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Machinery — 1.7%
471	AGCO Corp.(a)	$48,555
1,820	Caterpillar, Inc.(a)	331,276
822	Cummins, Inc.(a)	186,676
990	Deere & Co.(a)	266,360
616	IDEX Corp.(a)	122,707
1,165	Otis Worldwide Corp.(a)	78,696

		1,034,270

	Media — 1.2%
11,513	Comcast Corp., Class A(a)	603,281
91	Liberty Broadband Corp., Class C(b)	14,412
17,870	Sirius XM Holdings, Inc.(a)	113,832

		731,525

	Metals & Mining — 0.4%
2,674	Alcoa Corp.(a)(b)	61,636
1,619	Barrick Gold Corp.(a)	36,881
316	Rio Tinto PLC, Sponsored ADR	23,769
590	Southern Copper Corp.(a)	38,421
833	Steel Dynamics, Inc.(a)	30,713
4,124	Vale S.A., Sponsored ADR(a)	69,118

		260,538

	Multi-Utilities — 0.4%
3,723	Public Service Enterprise Group, Inc.(a)	217,051

	Multiline Retail — 0.5%
1,576	Nordstrom, Inc.(a)	49,187
1,470	Target Corp.(a)	259,499

		308,686

	Oil, Gas & Consumable Fuels — 2.4%
2,853	Canadian Natural Resources Ltd.(a)	68,615
1,062	Cheniere Energy, Inc.(a)(b)	63,752
4,533	Chevron Corp.(a)	382,812
1,642	Concho Resources, Inc.(a)	95,811
1,822	Enbridge, Inc.(a)	58,286
1,230	EQT Corp.	15,633
10,937	Exxon Mobil Corp.(a)	450,823
1,235	HollyFrontier Corp.(a)	31,925
2,149	Ovintiv, Inc.	30,860
586	Pioneer Natural Resources Co.(a)	66,739
3,117	Suncor Energy, Inc.(a)	52,303
1,014	TC Energy Corp.	41,290
7,684	WPX Energy, Inc.(a)(b)	62,624

		1,421,473

	Pharmaceuticals — 4.1%
5,070	Bristol-Myers Squibb Co.(a)	314,492
2,189	Eli Lilly & Co.(a)	369,591
62	Jazz Pharmaceuticals PLC(a)(b)	10,233
5,321	Johnson & Johnson(a)	837,419
5,458	Merck & Co., Inc.(a)	446,464
306	Novartis AG, Sponsored ADR(a)	28,896
11,688	Pfizer, Inc.(a)	430,235
1,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR(a)(b)	9,650
1,450	Viatris, Inc.(b)	27,173

		2,474,153

	Professional Services — 0.6%
57	CoStar Group, Inc.(a)(b)	52,684
342	ManpowerGroup, Inc.(a)	30,841
650	TransUnion(a)	64,493
998	Verisk Analytics, Inc.(a)	207,175

		355,193

	Real Estate Management & Development — 0.0%
176	Jones Lang LaSalle, Inc.(b)	26,113

	REITs – Apartments — 0.8%
1,056	American Campus Communities, Inc.(a)	45,165
836	Camden Property Trust(a)	83,533
566	Essex Property Trust, Inc.(a)	134,380
3,100	Invitation Homes, Inc.(a)	92,070
1,125	Mid-America Apartment Communities, Inc.(a)	142,526

		497,674

	REITs – Diversified — 1.2%
1,350	Crown Castle International Corp.(a)	214,906
862	Digital Realty Trust, Inc.(a)	120,258
2,963	Duke Realty Corp.(a)	118,431
723	Gaming & Leisure Properties, Inc.(a)	30,655
516	SBA Communications Corp.(a)	145,579
846	VICI Properties, Inc.(a)	21,573
724	W.P. Carey, Inc.(a)	51,100

		702,502

	REITs – Health Care — 0.1%
2,686	Medical Properties Trust, Inc.(a)	58,528

	REITs – Hotels — 0.1%
2,742	Park Hotels & Resorts, Inc.(a)	47,025

	REITs – Mortgage — 0.1%
4,312	Annaly Capital Management, Inc.(a)	36,436

	REITs – Office Property — 0.1%
1,073	Kilroy Realty Corp.(a)	61,590

	REITs – Single Tenant — 0.2%
368	National Retail Properties, Inc.(a)	15,059
1,329	Realty Income Corp.(a)	82,624

		97,683

	REITs – Storage — 0.2%
984	Extra Space Storage, Inc.(a)	114,006

	Road & Rail — 1.4%
1,142	Norfolk Southern Corp.(a)	271,351
542	Old Dominion Freight Line, Inc.(a)	105,787
2,100	Union Pacific Corp.(a)	437,262

		814,400

	Semiconductors & Semiconductor Equipment — 5.2%
2,588	Advanced Micro Devices, Inc.(a)(b)	237,345
3,752	Applied Materials, Inc.(a)	323,798
51	ASML Holding NV, (Registered)	24,874
377	First Solar, Inc.(a)(b)	37,293
8,921	Intel Corp.(a)	444,444
1,569	Marvell Technology Group Ltd.(a)	74,590
2,228	Maxim Integrated Products, Inc.(a)	197,512
1,304	NVIDIA Corp.(a)	680,949
310	NXP Semiconductors NV(a)	49,293
1,366	ON Semiconductor Corp.(a)(b)	44,709
2,815	QUALCOMM, Inc.(a)	428,837
1,002	Teradyne, Inc.(a)	120,130
2,732	Texas Instruments, Inc.(a)	448,403

		3,112,177

	Software — 9.1%
1,290	Adobe, Inc.(a)(b)	645,155
1,069	Cadence Design Systems, Inc.(a)(b)	145,844
256	CDK Global, Inc.(a)	13,269
297	Check Point Software Technologies Ltd.(a)(b)	39,474
582	Fortinet, Inc.(a)(b)	86,444
14,803	Microsoft Corp.(a)	3,292,483
4,225	Oracle Corp.(a)	273,315

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2020

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Software — continued
165	Palo Alto Networks, Inc.(a)(b)	$58,639
1,996	salesforce.com, Inc.(a)(b)	444,170
425	ServiceNow, Inc.(a)(b)	233,933
475	SS&C Technologies Holdings, Inc.(a)	34,556
745	Synopsys, Inc.(a)(b)	193,134

		5,460,416

	Specialty Retail — 2.1%
326	Advance Auto Parts, Inc.(a)	51,348
529	Burlington Stores, Inc.(a)(b)	138,360
933	Dick’s Sporting Goods, Inc.(a)	52,444
1,030	Foot Locker, Inc.(a)	41,653
3,009	Home Depot, Inc. (The)(a)	799,250
392	Ulta Beauty, Inc.(a)(b)	112,567
583	Williams-Sonoma, Inc.(a)	59,373

		1,254,995

	Technology Hardware, Storage & Peripherals — 7.3%
31,376	Apple, Inc.(a)	4,163,282
346	Dell Technologies, Inc., Class C(b)	25,358
5,591	Hewlett Packard Enterprise Co.(a)	66,253
5,561	HP, Inc.(a)	136,745

		4,391,638

	Textiles, Apparel & Luxury Goods — 1.0%
309	Carter’s, Inc.	29,068
232	Lululemon Athletica, Inc.(a)(b)	80,743
3,384	NIKE, Inc., Class B(a)	478,734
762	Skechers U.S.A., Inc., Class A(b)	27,386

		615,931

	Tobacco — 0.9%
4,687	Altria Group, Inc.(a)	192,167
206	British American Tobacco PLC, Sponsored ADR(a)	7,723
3,941	Philip Morris International, Inc.(a)	326,275

		526,165

	Water Utilities — 0.5%
1,833	American Water Works Co., Inc.(a)	281,311

	Wireless Telecommunication Services — 0.1%
1,994	America Movil SAB de CV, Series L, ADR	28,993
1,721	Vodafone Group PLC, Sponsored ADR	28,362

		57,355

	Total Common Stocks (Identified Cost $28,569,600)	60,174,539

Principal Amount
Short-Term Investments — 3.5%
$2,100,121	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,100,121 on 1/04/2021 collateralized by $2,059,500 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $2,142,201 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,100,121)	2,100,121

	Total Investments — 104.0% (Identified Cost $30,669,721)	62,274,660

	Other assets less liabilities — (4.0)%	(2,371,114)

	Net Assets — 100.0%	$59,903,546

Written Options — (3.4%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (3.4%)
S&P 500® Index, Call	1/15/2021	3,600	(18)	$(6,760,926)	$(180,819)	$(314,460)
S&P 500® Index, Call	1/15/2021	3,650	(17)	(6,385,319)	(198,382)	(222,700)
S&P 500® Index, Call	1/15/2021	3,700	(17)	(6,385,319)	(106,377)	(153,170)
S&P 500® Index, Call	1/15/2021	3,750	(17)	(6,385,319)	(88,697)	(92,140)
S&P 500® Index, Call	1/29/2021	3,750	(18)	(6,760,926)	(110,295)	(139,950)
S&P 500® Index, Call	2/19/2021	3,600	(17)	(6,385,319)	(223,406)	(360,230)
S&P 500® Index, Call	2/19/2021	3,625	(18)	(6,760,926)	(285,507)	(345,690)
S&P 500® Index, Call	2/19/2021	3,725	(18)	(6,760,926)	(196,823)	(213,930)
S&P 500® Index, Call	3/19/2021	3,800	(18)	(6,760,926)	(168,165)	(183,150)

Total					$(1,558,471)	$(2,025,420)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2020

Software	9.1%
Technology Hardware, Storage & Peripherals	7.3
Interactive Media & Services	5.6
Semiconductors & Semiconductor Equipment	5.2
IT Services	4.9
Internet & Direct Marketing Retail	4.7
Banks	4.2
Pharmaceuticals	4.1
Health Care Equipment & Supplies	3.7
Capital Markets	2.7
Health Care Providers & Services	2.5
Entertainment	2.5
Oil, Gas & Consumable Fuels	2.4
Specialty Retail	2.1
Biotechnology	2.0
Other Investments, less than 2% each	37.5
Short-Term Investments	3.5

Total Investments	104.0
Other assets less liabilities (including open written options)	(4.0)

Net Assets	100.0%

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2020

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 87.1% of Net Assets
	Brazil — 1.4%
$500,000	Banco Nacional de Desenvolvimento Economico e Social, 4.750%, 5/09/2024(a)	$545,005

	Canada — 2.2%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	811,910
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)(a)	42,791

		854,701

	Chile — 3.1%
500,000	Chile Government International Bond, 1.250%, 1/29/2040, (EUR)(a)	642,576
500,000	Chile Government International Bond, 3.500%, 1/25/2050(a)	573,755

		1,216,331

	Denmark — 3.2%
300,000	Orsted A/S, 1.500%, 11/26/2029, (EUR)(a)	411,306
700,000	Orsted A/S, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)(a)	875,893

		1,287,199

	Finland — 1.5%
500,000	Citycon OYJ, (fixed rate to 11/24/2024, variable rate thereafter), 4.496%, (EUR)(a)(b)	607,618

	France — 14.4%
400,000	Covivio, 1.125%, 9/17/2031, (EUR)(a)	499,972
400,000	Covivio, 1.875%, 5/20/2026, (EUR)(a)	527,785
800,000	Electricite de France S.A., 3.625%, 10/13/2025(a)	896,809
1,000,000	France Government Bond OAT, 1.750%, 6/25/2039, 144A, (EUR)(a)	1,613,995
300,000	Getlink SE, 3.500%, 10/30/2025, (EUR)(a)	377,798
600,000	ICADE, 1.500%, 9/13/2027, (EUR)(a)	797,257
600,000	Societe du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)(a)	970,596

		5,684,212

	Germany — 7.4%
500,000	BayWa AG, EMTN, 3.125%, 6/26/2024, (EUR)(a)	644,421
600,000	E.ON SE, EMTN, 0.350%, 2/28/2030, (EUR)(a)	744,656
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)(a)	631,440
300,000	Landesbank Baden-Wuerttemberg, Series 809, MTN, 0.375%, 7/29/2026, (EUR)(a)	373,719
400,000	Volkswagen International Finance NV, EMTN, 1.250%, 9/23/2032, (EUR)(a)	518,521

		2,912,757

	Hungary — 2.4%
700,000	Hungary Government International Bond, 1.750%, 6/05/2035, (EUR)(a)	946,015

	India — 1.7%
600,000	Indian Railway Finance Corp. Ltd., 3.835%, 12/13/2027(a)	661,592

	Indonesia — 2.7%
500,000	Perusahaan Penerbit SBSN Indonesia III, 3.750%, 3/01/2023(a)	532,670
500,000	Perusahaan Penerbit SBSN Indonesia III, MTN, 3.900%, 8/20/2024(a)	551,095

		1,083,765

	Italy — 6.5%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)(a)	524,835
600,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)(a)	778,802
500,000	Ferrovie dello Stato Italiane SpA, EMTN, 1.125%, 7/09/2026, (EUR)(a)	642,207
500,000	Intesa Sanpaolo SpA, EMTN, 0.750%, 12/04/2024, (EUR)(a)	626,028

		2,571,872

	Korea — 1.6%
400,000	Hyundai Capital Services, Inc., EMTN, 2.875%, 3/16/2021(a)	401,675
200,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023(a)	215,563

		617,238

	Lithuania — 3.0%
500,000	AB Ignitis Grupe, EMTN, 1.875%, 7/10/2028, (EUR)(a)	669,831
400,000	AB Ignitis Grupe, EMTN, 2.000%, 7/14/2027, (EUR)(a)	536,284

		1,206,115

	Luxembourg — 0.9%
300,000	Eurofins Scientific SE, (fixed rate to 8/11/2022, variable rate thereafter), 2.875%, (EUR)(b)	373,572

	Netherlands — 5.9%
600,000	de Volksbank NV, EMTN, (fixed rate to 10/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)(a)	772,711
500,000	Royal Schiphol Group NV, EMTN, 1.500%, 11/05/2030, (EUR)(a)	682,969
300,000	TenneT Holding BV, (fixed rate to 3/01/2024, variable rate thereafter), 2.995%, (EUR)(a)(b)	387,118
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)(a)	207,281
200,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)(a)	299,301

		2,349,380

	Portugal — 1.7%
500,000	EDP - Energias de Portugal S.A., (fixed rate to 1/30/2024, variable rate thereafter), 4.496%, 4/30/2079, (EUR)(a)	670,075

	Singapore — 1.0%
400,000	Vena Energy Capital Pte Ltd., EMTN, 3.133%, 2/26/2025(a)	404,914

	Spain — 8.0%
500,000	ACS Servicios Comunicaciones y Energia, S.L., 1.875%, 4/20/2026, (EUR)(a)	655,895
400,000	Banco Bilbao Vizcaya Argentaria S.A., 1.000%, 6/21/2026, (EUR)(a)	513,679
500,000	Bankinter S.A., 0.625%, 10/06/2027, (EUR)(a)	621,566
500,000	Iberdrola International BV, (fixed rate to 2/22/2023, variable rate thereafter), 1.875%, (EUR)(a)(b)	626,096
600,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(a)(b)	746,668

		3,163,904

	Supranationals — 1.7%
600,000	European Investment Bank, 2.375%, 5/24/2027(a)	662,543

	Sweden — 1.6%
500,000	SKF AB, EMTN, 0.875%, 11/15/2029, (EUR)(a)	647,316

	United Kingdom — 5.2%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)(a)	718,536

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2020

Mirova Global Green Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — continued
200,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)(a)	$264,317
600,000	Standard Chartered PLC, (fixed rate to 7/02/2026, variable rate thereafter), EMTN, 0.900%, 7/02/2027, (EUR)(a)	766,029
200,000	Transport for London, EMTN, 2.125%, 4/24/2025, (GBP)(a)	293,375

		2,042,257

	United States — 10.0%
500,000	Air Products & Chemicals, Inc., 2.050%, 5/15/2030(a)	533,374
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)(a)	789,987
400,000	Digital Euro Finco LLC, 2.500%, 1/16/2026, (EUR)(a)	543,986
300,000	DTE Electric Co., Series A, 4.050%, 5/15/2048(a)	394,300
100,000	Southern Power Co., 1.850%, 6/20/2026, (EUR)(a)	133,495
400,000	Southern Power Co., 4.150%, 12/01/2025(a)	458,809
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047(a)	268,174
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029(a)	823,969

		3,946,094

	Total Bonds and Notes (Identified Cost $31,051,174)	34,454,475

Short-Term Investments — 5.4%
2,129,169	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,129,169 on 1/04/2021 collateralized by $2,088,000 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $2,171,846 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,129,169)	2,129,169

	Total Investments — 92.5% (Identified Cost $33,180,343)	36,583,644
	Other assets less liabilities — 7.5%	2,952,153

	Net Assets — 100.0%	$39,535,797

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $1,613,995 or 4.1% of net assets.
EMTN	Euro Medium Term Note
MTN	Medium Term Note

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

At December 31, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Canada Government Bond	3/22/2021	6	$700,071	$702,805	$2,734
30 Year U.S. Treasury Bond	3/22/2021	3	521,953	519,562	(2,391)
Euro-Buxl® 30 Year Bond	3/08/2021	7	1,909,561	1,926,151	16,590

Total					$16,933

At December 31, 2020, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/22/2021	2	$275,781	$276,156	$(375)
British Pound	3/15/2021	12	1,000,575	1,024,425	(23,850)
Canadian Dollar	3/16/2021	11	845,383	861,740	(16,357)
Euro	3/15/2021	163	24,365,713	24,951,225	(585,512)

Total					$(626,094)

Industry Summary at December 31, 2020

Utility - Electric	19.8%
Financial	12.8
Government National	12.3
Industrial	11.7
Bank	9.3
Special Purpose	5.5
Government Regional	4.6
Telephone	4.0
Transportation - Rail	2.4
Government Agency	2.0
Supra - National	1.7
Trans - Non Rail	1.0
Short-Term Investments	5.4

Total Investments	92.5
Other assets less liabilities (including futures contracts)	7.5

Net Assets	100.0%

Currency Exposure Summary at December 31, 2020

Euro	62.1%
United States Dollar	25.6
British Pound	2.6
Canadian Dollar	2.2

Total Investments	92.5
Other assets less liabilities (including futures contracts)	7.5

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2020

Mirova Global Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 93.7% of Net Assets
	Belgium — 1.7%
208,515	KBC Group NV(a)	$14,592,121

	Denmark — 13.9%
73,146	Chr. Hansen Holding A/S(a)	7,557,566
43,821	Coloplast A/S, Series B	6,701,495
381,538	Novo Nordisk A/S, Class B	26,615,762
218,510	Orsted A/S, 144A	44,708,279
155,498	Vestas Wind Systems A/S	36,733,185

		122,316,287

	France — 4.4%
128,750	Danone S.A.	8,472,541
79,704	EssilorLuxottica S.A.	12,420,625
65,966	Orpea S.A.(a)	8,650,254
240,514	Valeo S.A.	9,486,894

		39,030,314

	Germany — 5.3%
43,338	Allianz SE, (Registered)	10,646,970
45,623	SAP SE	5,909,030
227,951	Symrise AG	30,304,566

		46,860,566

	Hong Kong — 2.2%
1,605,489	AIA Group Ltd.	19,564,679

	Japan — 4.1%
730,300	Sekisui House Ltd.	14,877,525
132,841	Takeda Pharmaceutical Co. Ltd.	4,807,430
384,300	Terumo Corp.	16,081,517

		35,766,472

	Netherlands — 3.6%
8,737	Adyen NV, 144A(a)	20,300,776
22,884	ASML Holding NV	11,079,905

		31,380,681

	Switzerland — 1.2%
16,292	Geberit AG, (Registered)	10,198,312

	Taiwan — 2.8%
226,036	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	24,646,966

	United Kingdom — 5.0%
4,188,626	Legal & General Group PLC	15,265,088
1,005,493	Prudential PLC	18,488,968
166,825	Unilever PLC	10,101,435

		43,855,491

	United States — 49.5%
40,768	Adobe, Inc.(a)	20,388,892
14,729	Alphabet, Inc., Class A(a)	25,814,635
77,845	American Water Works Co., Inc.	11,946,872
182,037	Aptiv PLC	23,717,601
106,118	Ball Corp.	9,888,075
28,328	Bright Horizons Family Solutions, Inc.(a)	4,900,461
123,286	Danaher Corp.	27,386,752
239,054	Eaton Corp. PLC	28,719,948
587,199	eBay, Inc.	29,506,750
154,628	Ecolab, Inc.	33,455,314
36,457	Estee Lauder Cos., Inc. (The), Class A	9,704,489
11,317	Intuitive Surgical, Inc.(a)	9,258,438
98,649	MasterCard, Inc., Class A	35,211,774
163,678	Microsoft Corp.	36,405,261
170,693	NextEra Energy, Inc.	13,168,965
98,028	Oracle Corp.	6,341,431
59,402	Roper Technologies, Inc.	25,607,608
	United States — continued
140,005	Signature Bank	18,941,276
67,900	Thermo Fisher Scientific, Inc.	31,626,462
115,002	Visa, Inc., Class A	25,154,387
60,080	Watts Water Technologies, Inc., Series A	7,311,736

		434,457,127

	Total Common Stocks (Identified Cost $683,740,104)	822,669,016

Principal Amount
Short-Term Investments — 4.9%
$43,085,058	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $43,085,058 on 1/04/2021 collateralized by $42,250,200 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $43,946,799 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $43,085,058)	43,085,058

	Total Investments — 98.6% (Identified Cost $726,825,162)	865,754,074
	Other assets less liabilities — 1.4%	12,016,577

	Net Assets — 100.0%	$877,770,651

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $65,009,055 or 7.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2020

IT Services	9.2%
Chemicals	8.0
Software	7.8
Electrical Equipment	7.5
Insurance	7.2
Health Care Equipment & Supplies	6.8
Electric Utilities	6.6
Semiconductors & Semiconductor Equipment	4.1
Banks	3.9
Auto Components	3.8
Life Sciences Tools & Services	3.6
Pharmaceuticals	3.6
Internet & Direct Marketing Retail	3.4
Interactive Media & Services	2.9
Industrial Conglomerates	2.9
Personal Products	2.3
Other Investments, less than 2% each	10.1
Short-Term Investments	4.9

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2020

Mirova Global Sustainable Equity Fund – (continued)

Currency Exposure Summary at December 31, 2020

United States Dollar	57.2%
Euro	16.2
Danish Krone	13.9
Japanese Yen	4.1
British Pound	3.8
Hong Kong Dollar	2.2
Swiss Franc	1.2

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2020

Mirova International Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 95.2% of Net Assets
	Australia — 2.1%
20,487	Brambles Ltd.	$168,040
56,365	Stockland	181,979

		350,019

	Belgium — 4.6%
8,385	KBC Group NV(a)	586,792
3,745	Umicore S.A.	180,004

		766,796

	Denmark — 16.1%
2,711	Chr. Hansen Holding A/S(a)	280,105
1,458	Coloplast A/S, Series B	222,970
7,713	Novo Nordisk A/S, Class B	538,052
3,967	Orsted A/S, 144A	811,669
3,487	Vestas Wind Systems A/S	823,732

		2,676,528

	France — 16.9%
1,361	Air Liquide S.A.	223,132
21,633	Credit Agricole S.A.(a)	273,483
4,851	Danone S.A.	319,226
1,289	Dassault Systemes SE	261,434
1,433	EssilorLuxottica S.A.	223,311
664	L’Oreal S.A.	253,350
2,759	Orpea S.A.(a)	361,793
11,471	Suez S.A.	227,347
7,542	Valeo S.A.	297,488
3,769	Worldline S.A., 144A(a)	366,151

		2,806,715

	Germany — 6.4%
1,440	Allianz SE, (Registered)	353,769
3,442	SAP SE	445,803
2,008	Symrise AG	266,950

		1,066,522

	Hong Kong — 4.3%
58,395	AIA Group Ltd.	711,608

	Ireland — 3.6%
4,802	Kingspan Group PLC(a)	336,269
5,717	Smurfit Kappa Group PLC	267,231

		603,500

	Japan — 11.2%
2,600	Kao Corp.	200,866
20,900	Kubota Corp.	456,615
13,600	Sekisui House Ltd.	277,057
700	Shimano, Inc.	163,855
7,038	Takeda Pharmaceutical Co. Ltd.	254,701
8,800	Terumo Corp.	368,247
2,700	West Japan Railway Co.	141,372

		1,862,713

	Netherlands — 7.0%
225	Adyen NV, 144A(a)	522,796
1,332	ASML Holding NV	644,924

		1,167,720

	Norway — 0.6%
5,236	Telenor ASA	88,880

	Switzerland — 2.4%
643	Geberit AG, (Registered)	402,499

	Taiwan — 4.9%
7,475	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	815,074

	United Kingdom — 15.1%
4,229	Croda International PLC	380,314
11,813	Halma PLC	395,621
4,255	Johnson Matthey PLC	140,971
19,647	Land Securities Group PLC	181,460
147,076	Legal & General Group PLC	536,006
21,596	Prudential PLC	397,106
1,286	Spirax-Sarco Engineering PLC	198,512
4,684	Unilever PLC	283,621

		2,513,611

	Total Common Stocks (Identified Cost $11,220,562)	15,832,185

Principal Amount
Short-Term Investments — 1.2%
$201,105	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $201,105 on 1/04/2021 collateralized by $197,300 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $205,223 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $201,105)	201,105

	Total Investments — 96.4% (Identified Cost $11,421,667)	16,033,290
	Other assets less liabilities — 3.6%	596,019

	Net Assets — 100.0%	$16,629,309

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $1,700,616 or 10.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
Industry Summary at December 31, 2020

Insurance	12.0%
Chemicals	8.8
Semiconductors & Semiconductor Equipment	8.8
IT Services	5.3
Banks	5.2
Electrical Equipment	5.0
Electric Utilities	4.9
Pharmaceuticals	4.7
Building Products	4.4
Personal Products	4.4
Software	4.3
Machinery	3.9
Health Care Equipment & Supplies	3.5
Electronic Equipment, Instruments & Components	2.4
Health Care Providers & Services	2.2
Other Investments, less than 2% each	15.4
Short-Term Investments	1.2

Total Investments	96.4
Other assets less liabilities	3.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2020

Mirova International Sustainable Equity Fund – (continued)

Currency Exposure Summary at December 31, 2020

Euro	40.2%
Danish Krone	16.1
British Pound	13.4
Japanese Yen	11.2
United States Dollar	6.1
Hong Kong Dollar	4.3
Swiss Franc	2.4
Australian Dollar	2.1
Norwegian Krone	0.6

Total Investments	96.4
Other assets less liabilities	3.6

Net Assets	100.0%

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2020

Mirova U.S. Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 97.3% of Net Assets
	Auto Components — 2.6%
1,003	Aptiv PLC	$130,681

	Banks — 1.6%
616	Signature Bank	83,339

	Chemicals — 4.3%
1,023	Ecolab, Inc.	221,336

	Commercial Services & Supplies — 3.0%
1,281	Waste Management, Inc.	151,068

	Communications Equipment — 0.9%
981	Cisco Systems, Inc.	43,900

	Containers & Packaging — 1.5%
844	Ball Corp.	78,644

	Diversified Consumer Services — 2.1%
610	Bright Horizons Family Solutions, Inc.(a)	105,524

	Diversified Telecommunication Services — 1.3%
1,102	Verizon Communications, Inc.	64,743

	Electric Utilities — 4.5%
3,000	NextEra Energy, Inc.	231,450

	Electrical Equipment — 4.1%
1,759	Eaton Corp. PLC	211,326

	Electronic Equipment, Instruments & Components — 1.3%
963	Trimble, Inc.(a)	64,300

	Health Care Equipment & Supplies — 8.4%
1,271	Danaher Corp.	282,340
179	Intuitive Surgical, Inc.(a)	146,440

		428,780

	Household Products — 1.5%
867	Colgate-Palmolive Co.	74,137

	Independent Power & Renewable Electricity Producers — 2.5%
1,426	Ormat Technologies, Inc.	128,739

	Industrial Conglomerates — 3.7%
434	Roper Technologies, Inc.	187,093

	Interactive Media & Services — 2.0%
59	Alphabet, Inc., Class A(a)	103,406

	Internet & Direct Marketing Retail — 3.8%
3,908	eBay, Inc.	196,377

	IT Services — 8.1%
216	Accenture PLC, Class A	56,421
677	MasterCard, Inc., Class A	241,648
538	Visa, Inc., Class A	117,677

		415,746

	Life Sciences Tools & Services — 5.5%
608	Thermo Fisher Scientific, Inc.	283,194

	Machinery — 4.5%
826	Watts Water Technologies, Inc., Series A	100,524
1,262	Xylem, Inc.	128,459

		228,983

	Personal Products — 2.7%
526	Estee Lauder Cos., Inc. (The), Class A	140,016

	Pharmaceuticals — 2.0%
614	Eli Lilly & Co.	103,668

	Semiconductors & Semiconductor Equipment — 8.5%
1,139	First Solar, Inc.(a)	112,670
281	NVIDIA Corp.	146,738
	Semiconductors & Semiconductor Equipment — continued
1,600	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	$174,464

		433,872

	Software — 13.1%
504	Adobe, Inc.(a)	252,061
1,533	Microsoft Corp.	340,970
1,151	Oracle Corp.	74,458

		667,489

	Water Utilities — 3.8%
1,252	American Water Works Co., Inc.	192,144

	Total Common Stocks (Identified Cost $4,863,312)	4,969,955

	Total Investments — 97.3% (Identified Cost $4,863,312)	4,969,955
	Other assets less liabilities — 2.7%	138,824

	Net Assets — 100.0%	$5,108,779

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2020

Software	13.1%
Semiconductors & Semiconductor Equipment	8.5
Health Care Equipment & Supplies	8.4
IT Services	8.1
Life Sciences Tools & Services	5.5
Electric Utilities	4.5
Machinery	4.5
Chemicals	4.3
Electrical Equipment	4.1
Internet & Direct Marketing Retail	3.8
Water Utilities	3.8
Industrial Conglomerates	3.7
Commercial Services & Supplies	3.0
Personal Products	2.7
Auto Components	2.6
Independent Power & Renewable Electricity Producers	2.5
Diversified Consumer Services	2.1
Pharmaceuticals	2.0
Interactive Media & Services	2.0
Other Investments, less than 2% each	8.1

Total Investments	97.3
Other assets less liabilities	2.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2020

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 96.9% of Net Assets
	Aerospace & Defense — 0.9%
14,400	General Dynamics Corp.	$2,143,008

	Auto Components — 2.0%
36,600	Aptiv PLC	4,768,614

	Automobiles — 2.5%
147,600	General Motors Co.	6,146,064

	Banks — 8.0%
254,300	Bank of America Corp.	7,707,833
130,900	Citigroup, Inc.	8,071,294
125,045	Wells Fargo & Co.	3,773,858

		19,552,985

	Beverages — 3.9%
28,200	Constellation Brands, Inc., Class A	6,177,210
104,404	Keurig Dr Pepper, Inc.	3,340,928

		9,518,138

	Biotechnology — 0.6%
3,040	Regeneron Pharmaceuticals, Inc.(a)	1,468,654

	Capital Markets — 12.0%
85,700	Bank of New York Mellon Corp. (The)	3,637,108
141,800	Charles Schwab Corp. (The)	7,521,072
19,865	Goldman Sachs Group, Inc. (The)	5,238,599
44,600	KKR & Co., Inc.	1,805,854
9,285	Moody’s Corp.	2,694,878
8,605	S&P Global, Inc.	2,828,722
77,800	State Street Corp.	5,662,284

		29,388,517

	Consumer Finance — 8.8%
253,300	Ally Financial, Inc.	9,032,678
36,044	American Express Co.	4,358,080
81,905	Capital One Financial Corp.	8,096,309

		21,487,067

	Electronic Equipment, Instruments & Components — 1.8%
35,900	TE Connectivity Ltd.	4,346,413

	Entertainment — 2.1%
9,585	Netflix, Inc.(a)	5,182,897

	Health Care Providers & Services — 5.5%
55,985	CVS Health Corp.	3,823,775
30,207	HCA Healthcare, Inc.	4,967,843
11,280	Humana, Inc.	4,627,846

		13,419,464

	Hotels, Restaurants & Leisure — 4.1%
46,145	Hilton Worldwide Holdings, Inc.	5,134,093
156,400	MGM Resorts International	4,928,164

		10,062,257

	Industrial Conglomerates — 2.0%
457,800	General Electric Co.	4,944,240

	Insurance — 3.8%
130,095	American International Group, Inc.	4,925,397
38,420	Reinsurance Group of America, Inc.	4,452,878

		9,378,275

	Interactive Media & Services — 7.0%
5,280	Alphabet, Inc., Class A(a)	9,253,940
28,695	Facebook, Inc., Class A(a)	7,838,326

		17,092,266

	Internet & Direct Marketing Retail — 5.1%
2,905	Booking Holdings, Inc.(a)	6,470,219
76,911	eBay, Inc.	3,864,778
	Internet & Direct Marketing Retail — continued
183,230	Qurate Retail, Inc., Class A	2,010,033

		12,345,030

	IT Services — 8.2%
20,620	Automatic Data Processing, Inc.	3,633,244
164,300	DXC Technology Co.	4,230,725
18,100	Fiserv, Inc.(a)	2,060,866
29,665	Gartner, Inc.(a)	4,752,036
5,545	MasterCard, Inc., Class A	1,979,232
15,805	Visa, Inc., Class A	3,457,028

		20,113,131

	Machinery — 5.1%
26,681	Caterpillar, Inc.	4,856,476
15,205	Cummins, Inc.	3,453,055
15,080	Parker-Hannifin Corp.	4,107,943

		12,417,474

	Media — 5.0%
7,660	Charter Communications, Inc., Class A(a)	5,067,473
138,100	Comcast Corp., Class A	7,236,440

		12,303,913

	Oil, Gas & Consumable Fuels — 5.1%
246,898	Apache Corp.	3,503,483
23,000	Concho Resources, Inc.	1,342,050
45,830	Diamondback Energy, Inc.	2,218,172
109,424	EOG Resources, Inc.	5,456,975

		12,520,680

	Real Estate Management & Development — 0.9%
35,700	CBRE Group, Inc., Class A(a)	2,239,104

	Software — 1.5%
15,398	Workday, Inc., Class A(a)	3,689,515

	Wireless Telecommunication Services — 1.0%
17,500	T-Mobile US, Inc.(a)	2,359,875

	Total Common Stocks (Identified Cost $180,154,080)	236,887,581

Principal Amount
Short-Term Investments — 3.1%
$7,690,879	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $7,690,879 on 1/04/2021 collateralized by $7,541,900 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $7,844,753 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,690,879)	7,690,879

	Total Investments — 100.0% (Identified Cost $187,844,959)	244,578,460
	Other assets less liabilities — 0.0%	23,483

	Net Assets — 100.0%	$244,601,943

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of December 31, 2020

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2020

Capital Markets	12.0%
Consumer Finance	8.8
IT Services	8.2
Banks	8.0
Interactive Media & Services	7.0
Health Care Providers & Services	5.5
Oil, Gas & Consumable Fuels	5.1
Machinery	5.1
Internet & Direct Marketing Retail	5.1
Media	5.0
Hotels, Restaurants & Leisure	4.1
Beverages	3.9
Insurance	3.8
Automobiles	2.5
Entertainment	2.1
Industrial Conglomerates	2.0
Auto Components	2.0
Other Investments, less than 2% each	6.7
Short-Term Investments	3.1

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

*	Less than 0.1%

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of December 31, 2020

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 97.7% of Net Assets
	Australia — 3.4%
4,726,650	AMP Ltd.	$5,680,120
498,900	Brambles Ltd.	4,092,123
631,058	Orica Ltd.	7,380,728

		17,152,971

	Belgium — 1.0%
72,500	Anheuser-Busch InBev S.A.	5,058,085

	Canada — 3.0%
1,343,767	Cenovus Energy, Inc.	8,181,471
109,900	Open Text Corp.	4,993,806
31,400	Restaurant Brands International, Inc.	1,918,854

		15,094,131

	China — 1.3%
10,000	Alibaba Group Holding Ltd., Sponsored ADR(a)	2,327,300
67,800	Alibaba Group Holding Ltd.(a)	1,971,929
59,500	Trip.com Group Ltd., ADR(a)	2,006,935

		6,306,164

	Finland — 1.0%
140,900	UPM-Kymmene OYJ	5,254,393

	France — 9.8%
308,405	Accor S.A.(a)	11,189,176
355,291	BNP Paribas S.A.(a)(b)	18,756,591
73,705	Bureau Veritas S.A.(a)	1,967,535
24,300	EssilorLuxottica S.A.	3,786,776
182,568	Publicis Groupe S.A.	9,073,874
117,412	Valeo S.A.	4,631,228

		49,405,180

	Germany — 20.5%
63,010	Allianz SE, (Registered)	15,479,846
313,530	Bayer AG, (Registered)	18,470,414
700	Bayer AG, (Registered)	41,220
185,200	Bayerische Motoren Werke AG	16,345,113
102,359	Continental AG	15,234,621
264,914	Daimler AG, (Registered)	18,776,917
90,500	Fresenius Medical Care AG & Co. KGaA	7,546,556
35,200	Henkel AG & Co. KGaA	3,391,891
813,800	thyssenkrupp AG(a)	8,064,012

		103,350,590

	India — 1.6%
960,775	Axis Bank Ltd.(a)	8,178,047

	Indonesia — 0.6%
6,322,400	Bank Mandiri Persero Tbk PT	2,852,976

	Ireland — 1.2%
50,763	Ryanair Holdings PLC, Sponsored ADR(a)	5,582,915
24,200	Ryanair Holdings PLC(a)	480,585

		6,063,500

	Italy — 4.1%
8,771,000	Intesa Sanpaolo SpA(a)	20,732,162

	Japan — 2.4%
208,800	Komatsu Ltd.	5,762,518
81,500	Toyota Motor Corp.	6,289,361

		12,051,879

	Korea — 1.6%
20,550	NAVER Corp.(a)	5,539,644
31,800	Samsung Electronics Co. Ltd.	2,374,680

		7,914,324

	Mexico — 1.0%
621,800	Grupo Televisa SAB, Sponsored ADR(a)	5,123,632

	Netherlands — 2.2%
136,244	EXOR NV	11,066,703

	South Africa — 2.5%
62,035	Naspers Ltd., N Shares	12,703,192

	Spain — 1.0%
68,130	Amadeus IT Group S.A.	5,029,169

	Sweden — 4.0%
358,555	Hennes & Mauritz AB, B Shares(a)	7,526,810
241,000	SKF AB, B Shares	6,270,641
273,000	Volvo AB, B Shares(a)	6,462,753

		20,260,204

	Switzerland — 14.2%
57,900	Cie Financiere Richemont S.A., (Registered)	5,230,800
1,590,634	Credit Suisse Group AG, (Registered)(b)	20,536,468
7,721,280	Glencore PLC(a)(b)	24,521,192
103,521	LafargeHolcim Ltd., (Registered)	5,682,036
66,300	Novartis AG, (Registered)	6,242,668
11,100	Roche Holding AG	3,866,113
19,555	Swatch Group AG (The)	5,315,892

		71,395,169

	United Kingdom — 21.3%
110,967	Ashtead Group PLC	5,226,656
49,481	Bunzl PLC	1,652,067
1,434,200	CNH Industrial NV(a)	18,028,483
260,700	Compass Group PLC	4,862,408
1,323,000	G4S PLC(a)	4,595,473
411,132	Liberty Global PLC, Class A(a)	9,957,617
44,094,900	Lloyds Banking Group PLC(a)	21,983,864
3,699,300	NatWest Group PLC(a)	8,456,541
564,100	Prudential PLC	10,372,650
3,169,300	Rolls-Royce Holdings PLC(a)	4,796,499
163,289	Schroders PLC	7,445,324
100	Schroders PLC, (Non Voting)	3,124
143,100	Smiths Group PLC	2,943,425
648,900	WPP PLC	7,031,473

		107,355,604

	Total Common Stocks (Identified Cost $459,600,389)	492,348,075

	Warrants — 0.0%
156,400	Cie Financiere Richemont S.A., Expiration on 11/22/2023(a) (Identified Cost $0)	40,632

Principal Amount
Short-Term Investments — 1.9%
$9,793,804	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $9,793,804 on 1/04/2021 collateralized by $8,525,300 U.S. Treasury Inflation Indexed Note, 0.125% due 1/15/2023 valued at $9,989,719 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $9,793,804)	9,793,804

	Total Investments — 99.6% (Identified Cost $469,394,193)	502,182,511
	Other assets less liabilities — 0.4%	1,976,843

	Net Assets — 100.0%	$504,159,354

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of December 31, 2020

Natixis Oakmark International Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
CHF	Swiss Franc

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	6/16/2021	CHF	$5,897,000	$6,683,576	$6,692,695	$(9,119)

Industry Summary at December 31, 2020

Banks	16.1%
Automobiles	8.2
Machinery	7.2
Metals & Mining	6.5
Pharmaceuticals	5.7
Capital Markets	5.6
Insurance	5.1
Media	4.2
Auto Components	3.9
Internet & Direct Marketing Retail	3.8
Hotels, Restaurants & Leisure	3.6
Diversified Financial Services	3.3
Textiles, Apparel & Luxury Goods	2.9
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	19.6
Short-Term Investments	1.9

Total Investments	99.6
Other assets less liabilities (including forward foreign currency contracts)	0.4

Net Assets	100.0%

Currency Exposure Summary at December 31, 2020

Euro	43.3%
British Pound	20.6
Swiss Franc	9.3
United States Dollar	7.3
Swedish Krona	4.0
Australian Dollar	3.4
Canadian Dollar	2.6
South African Rand	2.5
Japanese Yen	2.4
Other, less than 2% each	4.2

Total Investments	99.6
Other assets less liabilities (including forward foreign currency contracts)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of December 31, 2020

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 96.1% of Net Assets
	Aerospace & Defense — 2.2%
99,842	Boeing Co. (The)	$21,372,178

	Air Freight & Logistics — 1.5%
151,905	Expeditors International of Washington, Inc.	14,447,685

	Automobiles — 1.5%
340,600	General Motors Co.	14,182,584

	Banks — 5.3%
692,160	Bank of America Corp.	20,979,370
340,605	Citigroup, Inc.	21,001,704
290,900	Wells Fargo & Co.	8,779,362

		50,760,436

	Beverages — 3.9%
66,391	Constellation Brands, Inc., Class A	14,542,949
243,450	Monster Beverage Corp.(a)	22,514,256

		37,057,205

	Biotechnology — 1.9%
60,644	BioMarin Pharmaceutical, Inc.(a)	5,317,872
27,615	Regeneron Pharmaceuticals, Inc.(a)	13,341,083

		18,658,955

	Capital Markets — 7.2%
372,045	Charles Schwab Corp. (The)	19,733,267
21,187	FactSet Research Systems, Inc.	7,044,677
40,200	Moody’s Corp.	11,667,648
17,926	MSCI, Inc.	8,004,497
131,634	SEI Investments Co.	7,565,006
204,600	State Street Corp.	14,890,788

		68,905,883

	Communications Equipment — 0.7%
151,996	Cisco Systems, Inc.	6,801,821

	Consumer Finance — 3.3%
87,100	American Express Co.	10,531,261
213,285	Capital One Financial Corp.	21,083,222

		31,614,483

	Electronic Equipment, Instruments & Components — 1.1%
89,400	TE Connectivity Ltd.	10,823,658

	Energy Equipment & Services — 0.7%
293,394	Schlumberger NV	6,404,791

	Entertainment — 3.9%
31,815	Netflix, Inc.(a)	17,203,325
108,635	Walt Disney Co. (The)(a)	19,682,489

		36,885,814

	Health Care Equipment & Supplies — 0.6%
6,746	Intuitive Surgical, Inc.(a)	5,518,903

	Health Care Providers & Services — 3.4%
144,100	CVS Health Corp.	9,842,030
73,100	HCA Healthcare, Inc.	12,022,026
26,020	Humana, Inc.	10,675,225

		32,539,281

	Health Care Technology — 0.9%
110,817	Cerner Corp.	8,696,918

	Hotels, Restaurants & Leisure — 5.3%
105,400	Hilton Worldwide Holdings, Inc.	11,726,804
422,500	MGM Resorts International	13,312,975
122,932	Starbucks Corp.	13,151,265
128,947	Yum China Holdings, Inc.	7,361,584
46,462	Yum! Brands, Inc.	5,043,915

		50,596,543

	Household Products — 0.6%
63,885	Colgate-Palmolive Co.	5,462,806

	Industrial Conglomerates — 1.4%
1,236,750	General Electric Co.	13,356,900

	Insurance — 2.7%
403,355	American International Group, Inc.	15,271,020
92,600	Reinsurance Group of America, Inc.	10,732,340

		26,003,360

	Interactive Media & Services — 9.4%
19,253	Alphabet, Inc., Class A(a)	33,743,578
6,567	Alphabet, Inc., Class C(a)	11,504,596
163,917	Facebook, Inc., Class A(a)	44,775,568

		90,023,742

	Internet & Direct Marketing Retail — 8.3%
101,011	Alibaba Group Holding Ltd., Sponsored ADR(a)	23,508,290
11,109	Amazon.com, Inc.(a)	36,181,235
8,665	Booking Holdings, Inc.(a)	19,299,295

		78,988,820

	IT Services — 3.6%
19,373	Automatic Data Processing, Inc.	3,413,523
384,300	DXC Technology Co.	9,895,725
96,644	Visa, Inc., Class A	21,138,942

		34,448,190

	Life Sciences Tools & Services — 1.2%
32,203	Illumina, Inc.(a)	11,915,110

	Machinery — 3.1%
66,300	Caterpillar, Inc.	12,067,926
65,098	Deere & Co.	17,514,617

		29,582,543

	Media — 3.1%
18,555	Charter Communications, Inc., Class A(a)	12,275,060
326,080	Comcast Corp., Class A	17,086,592

		29,361,652

	Oil, Gas & Consumable Fuels — 2.3%
690,541	Apache Corp.	9,798,777
238,738	EOG Resources, Inc.	11,905,864

		21,704,641

	Pharmaceuticals — 3.3%
164,016	Novartis AG, Sponsored ADR	15,488,031
55,025	Novo Nordisk A/S, Sponsored ADR	3,843,496
281,938	Roche Holding AG, Sponsored ADR	12,360,162

		31,691,689

	Semiconductors & Semiconductor Equipment — 3.8%
46,405	NVIDIA Corp.	24,232,691
82,377	QUALCOMM, Inc.	12,549,312

		36,782,003

	Software — 9.0%
88,795	Autodesk, Inc.(a)	27,112,665
56,702	Microsoft Corp.	12,611,659
282,089	Oracle Corp.	18,248,337
61,671	salesforce.com, Inc.(a)	13,723,648
59,760	Workday, Inc., Class A(a)	14,319,094

		86,015,403

	Textiles, Apparel & Luxury Goods — 0.9%
481,830	Under Armour, Inc., Class A(a)	8,273,021

	Total Common Stocks (Identified Cost $606,907,349)	918,877,018

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of December 31, 2020

Natixis U.S. Equity Opportunities Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 3.7%
$35,645,829	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $35,645,829 on 1/04/2021 collateralized by $32,708,800 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $34,022,255; $2,258,300 U.S. Treasury Note, 1.500% due 2/28/2023 valued at $2,336,582 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $35,645,829)	$35,645,829

	Total Investments — 99.8% (Identified Cost $642,553,178)	954,522,847
	Other assets less liabilities — 0.2%	1,831,299

	Net Assets — 100.0%	$956,354,146

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2020

Interactive Media & Services	9.4%
Software	9.0
Internet & Direct Marketing Retail	8.3
Capital Markets	7.2
Banks	5.3
Hotels, Restaurants & Leisure	5.3
Beverages	3.9
Entertainment	3.9
Semiconductors & Semiconductor Equipment	3.8
IT Services	3.6
Health Care Providers & Services	3.4
Pharmaceuticals	3.3
Consumer Finance	3.3
Machinery	3.1
Media	3.1
Insurance	2.7
Oil, Gas & Consumable Fuels	2.3
Aerospace & Defense	2.2
Other Investments, less than 2% each	13.0
Short-Term Investments	3.7

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of December 31, 2020

Vaughan Nelson Mid Cap Fund

Shares	Description	Value (†)
Common Stocks — 99.3% of Net Assets
	Banks — 4.0%
111,350	Bank of N.T. Butterfield & Son Ltd. (The)	$3,469,666
82,975	PacWest Bancorp	2,107,565
164,225	TCF Financial Corp.	6,079,609

		11,656,840

	Beverages — 2.1%
27,205	Constellation Brands, Inc., Class A	5,959,255

	Building Products — 0.9%
21,275	Allegion PLC	2,475,985

	Capital Markets — 5.8%
57,825	Ares Management Corp., Class A	2,720,666
257,100	Brightsphere Investment Group, Inc.	4,956,888
22,350	Nasdaq, Inc.	2,966,739
65,350	Raymond James Financial, Inc.	6,252,035

		16,896,328

	Chemicals — 5.5%
165,725	Axalta Coating Systems Ltd.(a)	4,731,449
47,925	FMC Corp.	5,508,020
62,125	LyondellBasell Industries NV, Class A	5,694,377

		15,933,846

	Commercial Services & Supplies — 1.9%
86,850	IAA, Inc.(a)	5,643,513

	Communications Equipment — 2.8%
47,500	Motorola Solutions, Inc.	8,077,850

	Construction & Engineering — 2.9%
357,275	WillScot Mobile Mini Holdings Corp.(a)	8,278,062

	Consumer Finance — 0.7%
60,625	Synchrony Financial	2,104,294

	Containers & Packaging — 2.9%
17,625	Avery Dennison Corp.	2,733,814
56,975	Crown Holdings, Inc.(a)	5,708,895

		8,442,709

	Diversified Consumer Services — 3.2%
27,525	Grand Canyon Education, Inc.(a)	2,562,853
166,375	Laureate Education, Inc., Class A(a)	2,422,420
84,700	Terminix Global Holdings, Inc.(a)	4,320,547

		9,305,820

	Electric Utilities — 2.2%
45,575	Alliant Energy Corp.	2,348,480
70,300	Evergy, Inc.	3,902,353

		6,250,833

	Electrical Equipment — 6.8%
52,025	AMETEK, Inc.	6,291,903
40,200	Hubbell, Inc.	6,302,958
304,175	nVent Electric PLC	7,084,236

		19,679,097

	Electronic Equipment, Instruments & Components — 2.1%
13,125	CDW Corp.	1,729,744
33,975	Keysight Technologies, Inc.(a)	4,487,757

		6,217,501

	Food & Staples Retailing — 2.0%
118,875	Performance Food Group Co.(a)	5,659,639

	Health Care Equipment & Supplies — 2.0%
10,785	Cooper Cos., Inc. (The)	3,918,406
26,000	Hologic, Inc.(a)	1,893,580

		5,811,986

	Health Care Providers & Services — 0.7%
34,400	Centene Corp.(a)	2,065,032

	Hotels, Restaurants & Leisure — 1.2%
86,850	Aramark	3,341,988

	Independent Power & Renewable Electricity Producers — 2.5%
365,000	Vistra Corp.	7,175,900

	Insurance — 7.4%
32,900	Allstate Corp. (The)	3,616,697
21,500	Arthur J. Gallagher & Co.	2,659,765
144,250	Athene Holding Ltd., Class A(a)	6,222,945
86,850	First American Financial Corp.	4,484,065
39,350	Reinsurance Group of America, Inc.	4,560,665

		21,544,137

	IT Services — 4.8%
13,975	Booz Allen Hamilton Holding Corp.	1,218,341
24,165	CACI International, Inc., Class A(a)	6,025,059
17,745	Global Payments, Inc.	3,822,628
39,350	MAXIMUS, Inc.	2,880,026

		13,946,054

	Life Sciences Tools & Services — 5.6%
18,050	Agilent Technologies, Inc.	2,138,745
317,925	Avantor, Inc.(a)	8,949,589
28,437	IQVIA Holdings, Inc.(a)	5,095,057

		16,183,391

	Machinery — 10.5%
104,675	Crane Co.	8,129,060
70,950	Oshkosh Corp.	6,106,667
109,200	Otis Worldwide Corp.	7,376,460
114,800	Timken Co. (The)	8,880,928

		30,493,115

	Media — 3.0%
79,325	Nexstar Media Group, Inc., Class A	8,661,497

	Metals & Mining — 1.9%
399,625	Constellium SE(a)	5,590,754

	Multi-Utilities — 1.1%
25,150	Ameren Corp.	1,963,209
20,625	CMS Energy Corp.	1,258,331

		3,221,540

	Multiline Retail — 0.6%
8,825	Dollar General Corp.	1,855,898

	Oil, Gas & Consumable Fuels — 3.4%
47,925	Pioneer Natural Resources Co.	5,458,178
556,550	WPX Energy, Inc.(a)	4,535,883

		9,994,061

	REITs – Diversified — 0.7%
209,150	New Residential Investment Corp.	2,078,951

	REITs – Warehouse/Industrials — 1.2%
47,300	CyrusOne, Inc.	3,459,995

	Semiconductors & Semiconductor Equipment — 3.1%
18,475	Analog Devices, Inc.	2,729,312
16,975	CMC Materials, Inc.	2,568,317
37,400	Entegris, Inc.	3,594,140

		8,891,769

	Software — 1.7%
9,450	Check Point Software Technologies Ltd.(a)	1,256,000
5,020	RingCentral, Inc., Class A(a)	1,902,429
117,375	SolarWinds Corp.(a)	1,754,756

		4,913,185

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of December 31, 2020

Vaughan Nelson Mid Cap Fund – (continued)

Shares	Description	Value (†)
	Specialty Retail — 1.7%
180,150	Leslie’s, Inc.(a)	$4,999,162

	Thrifts & Mortgage Finance — 0.4%
29,875	Essent Group Ltd.	1,290,600

	Total Common Stocks (Identified Cost $237,205,306)	288,100,587

Principal Amount	Description	Value (†)
Short-Term Investments — 0.8%
$2,314,371	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,314,371 on 1/04/2021 collateralized by $2,361,000 U.S. Treasury Note, 0.125% due 8/15/2023 valued at $2,360,723 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,314,371)	2,314,371

	Total Investments — 100.1% (Identified Cost $239,519,677)	290,414,958
	Other assets less liabilities — (0.1)%	(359,636)

	Net Assets — 100.0%	$290,055,322

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2020

Machinery	10.5%
Insurance	7.4
Electrical Equipment	6.8
Capital Markets	5.8
Life Sciences Tools & Services	5.6
Chemicals	5.5
IT Services	4.8
Banks	4.0
Oil, Gas & Consumable Fuels	3.4
Diversified Consumer Services	3.2
Semiconductors & Semiconductor Equipment	3.1
Media	3.0
Containers & Packaging	2.9
Construction & Engineering	2.9
Communications Equipment	2.8
Independent Power & Renewable Electricity Producers	2.5
Electric Utilities	2.2
Electronic Equipment, Instruments & Components	2.1
Beverages	2.1
Health Care Equipment & Supplies	2.0
Food & Staples Retailing	2.0
Other Investments, less than 2% each	14.7
Short-Term Investments	0.8

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of December 31, 2020

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 98.1% of Net Assets
	Biotechnology — 3.0%
63,275	Coherus BioSciences, Inc.(a)	$1,099,719
25,438	Emergent BioSolutions, Inc.(a)	2,279,245

		3,378,964

	Building Products — 3.9%
80,275	Builders FirstSource, Inc.(a)	3,276,022
11,975	Simpson Manufacturing Co., Inc.	1,119,064

		4,395,086

	Capital Markets — 4.8%
41,000	LPL Financial Holdings, Inc.	4,273,020
23,725	Moelis & Co., Class A	1,109,381

		5,382,401

	Chemicals — 6.1%
119,300	Axalta Coating Systems Ltd.(a)	3,406,015
190,175	Element Solutions, Inc.	3,371,803

		6,777,818

	Commercial Services & Supplies — 4.8%
32,000	Brady Corp., Class A	1,690,240
25,250	Ritchie Bros. Auctioneers, Inc.	1,756,138
9,050	UniFirst Corp.	1,915,794

		5,362,172

	Electronic Equipment, Instruments & Components — 5.7%
30,505	Fabrinet(a)	2,366,883
53,350	Insight Enterprises, Inc.(a)	4,059,401

		6,426,284

	Energy Equipment & Services — 1.0%
74,425	ChampionX Corp.(a)	1,138,703

	Food & Staples Retailing — 1.7%
39,950	Performance Food Group Co.(a)	1,902,020

	Health Care Providers & Services — 0.9%
15,575	AMN Healthcare Services, Inc.(a)	1,062,994

	Hotels, Restaurants & Leisure — 5.0%
22,750	Caesars Entertainment, Inc.(a)	1,689,642
136,650	International Game Technology PLC	2,314,851
37,150	Scientific Games Corp., Class A(a)	1,541,354

		5,545,847

	Insurance — 5.8%
62,275	First American Financial Corp.	3,215,258
167,425	Old Republic International Corp.	3,299,947

		6,515,205

	IT Services — 4.5%
8,205	CACI International, Inc., Class A(a)	2,045,753
56,075	DXC Technology Co.	1,443,931
95,250	Switch, Inc., Class A	1,559,242

		5,048,926

	Life Sciences Tools & Services — 2.8%
24,750	PRA Health Sciences, Inc.(a)	3,104,640

	Machinery — 9.3%
11,875	Alamo Group, Inc.	1,638,156
73,975	Federal Signal Corp.	2,453,751
28,050	SPX Corp.(a)	1,529,847
93,500	Trinity Industries, Inc.	2,467,465
172,650	Welbilt, Inc.(a)	2,278,980

		10,368,199

	Media — 3.7%
60,725	Sinclair Broadcast Group, Inc., Class A	1,934,091
	Media — continued
158,750	TEGNA, Inc.	2,214,563

		4,148,654

	Metals & Mining — 1.6%
27,350	Materion Corp.	1,742,742

	Oil, Gas & Consumable Fuels — 1.7%
134,450	Parsley Energy, Inc., Class A	1,909,190

	Professional Services — 3.1%
25,475	ASGN, Inc.(a)	2,127,927
12,525	FTI Consulting, Inc.(a)	1,399,293

		3,527,220

	Real Estate Management & Development — 2.5%
109,600	Cushman & Wakefield PLC(a)	1,625,368
32,850	Marcus & Millichap, Inc.(a)	1,223,005

		2,848,373

	REITs – Hotels — 2.1%
206,150	Sunstone Hotel Investors, Inc.	2,335,680

	Road & Rail — 2.3%
13,975	Saia, Inc.(a)	2,526,680

	Semiconductors & Semiconductor Equipment — 10.8%
21,450	CMC Materials, Inc.	3,245,385
18,125	MKS Instruments, Inc.	2,726,906
16,525	Nova Measuring Instruments Ltd.(a)	1,166,665
47,875	Onto Innovation, Inc.(a)	2,276,456
101,350	Tower Semiconductor Ltd.(a)	2,616,857

		12,032,269

	Specialty Retail — 1.2%
10,250	Group 1 Automotive, Inc.	1,344,185

	Textiles, Apparel & Luxury Goods — 1.7%
44,425	Capri Holdings Ltd.(a)	1,865,850

	Thrifts & Mortgage Finance — 1.3%
116,525	MGIC Investment Corp.	1,462,389

	Trading Companies & Distributors — 6.8%
26,625	GATX Corp.	2,214,667
46,125	Rush Enterprises, Inc., Class A	1,910,498
183,975	Univar Solutions, Inc.(a)	3,497,365

		7,622,530

	Total Common Stocks (Identified Cost $86,031,867)	109,775,021

Principal Amount
Short-Term Investments — 2.2%
$2,403,822	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,403,822 on 1/04/2021 collateralized by $2,452,200 U.S.Treasury Note, 0.125% due 8/15/2023 valued at $2,451,912 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,403,822)	2,403,822

	Total Investments — 100.3% (Identified Cost $88,435,689)	112,178,843
	Other assets less liabilities — (0.3)%	(285,678)

	Net Assets — 100.0%	$111,893,165

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of December 31, 2020

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at December 31, 2020

Semiconductors & Semiconductor Equipment	10.8%
Machinery	9.3
Trading Companies & Distributors	6.8
Chemicals	6.1
Insurance	5.8
Electronic Equipment, Instruments & Components	5.7
Hotels, Restaurants & Leisure	5.0
Capital Markets	4.8
Commercial Services & Supplies	4.8
IT Services	4.5
Building Products	3.9
Media	3.7
Professional Services	3.1
Biotechnology	3.0
Life Sciences Tools & Services	2.8
Real Estate Management & Development	2.5
Road & Rail	2.3
REITs – Hotels	2.1
Other Investments, less than 2% each	11.1
Short-Term Investments	2.2

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  74

Statements of Assets and Liabilities

December 31, 2020

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund
ASSETS
Investments at cost	$3,410,077,422	$30,669,721	$33,180,343	$726,825,162
Net unrealized appreciation	3,981,467,274	31,604,939	3,403,301	138,928,912

Investments at value	7,391,544,696	62,274,660	36,583,644	865,754,074
Cash	—	—	4,100	—
Due from brokers (including variation margin on futures contracts) (Note 2)	—	—	1,726,471	—
Foreign currency at value (identified cost $0, $0, $1,110,809 and $13,244,928, respectively)	—	—	1,120,479	13,248,783
Receivable for Fund shares sold	13,088,126	22,982	498,789	8,589,355
Receivable for securities sold	20,016,408	168,165	—	—
Dividends and interest receivable	5,416,352	44,778	283,942	172,189
Tax reclaims receivable	—	—	4,627	196,532
Unrealized appreciation on futures contracts (Note 2)	—	—	19,324	—
Prepaid expenses (Note 9)	476	4	2	12

TOTAL ASSETS	7,430,066,058	62,510,589	40,241,378	887,960,945

LIABILITIES
Options written, at value (premiums received $184,084,693, $1,558,471, $0 and $0, respectively) (Note 2)	239,223,060	2,025,420	—	—
Payable for securities purchased	51,529,028	372,141	—	9,276,398
Payable for Fund shares redeemed	9,134,781	56,055	400	243,805
Unrealized depreciation on futures contracts (Note 2)	—	—	628,485	—
Management fees payable (Note 6)	3,443,689	19,036	5,710	538,730
Deferred Trustees’ fees (Note 6)	1,116,489	49,646	15,636	27,129
Administrative fees payable (Note 6)	258,085	2,147	1,392	27,870
Payable to distributor (Note 6d)	48,473	224	227	10,902
Audit and tax services fees payable	46,479	45,027	37,419	37,244
Other accounts payable and accrued expenses	302,691	37,347	16,312	28,216

TOTAL LIABILITIES	305,102,775	2,607,043	705,581	10,190,294

NET ASSETS	$7,124,963,283	$59,903,546	$39,535,797	$877,770,651

NET ASSETS CONSIST OF:
Paid-in capital	$4,359,137,546	$38,616,237	$37,154,146	$726,110,558
Accumulated earnings	2,765,825,737	21,287,309	2,381,651	151,660,093

NET ASSETS	$7,124,963,283	$59,903,546	$39,535,797	$877,770,651

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$987,701,660	$1,456,130	$5,673,564	$33,624,853

Shares of beneficial interest	26,872,195	103,784	526,963	1,717,849

Net asset value and redemption price per share	$36.76	$14.03	$10.77	$19.57

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$39.00	$14.89	$11.25	$20.76

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$142,622,605	$740,570	$—	$11,196,093

Shares of beneficial interest	3,896,544	53,032	—	590,914

Net asset value and offering price per share	$36.60	$13.96	$—	$18.95

Class N shares:
Net assets	$369,828,593	$727,931	$11,781,066	$72,768,324

Shares of beneficial interest	10,067,407	51,952	1,091,109	3,691,816

Net asset value, offering and redemption price per share	$36.74	$14.01	$10.80	$19.71

Class Y shares:
Net assets	$5,624,810,425	$56,978,915	$22,081,167	$760,181,381

Shares of beneficial interest	153,139,528	4,063,899	2,047,318	38,566,656

Net asset value, offering and redemption price per share	$36.73	$14.02	$10.79	$19.71

See accompanying notes to financial statements.

75  |

Statements of Assets and Liabilities (continued)

December 31, 2020

	Mirova International Sustainable Equity Fund	Mirova U.S. Sustainable Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$11,421,667	$4,863,312	$187,844,959	$469,394,193
Net unrealized appreciation	4,611,623	106,643	56,733,501	32,788,318

Investments at value	16,033,290	4,969,955	244,578,460	502,182,511
Cash	—	139,688	—	—
Foreign currency at value (identified cost $597,223, $0, $0 and $203, respectively)	612,144	—	—	205
Receivable for Fund shares sold	—	—	1,425,041	510,941
Receivable from investment adviser (Note 6)	5,745	33,247	—	—
Receivable for securities sold	—	—	175,236	1,042,374
Dividends receivable	15,685	787	72,098	104,845
Tax reclaims receivable	28,090	—	68,912	2,594,226
Prepaid expenses (Note 9)	1	—	15	32

TOTAL ASSETS	16,694,955	5,143,677	246,319,762	506,435,134

LIABILITIES
Payable for securities purchased	—	—	—	296,222
Payable for Fund shares redeemed	70	—	828,285	1,055,932
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	—	9,119
Foreign taxes payable (Note 2)	—	—	—	343,817
Management fees payable (Note 6)	—	—	141,887	281,631
Deferred Trustees’ fees (Note 6)	7,651	45	653,263	121,833
Administrative fees payable (Note 6)	586	95	8,823	18,823
Payable to distributor (Note 6d)	3	—	1,183	12,190
Audit and tax services fees payable	37,229	33,774	36,647	56,434
Other accounts payable and accrued expenses	20,107	984	47,731	79,779

TOTAL LIABILITIES	65,646	34,898	1,717,819	2,275,780

NET ASSETS	$16,629,309	$5,108,779	$244,601,943	$504,159,354

NET ASSETS CONSIST OF:
Paid-in capital	$11,771,336	$5,002,136	$194,324,598	$620,321,097
Accumulated earnings (loss)	4,857,973	106,643	50,277,345	(116,161,743)

NET ASSETS	$16,629,309	$5,108,779	$244,601,943	$504,159,354

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$75,880	$1,021	$170,702,342	$131,629,650

Shares of beneficial interest	5,438	100	7,359,397	9,302,602

Net asset value and redemption price per share	$13.95	$10.21	$23.20	$14.15

Offering price per share (100/94.25 of net asset value) (Note 1)	$14.80	$10.83	$24.62	$15.01

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$1,021	$35,940,294	$96,771,791

Shares of beneficial interest	—	100	1,875,249	6,984,910

Net asset value and offering price per share	$—	$10.21	$19.17	$13.85

Class N shares:
Net assets	$16,478,271	$5,105,716	$364,214	$290,055

Shares of beneficial interest	1,177,575	500,000	14,735	20,582

Net asset value, offering and redemption price per share	$13.99	$10.21	$24.72	$14.09

Class Y shares:
Net assets	$75,158	$1,021	$37,595,093	$275,467,858

Shares of beneficial interest	5,375	100	1,523,265	19,565,450

Net asset value, offering and redemption price per share	$13.98	$10.21	$24.68	$14.08

See accompanying notes to financial statements.

|  76

Statements of Assets and Liabilities (continued)

December 31, 2020

	Natixis U.S. Equity Opportunities Fund	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
ASSETS
Investments at cost	$642,553,178	$239,519,677	$88,435,689
Net unrealized appreciation	311,969,669	50,895,281	23,743,154

Investments at value	954,522,847	290,414,958	112,178,843
Cash	114	—	—
Receivable for Fund shares sold	108,474	94,499	59,436
Receivable for securities sold	2,661,017	—	—
Dividends receivable	315,860	174,213	22,939
Tax reclaims receivable	474,222	—	—
Prepaid expenses (Note 9)	55	19	6

TOTAL ASSETS	958,082,589	290,683,689	112,261,224

LIABILITIES
Payable for Fund shares redeemed	439,429	180,472	15,741
Management fees payable (Note 6)	605,623	171,606	55,170
Deferred Trustees’ fees (Note 6)	519,467	188,240	227,199
Administrative fees payable (Note 6)	33,572	10,339	3,989
Payable to distributor (Note 6d)	4,523	2,675	631
Audit and tax services fees payable	38,197	37,185	36,658
Other accounts payable and accrued expenses	87,632	37,850	28,671

TOTAL LIABILITIES	1,728,443	628,367	368,059

NET ASSETS	$956,354,146	$290,055,322	$111,893,165

NET ASSETS CONSIST OF:
Paid-in capital	$611,405,332	$240,791,073	$93,511,847
Accumulated earnings	344,948,814	49,264,249	18,381,318

NET ASSETS	$956,354,146	$290,055,322	$111,893,165

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$649,753,707	$30,567,274	$61,571,494

Shares of beneficial interest	16,645,405	1,402,808	3,688,523

Net asset value and redemption price per share	$39.04	$21.79	$16.69

Offering price per share (100/94.25 of net asset value) (Note 1)	$41.42	$23.12	$17.71

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$63,126,230	$14,022,744	$983,253

Shares of beneficial interest	2,883,714	695,747	117,832

Net asset value and offering price per share	$21.89	$20.15	$8.34

Class N shares:
Net assets	$172,237	$17,964,791	$23,220

Shares of beneficial interest	3,600	814,099	1,326

Net asset value, offering and redemption price per share	$47.84	$22.07	$17.52	*

Class Y shares:
Net assets	$243,301,972	$227,500,513	$49,315,198

Shares of beneficial interest	5,095,976	10,293,592	2,816,252

Net asset value, offering and redemption price per share	$47.74	$22.10	$17.51

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

77  |

Statements of Operations

For the Year Ended December 31, 2020

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund
INVESTMENT INCOME
Dividends	$129,837,610	$1,045,529	$—	$3,611,778
Interest	319,689	2,792	597,312	13,242
Less net foreign taxes withheld	(69,851)	(2,801)	—	(250,039)

	130,087,448	1,045,520	597,312	3,374,981

Expenses
Management fees (Note 6)	45,426,590	366,204	199,574	2,655,276
Service and distribution fees (Note 6)	4,129,419	12,145	9,170	123,018
Administrative fees (Note 6)	3,152,031	24,814	15,988	145,476
Trustees’ fees and expenses (Note 6)	415,321	24,110	18,993	31,426
Transfer agent fees and expenses (Notes 6 and 8)	4,573,314	30,449	22,026	179,490
Audit and tax services fees	52,196	50,699	42,723	42,338
Custodian fees and expenses (Note 7)	262,382	65,113	12,467	46,177
Interest expense (Note 11)	—	243	7,309	14,256
Legal fees (Note 9)	176,409	1,666	1,239	7,020
Registration fees	130,752	65,650	50,332	81,560
Shareholder reporting expenses	225,360	4,996	9,396	21,989
Miscellaneous expenses (Notes 7 and 9)	213,157	28,450	26,503	34,854

Total expenses	58,756,931	674,539	415,720	3,382,880
Less waiver and/or expense reimbursement (Notes 6 and 7)	(4,823,475)	(127,227)	(154,739)	(107,456)

Net expenses	53,933,456	547,312	260,981	3,275,424

Net investment income	76,153,992	498,208	336,331	99,557

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	774,364,455	2,251,759	1,483,621	14,289,267
Futures contracts	—	—	(1,057,769)	—
Options written	(727,504,128)	(5,568,743)	—	—
Foreign currency transactions (Note 2c)	364	19	53,414	198,677
Net change in unrealized appreciation (depreciation) on:
Investments	259,536,264	5,742,221	2,110,493	109,253,716
Futures contracts	—	—	(213,438)	—
Options written	17,165,193	111,673	—	—
Foreign currency translations (Note 2c)	(59)	3	38,341	15,857

Net realized and unrealized gain on investments, futures contracts, options written and foreign currency transactions	323,562,089	2,536,932	2,414,662	123,757,517

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$399,716,081	$3,035,140	$2,750,993	$123,857,074

See accompanying notes to financial statements.

|  78

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Mirova International Sustainable Equity Fund	Mirova U.S. Sustainable Equity Fund(a)	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$283,081	$937	$3,893,021 (b)	$7,357,991
Non-cash dividends (Note 2b)	—	—	—	368,713
Interest	778	—	17,838	18,574
Less net foreign taxes withheld	(30,406)	(149)	(1,216)	(930,539)

	253,453	788	3,909,643	6,814,739

Expenses
Management fees (Note 6)	133,936	1,431	1,564,875	3,896,753
Service and distribution fees (Note 6)	54	1	754,175	1,385,832
Administrative fees (Note 6)	7,372	95	99,193	220,057
Trustees’ fees and expenses (Note 6)	17,306	180	104,888	48,953
Transfer agent fees and expenses (Notes 6 and 8)	3,311	12	214,934	944,753
Audit and tax services fees	42,321	33,774	41,110	61,458
Custodian fees and expenses (Note 7)	20,733	178	9,806	173,309
Interest expense (Note 11)	5,788	—	334	3,016
Legal fees (Note 9)	702	10	5,810	12,313
Registration fees	46,654	100	54,840	100,649
Shareholder reporting expenses	4,809	219	24,629	49,479
Miscellaneous expenses (Notes 7 and 9)	25,924	1,591	32,163	46,057

Total expenses	308,910	37,591	2,906,757	6,942,629
Less waiver and/or expense reimbursement (Notes 6 and 7)	(152,365)	(35,939)	(1,020)	(373,638)

Net expenses	156,545	1,652	2,905,737	6,568,991

Net investment income (loss)	96,908	(864)	1,003,906	245,748

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,551,490	—	14,582,175	(97,339,953)
Payments by affiliates (Note 6)	66,060	—	—	—
Forward foreign currency contracts (Note 2d)	—	—	—	(378,942)
Foreign currency transactions (Note 2c)	43,535	—	—	(50,110)
Net change in unrealized appreciation (depreciation) on:
Investments	1,720,232	106,643	5,121,754	79,503,626
Forward foreign currency contracts (Note 2d)	—	—	—	61,140
Foreign currency translations (Note 2c)	12,113	—	—	217,930

Net realized and unrealized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	3,393,430	106,643	19,703,929	(17,986,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,490,338	$105,779	$20,707,835	$(17,740,561)

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Includes non-recurring dividends of $573,645.

See accompanying notes to financial statements.

79  |

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Natixis U.S. Equity Opportunities Fund	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
INVESTMENT INCOME
Dividends	$9,082,023	$4,315,081	$1,241,208
Interest	30,834	4,793	5,341
Less net foreign taxes withheld	(133,133)	—	(1,285)

	8,979,724	4,319,874	1,245,264

Expenses
Management fees (Note 6)	6,544,600	2,229,300	840,431
Service and distribution fees (Note 6)	2,083,978	223,434	144,395
Administrative fees (Note 6)	383,038	123,422	41,239
Trustees’ fees and expenses (Note 6)	113,843	49,368	48,032
Transfer agent fees and expenses (Notes 6 and 8)	668,296	288,903	107,514
Audit and tax services fees	43,095	41,999	41,109
Custodian fees and expenses (Note 7)	47,132	15,557	11,746
Interest expense (Note 11)	453	2,419	187
Legal fees (Note 9)	21,937	6,573	2,418
Registration fees	70,370	67,356	57,127
Shareholder reporting expenses	50,938	20,402	13,475
Miscellaneous expenses (Notes 7 and 9)	46,149	32,872	28,773

Total expenses	10,073,829	3,101,605	1,336,446
Less waiver and/or expense reimbursement (Notes 6 and 7)	(1,022)	(237,006)	(193,163)

Net expenses	10,072,807	2,864,599	1,143,283

Net investment income (loss)	(1,093,083)	1,455,275	101,981

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	130,277,857	27,799,575	(3,132,416)
Net change in unrealized appreciation (depreciation) on:
Investments	34,019,289	(16,338,813)	10,854,499

Net realized and unrealized gain on investments	164,297,146	11,460,762	7,722,083

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,204,063	$12,916,037	$7,824,064

See accompanying notes to financial statements.

|  80

Statements of Changes in Net Assets

	Gateway Fund		Gateway Equity Call Premium Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$76,153,992	$105,912,778	$498,208	$633,336
Net realized gain (loss) on investments, options written and foreign currency transactions	46,860,691	(1,125,482,443)	(3,316,965)	(4,575,650)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	276,701,398	1,872,931,084	5,853,897	13,729,955

Net increase in net assets resulting from operations	399,716,081	853,361,419	3,035,140	9,787,641

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,569,381)	(12,705,939)	(11,504)	(19,337)
Class C	(262,085)	(840,122)	(567)	(1,035)
Class N	(4,232,561)	(3,571,259)	(5,747)	(2,711)
Class Y	(63,649,192)	(88,571,859)	(479,450)	(629,887)

Total distributions	(76,713,219)	(105,689,179)	(497,268)	(652,970)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(1,355,251,327)	(728,793,632)	(7,048,972)	(15,070,318)

Net increase (decrease) in net assets	(1,032,248,465)	18,878,608	(4,511,100)	(5,935,647)
NET ASSETS
Beginning of the year	8,157,211,748	8,138,333,140	64,414,646	70,350,293

End of the year	$7,124,963,283	$8,157,211,748	$59,903,546	$64,414,646

See accompanying notes to financial statements.

81  |

Statements of Changes in Net Assets (continued)

	Mirova Global Green Bond Fund		Mirova Global Sustainable Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$336,331	$371,311	$99,557	$471,120
Net realized gain on investments, futures contracts and foreign currency transactions	479,266	1,000,007	14,487,944	1,868,979
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	1,935,396	1,256,056	109,269,573	27,311,333

Net increase in net assets resulting from operations	2,750,993	2,627,374	123,857,074	29,651,432

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(169,497)	(48,042)	(119,993)	(181,226)
Class C	—	—	(49,885)	(68,161)
Class N	(504,197)	(686,274)	(227,737)	(139,240)
Class Y	(699,849)	(140,394)	(2,280,679)	(1,933,861)

Total distributions	(1,373,543)	(874,710)	(2,678,294)	(2,322,488)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	1,227,038	6,110,172	609,269,464	38,380,676

Net increase in net assets	2,604,488	7,862,836	730,448,244	65,709,620
NET ASSETS
Beginning of the year	36,931,309	29,068,473	147,322,407	81,612,787

End of the year	$39,535,797	$36,931,309	$877,770,651	$147,322,407

See accompanying notes to financial statements.

|  82

Statements of Changes in Net Assets (continued)

	Mirova International Sustainable Equity Fund		Mirova U.S. Sustainable Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Period Ended December 31, 2020(a)
FROM OPERATIONS:
Net investment income (loss)	$96,908	$184,654	$(864)
Net realized gain on investments and foreign currency transactions	1,661,085	41,973	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,732,345	2,861,207	106,643

Net increase in net assets resulting from operations	3,490,338	3,087,834	105,779

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,930)	(12)	—
Class N	(1,544,820)	(205,624)	—
Class Y	(6,899)	(86)	—

Total distributions	(1,558,649)	(205,722)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(2,508,593)	4,287,311	5,003,000

Net increase (decrease) in net assets	(576,904)	7,169,423	5,108,779
NET ASSETS
Beginning of the year	17,206,213	10,036,790	—

End of the year	$16,629,309	$17,206,213	$5,108,779

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.

See accompanying notes to financial statements.

83  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund		Natixis Oakmark International Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$1,003,906	$2,288,224	$245,748	$17,206,258
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	14,582,175	14,578,257	(97,769,005)	(15,858,364)
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	5,121,754	50,910,323	79,782,696	136,447,696

Net increase (decrease) in net assets resulting from operations	20,707,835	67,776,804	(17,740,561)	137,795,590

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,572,150)	(16,820,039)	(310,049)	(5,093,122)
Class C	(3,470,297)	(5,798,979)	—	(4,034,677)
Class N	(30,687)	(37,043)	(1,852)	(27,558)
Class Y	(3,143,507)	(5,261,958)	(1,281,600)	(8,066,849)

Total distributions	(21,216,641)	(27,918,019)	(1,593,501)	(17,222,206)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(38,326,966)	(28,613,857)	(74,342,754)	(208,787,046)

Net increase (decrease) in net assets	(38,835,772)	11,244,928	(93,676,816)	(88,213,662)
NET ASSETS
Beginning of the year	283,437,715	272,192,787	597,836,170	686,049,832

End of the year	$244,601,943	$283,437,715	$504,159,354	$597,836,170

See accompanying notes to financial statements.

|  84

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund		Vaughan Nelson Mid Cap Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(1,093,083)	$4,347,188	$1,455,275	$1,697,453
Net realized gain on investments	130,277,857	90,186,547	27,799,575	26,643,511
Net change in unrealized appreciation (depreciation) on investments	34,019,289	167,414,696	(16,338,813)	96,669,546

Net increase in net assets resulting from operations	163,204,063	261,948,431	12,916,037	125,010,510

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(78,012,779)	(63,482,836)	(3,468,834)	(293,257)
Class C	(13,186,942)	(12,360,421)	(1,857,110)	(183,363)
Class N	(21,295)	(44,503)	(2,038,286)	(212,174)
Class Y	(24,792,696)	(26,597,489)	(26,620,537)	(3,167,841)

Total distributions	(116,013,712)	(102,485,249)	(33,984,767)	(3,856,635)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(70,200,600)	(78,802,617)	(61,208,438)	(340,544,321)

Net increase (decrease) in net assets	(23,010,249)	80,660,565	(82,277,168)	(219,390,446)
NET ASSETS
Beginning of the year	979,364,395	898,703,830	372,332,490	591,722,936

End of the year	$956,354,146	$979,364,395	$290,055,322	$372,332,490

See accompanying notes to financial statements.

85  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$101,981	$258,053
Net realized gain (loss) on investments	(3,132,416)	3,647,835
Net change in unrealized appreciation (depreciation) on investments	10,854,499	24,895,047

Net increase in net assets resulting from operations	7,824,064	28,800,935

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(376,748)	(475,801)
Class C	(14,118)	(18,939)
Class N	(179)	(194)
Class Y	(344,758)	(411,969)

Total distributions	(735,803)	(906,903)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(8,673,052)	(42,810,460)

Net decrease in net assets	(1,584,791)	(14,916,428)
NET ASSETS
Beginning of the year	113,477,956	128,394,384

End of the year	$111,893,165	$113,477,956

See accompanying notes to financial statements.

|  86

Financial Highlights

For a share outstanding throughout each period.

	Gateway Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$34.69	$31.65	$33.47	$30.84	$29.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	0.37	0.34	0.39	0.41
Net realized and unrealized gain (loss)	2.08	3.05	(1.80)	2.58	1.13

Total from Investment Operations	2.38	3.42	(1.46)	2.97	1.54

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.38)	(0.36)	(0.34)	(0.42)

Net asset value, end of the period	$36.76	$34.69	$31.65	$33.47	$30.84

Total return(b)(c)	6.92%	10.84%	(4.39)%	9.66%	5.23%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$987,702	$1,125,464	$1,177,641	$1,669,272	$1,755,576
Net expenses(d)	0.94%	0.94%	0.94%	0.94%	0.94%
Gross expenses	1.02%	1.01%	1.01%	1.02%	1.02%
Net investment income	0.88%	1.12%	1.03%	1.20%	1.39%
Portfolio turnover rate	22%	12%	10%	34%	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$34.54	$31.50	$33.32	$30.72	$29.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.12	0.09	0.14	0.19
Net realized and unrealized gain (loss)	2.07	3.03	(1.80)	2.57	1.11

Total from Investment Operations	2.11	3.15	(1.71)	2.71	1.30

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.11)	(0.11)	(0.11)	(0.19)

Net asset value, end of the period	$36.60	$34.54	$31.50	$33.32	$30.72

Total return(b)(c)	6.13%	10.02%	(5.15)%	8.85%	4.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$142,623	$215,947	$272,904	$336,891	$366,584
Net expenses(d)	1.70%	1.70%	1.70%	1.70%	1.70%
Gross expenses	1.77%	1.76%	1.76%	1.77%	1.77%
Net investment income	0.12%	0.37%	0.27%	0.44%	0.63%
Portfolio turnover rate	22%	12%	10%	34%	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  88

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$34.68	$31.63	$33.46	$31.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.47	0.44	0.32
Net realized and unrealized gain (loss)	2.07	3.06	(1.81)	1.56

Total from Investment Operations	2.47	3.53	(1.37)	1.88

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.48)	(0.46)	(0.31)

Net asset value, end of the period	$36.74	$34.68	$31.63	$33.46

Total return(b)	7.25%	11.17%	(4.13)%	5.93	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$369,829	$369,793	$179,727	$126,262
Net expenses(d)	0.65%	0.65%	0.65%	0.65	%(e)
Gross expenses	0.70%	0.69%	0.70%	0.74	%(e)
Net investment income	1.17%	1.40%	1.32%	1.42	%(e)
Portfolio turnover rate	22%	12%	10%	34	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

89  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$34.67	$31.63	$33.46	$30.83	$29.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38	0.46	0.43	0.47	0.49
Net realized and unrealized gain (loss)	2.07	3.04	(1.81)	2.58	1.12

Total from Investment Operations	2.45	3.50	(1.38)	3.05	1.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.46)	(0.45)	(0.42)	(0.49)

Net asset value, end of the period	$36.73	$34.67	$31.63	$33.46	$30.83

Total return(b)	7.19%	11.12%	(4.18)%	9.93%	5.48%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,624,810	$6,446,007	$6,508,061	$6,392,640	$5,550,008
Net expenses(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	0.77%	0.76%	0.76%	0.77%	0.77%
Net investment income	1.12%	1.37%	1.28%	1.44%	1.63%
Portfolio turnover rate	22%	12%	10%	34%	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  90

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.07	$11.32	$12.08	$10.89	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.10	0.09	0.10	0.11
Net realized and unrealized gain (loss)	0.95	1.76	(0.76)	1.18	0.66

Total from Investment Operations	1.04	1.86	(0.67)	1.28	0.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.11)	(0.09)	(0.09)	(0.10)

Net asset value, end of the period	$14.03	$13.07	$11.32	$12.08	$10.89

Total return(b)(c)	8.06%	16.46%	(5.60)%	11.80%	7.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,456	$2,363	$2,375	$7,085	$6,507
Net expenses(d)	1.20%	1.20%	1.20%	1.20%	1.20%
Gross expenses	1.43%	1.42%	1.44%	1.30%	1.31%
Net investment income	0.69%	0.82%	0.73%	0.85%	1.02%
Portfolio turnover rate	15%	17%	58%	19%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

91  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.03	$11.29	$12.05	$10.87	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.01	0.00 (b)	0.01	0.02
Net realized and unrealized gain (loss)	0.95	1.74	(0.75)	1.18	0.68

Total from Investment Operations	0.94	1.75	(0.75)	1.19	0.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.01)	(0.01)	(0.01)	(0.05)

Net asset value, end of the period	$13.96	$13.03	$11.29	$12.05	$10.87

Total return(c)(d)	7.23%	15.54%	(6.24)%	10.95%	6.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$741	$727	$849	$648	$524
Net expenses(e)	1.95%	1.95%	1.95%	1.95%	1.95%
Gross expenses	2.17%	2.17%	2.19%	2.05%	1.98%
Net investment income (loss)	(0.10)%	0.07%	0.02%	0.10%	0.23%
Portfolio turnover rate	15%	17%	58%	19%	24%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  92

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.06	$11.32	$12.09	$11.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.13	0.13	0.10
Net realized and unrealized gain (loss)	0.95	1.76	(0.77)	0.75

Total from Investment Operations	1.07	1.89	(0.64)	0.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.15)	(0.13)	(0.10)

Net asset value, end of the period	$14.01	$13.06	$11.32	$12.09

Total return(b)	8.36%	16.73%	(5.32)%	7.50	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$728	$530	$1	$1
Net expenses(d)	0.90%	0.90%	0.90%	0.90	%(e)
Gross expenses	1.29%	1.63%	15.41%	14.26	%(e)
Net investment income	0.95%	1.03%	1.04%	1.22	%(e)
Portfolio turnover rate	15%	17%	58%	19	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

93  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.07	$11.32	$12.09	$10.89	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.13	0.12	0.13	0.13
Net realized and unrealized gain (loss)	0.96	1.76	(0.76)	1.19	0.67

Total from Investment Operations	1.07	1.89	(0.64)	1.32	0.80

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.14)	(0.13)	(0.12)	(0.13)

Net asset value, end of the period	$14.02	$13.07	$11.32	$12.09	$10.89

Total return(b)	8.38%	16.67%	(5.37)%	12.21%	7.83%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$56,979	$60,794	$67,125	$73,255	$63,578
Net expenses(c)	0.95%	0.95%	0.95%	0.95%	0.95%
Gross expenses	1.17%	1.17%	1.19%	1.05%	1.06%
Net investment income	0.90%	1.06%	1.01%	1.10%	1.27%
Portfolio turnover rate	15%	17%	58%	19%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  94

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.36		$9.71		$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.09		0.08		0.04
Net realized and unrealized gain (loss)	0.71		0.80		(0.02)		0.11

Total from Investment Operations	0.78		0.89		0.06		0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.10)		(0.31)		(0.19)
Net realized capital gains	(0.19)		(0.14)		—		—

Total Distributions	(0.37)		(0.24)		(0.31)		(0.19)

Net asset value, end of the period	$10.77		$10.36		$9.71		$9.96

Total return(b)(c)	7.61%		9.16%		0.64%		1.46	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,674		$2,549		$814		$139
Net expenses(e)	0.97	%(f)	0.96	%(g)	0.96	%(h)	0.96	%(i)(j)
Gross expenses	1.43	%(f)	1.56	%(g)	1.75	%(h)	5.23	%(i)(j)
Net investment income	0.69%		0.86%		0.85%		0.49	%(j)
Portfolio turnover rate	53%		25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.41%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.55%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.74%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 5.22%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

95  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.39		$9.73		$9.98		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.12		0.11		0.06
Net realized and unrealized gain (loss)	0.71		0.80		(0.02)		0.12

Total from Investment Operations	0.81		0.92		0.09		0.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.12)		(0.34)		(0.20)
Net realized capital gains	(0.19)		(0.14)		—		—

Total Distributions	(0.40)		(0.26)		(0.34)		(0.20)

Net asset value, end of the period	$10.80		$10.39		$9.73		$9.98

Total return(b)	7.89%		9.52%		0.93%		1.77	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,781		$27,322		$27,050		$25,805
Net expenses(d)	0.67	%(e)	0.66	%(f)	0.66	%(g)	0.67	%(h)(i)
Gross expenses	1.07	%(e)	1.08	%(f)	1.12	%(g)	1.11	%(h)(i)
Net investment income	0.96%		1.17%		1.13%		0.75	%(i)
Portfolio turnover rate	53%		25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.05%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.07%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.11%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.10%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  96

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.37		$9.72		$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.11		0.12		0.06
Net realized and unrealized gain (loss)	0.72		0.80		(0.03)		0.11

Total from Investment Operations	0.82		0.91		0.09		0.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.12)		(0.34)		(0.20)
Net realized capital gains	(0.19)		(0.14)		—		—

Total Distributions	(0.40)		(0.26)		(0.34)		(0.20)

Net asset value, end of the period	$10.79		$10.37		$9.72		$9.97

Total return(b)	7.85%		9.38%		0.89%		1.66	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,081		$7,060		$1,205		$43
Net expenses(d)	0.72	%(e)	0.71	%(f)	0.71	%(g)	0.71	%(h)(i)
Gross expenses	1.18	%(e)	1.28	%(f)	1.39	%(g)	3.62	%(h)(i)
Net investment income	0.94%		1.10%		1.19%		0.71	%(i)
Portfolio turnover rate	53%		25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.16%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.27%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.39%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 3.62%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

97  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$14.92		$11.45		$12.77		$9.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)		0.03		0.00	(b)	(0.04)	0.02
Net realized and unrealized gain (loss)	4.77		3.69		(0.84)		3.06	(0.11)

Total from Investment Operations	4.75		3.72		(0.84)		3.02	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.03)		(0.00	)(b)	(0.03)	(0.00	)(b)
Net realized capital gains	(0.10)		(0.22)		(0.48)		(0.12)	(0.01)

Total Distributions	(0.10)		(0.25)		(0.48)		(0.15)	(0.01)

Net asset value, end of the period	$19.57		$14.92		$11.45		$12.77	$9.90

Total return(c)(d)	32.07%		32.63%		(6.54)%		30.44%	(0.85	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33,625		$12,884		$6,360		$3,260	$71
Net expenses(f)	1.20%		1.21	%(g)	1.30	%(h)(i)	1.29%	1.30	%(j)
Gross expenses	1.24%		1.39	%(g)	1.39	%(h)	1.43%	1.72	%(j)
Net investment income (loss)	(0.14)%		0.21%		0.03%		(0.36)%	0.23	%(j)
Portfolio turnover rate	11%		23%		19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.38%.
(h)	Includes interest expense of less than 0.01%.
(i)	Effective December 28, 2018, the expense limit decreased from 1.30% to 1.20%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$14.56		$11.24		$12.63		$9.85	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)		(0.07)		(0.09)		(0.12)	(0.06)
Net realized and unrealized gain (loss)	4.62		3.61		(0.82)		3.02	(0.08)

Total from Investment Operations	4.49		3.54		(0.91)		2.90	(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—		—		—	—
Net realized capital gains	(0.10)		(0.22)		(0.48)		(0.12)	(0.01)

Total Distributions	(0.10)		(0.22)		(0.48)		(0.12)	(0.01)

Net asset value, end of the period	$18.95		$14.56		$11.24		$12.63	$9.85

Total return(c)(d)	31.07%		31.66%		(7.20)%		29.40%	(1.39	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,196		$5,406		$2,706		$1,164	$52
Net expenses(f)	1.95%		1.96	%(g)	2.05	%(h)(i)	2.04%	2.05	%(j)
Gross expenses	1.99%		2.14	%(g)	2.14	%(h)	2.18%	2.20	%(j)
Net investment loss	(0.84)%		(0.52)%		(0.72)%		(1.02)%	(0.77	)%(j)
Portfolio turnover rate	11%		23%		19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 2.13%.
(h)	Includes interest expense of less than 0.01%.
(i)	Effective December 28, 2018, the expense limit decreased from 2.05% to 1.95%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

99  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$14.99	$11.49		$12.81		$11.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	0.06		(0.01)		0.02
Net realized and unrealized gain (loss)	4.82	3.72		(0.79)		1.66

Total from Investment Operations	4.83	3.78		(0.80)		1.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.06)		(0.04)		(0.04)
Net realized capital gains	(0.10)	(0.22)		(0.48)		(0.12)

Total Distributions	(0.11)	(0.28)		(0.52)		(0.16)

Net asset value, end of the period	$19.71	$14.99		$11.49		$12.81

Total return(b)	32.44%	33.05%		(6.26)%		14.81	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$72,768	$11,000		$2,842		$1
Net expenses(d)	0.90%	0.90	%(e)	1.01	%(f)(g)	1.00	%(h)
Gross expenses	0.93%	1.08	%(e)	1.08	%(f)	14.30	%(h)
Net investment income (loss)	0.08%	0.46%		(0.08)%		0.29	%(h)
Portfolio turnover rate	11%	23%		19%		20	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of less than 0.01%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.99% and the ratio of gross expenses would have been 1.07%.
(g)	Effective December 28, 2018, the expense limit decreased from 1.00% to 0.90%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$14.99		$11.49		$12.81		$9.91	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01		0.07		0.04		0.03	0.03
Net realized and unrealized gain (loss)	4.81		3.70		(0.85)		3.02	(0.10)

Total from Investment Operations	4.82		3.77		(0.81)		3.05	(0.07)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.05)		(0.03)		(0.03)	(0.01)
Net realized capital gains	(0.10)		(0.22)		(0.48)		(0.12)	(0.01)

Total Distributions	(0.10)		(0.27)		(0.51)		(0.15)	(0.02)

Net asset value, end of the period	$19.71		$14.99		$11.49		$12.81	$9.91

Total return(c)	32.42%		32.99%		(6.32)%		30.75%	(0.70	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$760,181		$118,032		$69,705		$63,359	$49,593
Net expenses(e)	0.95%		0.96	%(f)	1.05	%(g)(h)	1.04%	1.05	%(i)
Gross expenses	0.99%		1.14	%(f)	1.15	%(g)	1.16%	1.21	%(i)
Net investment income	0.06%		0.50%		0.29%		0.26%	0.35	%(i)
Portfolio turnover rate	11%		23%		19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.13%.
(g)	Includes interest expense of less than 0.01%.
(h)	Effective December 28, 2018, the expense limit decreased from 1.05% to 0.95%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

101  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$12.51		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)		0.12		(0.00	)(b)
Net realized and unrealized gain (loss)	2.87		2.48		0.03

Total from Investment Operations	2.86		2.60		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.12)		—
Net realized capital gains	(1.30)		—		—

Total Distributions	(1.42)		(0.12)		—

Net asset value, end of the period	$13.95		$12.51		$10.03

Total return(c)(d)	23.18%		25.97	%(e)	0.30	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$76		$4		$1
Net expenses(g)	1.26	%(h)	1.21	%(i)	1.20	%(j)
Gross expenses	5.69	%(h)	107.91	%(i)	22.87	%(j)
Net investment income (loss)	(0.04)%		1.09%		(1.20	)%(j)
Portfolio turnover rate	11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 5.64%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 107.90%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  102

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$12.51		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.07		0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	2.84		2.49		0.03

Total from Investment Operations	2.91		2.64		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.16)		—
Net realized capital gains	(1.30)		—		—

Total Distributions	(1.43)		(0.16)		—

Net asset value, end of the period	$13.99		$12.51		$10.03

Total return(c)	23.60%		26.31	%(d)	0.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$16,478		$17,193		$10,035
Net expenses(f)	0.93	%(g)	0.92	%(h)	0.90	%(i)
Gross expenses	1.83	%(g)	1.99	%(h)	22.55	%(i)
Net investment income (loss)	0.58%		1.36%		(0.90	)%(i)
Portfolio turnover rate	11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.80%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.97%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

103  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$12.50		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.03		0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	2.88		2.48		0.03

Total from Investment Operations	2.91		2.63		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.16)		—
Net realized capital gains	(1.30)		—		—

Total Distributions	(1.43)		(0.16)		—

Net asset value, end of the period	$13.98		$12.50		$10.03

Total return(c)	23.60%		26.21	%(d)	0.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$75		$9		$1
Net expenses(f)	1.00	%(g)	0.96	%(h)	0.95	%(i)
Gross expenses	6.51	%(g)	94.13	%(h)	22.51	%(i)
Net investment income (loss)	0.21%		1.36%		(0.95	)%(i)
Portfolio turnover rate	11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	Periods less than one year, if applicable, are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 6.46%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 94.12%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  104

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class A
	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.21

Total from Investment Operations	0.21

Net asset value, end of the period	$10.21

Total return(c)(d)(e)	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(f)(g)	1.05%
Gross expenses(g)	23.61%
Net investment loss(g)	(0.73)%
Portfolio turnover rate	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

105  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Mirova U.S. Sustainable Equity Fund—Class C
Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)
Net realized and unrealized gain (loss)	0.22

Total from Investment Operations	0.21

Net asset value, end of the period	$10.21

Total return(b)(c)(d)	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	1.80%
Gross expenses(f)	24.34%
Net investment loss(f)	(1.45)%
Portfolio turnover rate	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  106

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class N
	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.21

Total from Investment Operations	0.21

Net asset value, end of the period	$10.21

Total return(c)(d)	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,106
Net expenses(e)(f)	0.75%
Gross expenses(f)	17.07%
Net investment loss(f)	(0.39)%
Portfolio turnover rate	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

107  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class Y
	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.21

Total from Investment Operations	0.21

Net asset value, end of the period	$10.21

Total return(c)(d)	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	0.80%
Gross expenses(f)	23.24%
Net investment loss(f)	(0.36)%
Portfolio turnover rate	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  108

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$22.45		$19.44		$24.72	$21.37	$18.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	(b)	0.18	(c)	0.10	0.11	0.16
Net realized and unrealized gain (loss)	2.78		4.93		(3.28)	4.28	3.20

Total from Investment Operations	2.89		5.11		(3.18)	4.39	3.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.21)		(0.08)	(0.10)	(0.16)
Net realized capital gains	(2.02)		(1.89)		(2.02)	(0.94)	(0.62)

Total Distributions	(2.14)		(2.10)		(2.10)	(1.04)	(0.78)

Net asset value, end of the period	$23.20		$22.45		$19.44	$24.72	$21.37

Total return(d)	13.01	%(b)	26.77	%(c)	(13.01)%	20.75%	18.37%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$170,702		$181,417		$164,748	$203,792	$173,036
Net expenses	1.20	%(e)	1.17%		1.13%	1.18%	1.18%
Gross expenses	1.20	%(e)	1.17%		1.13%	1.18%	1.18%
Net investment income	0.53	%(b)	0.85	%(c)	0.41%	0.48%	0.82%
Portfolio turnover rate	22%		15%		39%	16%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been 12.72% and the ratio of net investment income to average net assets would have been 0.27%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.13, total return would have been 26.50% and the ratio of net investment income to average net assets would have been 0.62%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes refund of prior year service fee of 0.01%. See Note 6b of Notes to Financial Statements.

See accompanying notes to financial statements.

109  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$18.92		$16.66		$21.58	$18.83		$16.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04	)(b)	0.02	(c)	(0.07)	(0.05)		0.01
Net realized and unrealized gain (loss)	2.31		4.20		(2.83)	3.74		2.80

Total from Investment Operations	2.27		4.22		(2.90)	3.69		2.81

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.07)		—	(0.00	)(d)	(0.01)
Net realized capital gains	(2.02)		(1.89)		(2.02)	(0.94)		(0.62)

Total Distributions	(2.02)		(1.96)		(2.02)	(0.94)		(0.63)

Net asset value, end of the period	$19.17		$18.92		$16.66	$21.58		$18.83

Total return(e)	12.15	%(b)	25.82	%(c)	(13.63)%	19.85%		17.45%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$35,940		$54,384		$53,606	$62,272		$55,910
Net expenses	1.95%		1.92%		1.88%	1.93%		1.93%
Gross expenses	1.95%		1.92%		1.88%	1.93%		1.93%
Net investment income (loss)	(0.23	)%(b)	0.12	%(c)	(0.33)%	(0.27)%		0.09%
Portfolio turnover rate	22%		15%		39%	16%		16%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 11.85% and the ratio of net investment loss to average net assets would have been (0.46%).

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.02), total return would have been 25.50% and the ratio of net investment loss to average net assets would have been (0.12)%.

(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  110

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$23.78		$20.49		$25.91	$23.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	(b)	0.22	(c)	0.22	0.14
Net realized and unrealized gain (loss)	2.98		5.25		(3.45)	3.44

Total from Investment Operations	3.16		5.47		(3.23)	3.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.29)		(0.17)	(0.17)
Net realized capital gains	(2.02)		(1.89)		(2.02)	(0.63)

Total Distributions	(2.22)		(2.18)		(2.19)	(0.80)

Net asset value, end of the period	$24.72		$23.78		$20.49	$25.91

Total return(d)	13.41	%(b)	27.16	%(c)	(12.60)%	15.46	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$364		$801		$10	$1
Net expenses(f)	0.86%		0.83%		0.75%	0.75	%(g)
Gross expenses	1.05%		1.25%		3.79%	13.79	%(g)
Net investment income	0.85	%(b)	0.93	%(c)	0.88%	0.84	%(g)
Portfolio turnover rate	22%		15%		39%	16	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, total return would have been 13.13% and the ratio of net investment income to average net assets would have been 0.67%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.22, total return would have been 26.90% and the ratio of net investment income to average net assets would have been 0.92%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

111  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$23.75		$20.46		$25.90	$22.34	$19.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	(b)	0.27	(c)	0.17	0.17	0.21
Net realized and unrealized gain (loss)	2.95		5.17		(3.44)	4.48	3.36

Total from Investment Operations	3.12		5.44		(3.27)	4.65	3.57

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.26)		(0.15)	(0.15)	(0.21)
Net realized capital gains	(2.02)		(1.89)		(2.02)	(0.94)	(0.62)

Total Distributions	(2.19)		(2.15)		(2.17)	(1.09)	(0.83)

Net asset value, end of the period	$24.68		$23.75		$20.46	$25.90	$22.34

Total return	13.28	%(b)	27.06	%(c)(d)	(12.76)%	21.05%	18.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37,595		$46,836		$53,829	$49,955	$26,252
Net expenses	0.95%		0.91	%(e)	0.88%	0.93%	0.92%
Gross expenses	0.95%		0.92%		0.88%	0.93%	0.92%
Net investment income	0.79	%(b)	1.16	%(c)	0.68%	0.71%	1.05%
Portfolio turnover rate	22%		15%		39%	16%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12, total return would have been 13.00% and the ratio of net investment income to average net assets would have been 0.55%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.20, total return would have been 26.80% and the ratio of net investment income to average net assets would have been 0.90%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  112

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.63		$11.29		$15.58	$12.15	$11.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.00	)(b)	0.37	(c)	0.25	0.18	0.17
Net realized and unrealized gain (loss)	0.55	(d)	2.38		(4.02)	3.41	0.76

Total from Investment Operations	0.55		2.75		(3.77)	3.59	0.93

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.41)		(0.29)	(0.16)	(0.21)
Net realized capital gains	—		—		(0.23)	—	(0.04)

Total Distributions	(0.03)		(0.41)		(0.52)	(0.16)	(0.25)

Net asset value, end of the period	$14.15		$13.63		$11.29	$15.58	$12.15

Total return(e)	4.06	%(f)	24.35	%(c)	(24.15)%	29.56%	8.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$131,630		$172,906		$257,551	$603,988	$533,112
Net expenses	1.29	%(g)(h)	1.29%		1.31%	1.32%	1.34%
Gross expenses	1.36%		1.29%		1.31%	1.32%	1.34%
Net investment income (loss)	(0.03)%		2.91	%(c)	1.72%	1.28%	1.54%
Portfolio turnover rate	63%		28%		50%	40%	41%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.55% and the ratio of net investment income to average net assets would have been 2.26%.

(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2020, the expense limit decreased from 1.37% to 1.20%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

113  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.41		$11.11		$15.30	$11.96	$11.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)		0.26	(b)	0.13	0.06	0.08
Net realized and unrealized gain (loss)	0.52	(c)	2.34		(3.92)	3.35	0.74

Total from Investment Operations	0.44		2.60		(3.79)	3.41	0.82

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.30)		(0.17)	(0.07)	(0.11)
Net realized capital gains	—		—		(0.23)	—	(0.04)

Total Distributions	—		(0.30)		(0.40)	(0.07)	(0.15)

Net asset value, end of the period	$13.85		$13.41		$11.11	$15.30	$11.96

Total return(d)	3.28	%(e)	23.44	%(b)	(24.74)%	28.55%	7.36%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$96,772		$179,533		$212,618	$363,018	$255,249
Net expenses	2.05	%(f)(g)	2.04%		2.07%	2.07%	2.09%
Gross expenses	2.11%		2.04%		2.07%	2.07%	2.09%
Net investment income (loss)	(0.76)%		2.09	%(b)	0.94%	0.42%	0.73%
Portfolio turnover rate	63%		28%		50%	40%	41%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.18, total return would have been 22.63% and the ratio of net investment income to average net assets would have been 1.43%.

(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2020, the expense limit decreased from 2.12% to 1.95%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  114

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.56		$11.25		$15.58	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.33	(b)	0.28	0.15
Net realized and unrealized gain (loss)	0.56	(c)	2.45		(4.02)	1.66

Total from Investment Operations	0.60		2.78		(3.74)	1.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.47)		(0.36)	(0.21)
Net realized capital gains	—		—		(0.23)	—

Total Distributions	(0.07)		(0.47)		(0.59)	(0.21)

Net asset value, end of the period	$14.09		$13.56		$11.25	$15.58

Total return(d)	4.44%		24.75	%(b)	(23.94)%	12.96	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$290		$811		$758	$1
Net expenses(f)	0.92	%(g)	0.94%		0.99%	0.92	%(h)
Gross expenses	1.17%		1.08%		1.02%	25.21	%(h)
Net investment income	0.37%		2.56	%(b)	2.04%	1.54	%(h)
Portfolio turnover rate	63%		28%		50%	40	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.27, total return would have been 23.94% and the ratio of net investment income to average net assets would have been 2.15%.

(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2020, the expense limit decreased from 1.07% to 0.90%. See Note 6 of Notes to Financial Statements.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

115  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.56		$11.25		$15.56	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.37	(b)	0.26	0.00	(c)
Net realized and unrealized gain (loss)	0.55	(d)	2.40		(3.99)	1.79

Total from Investment Operations	0.59		2.77		(3.73)	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.46)		(0.35)	(0.21)
Net realized capital gains	—		—		(0.23)	—

Total Distributions	(0.07)		(0.46)		(0.58)	(0.21)

Net asset value, end of the period	$14.08		$13.56		$11.25	$15.56

Total return	4.32	%(e)	24.64	%(b)	(23.93)%	12.79	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$275,468		$244,586		$215,123	$172,978
Net expenses	1.03	%(g)(h)	1.04%		1.07%	1.07	%(i)
Gross expenses	1.11%		1.04%		1.07%	1.07	%(i)
Net investment income	0.41%		2.91	%(b)	1.85%	0.03	%(i)
Portfolio turnover rate	63%		28%		50%	40	%(j)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.84% and the ratio of net investment income to average net assets would have been 2.29%.

(c)	Amount rounds to less than $0.01 per share.
(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2020, the expense limit decreased from 1.12% to 0.95%. See Note 6 of Notes to Financial Statements.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  116

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$36.53	$31.00		$36.90	$30.27		$27.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)	0.15	(b)	0.08	0.06		0.12
Net realized and unrealized gain (loss)	7.66	9.34		(2.51)	7.88		3.12

Total from Investment Operations	7.61	9.49		(2.43)	7.94		3.24

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.17)		(0.05)	(0.06)		(0.12)
Net realized capital gains	(5.10)	(3.79)		(3.42)	(1.25)		(0.45)

Total Distributions	(5.10)	(3.96)		(3.47)	(1.31)		(0.57)

Net asset value, end of the period	$39.04	$36.53		$31.00	$36.90		$30.27

Total return(c)	22.09%	31.03	%(b)	(6.48)%	26.28%		11.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$649,754	$616,922		$523,665	$604,330		$472,436
Net expenses	1.17%	1.17%		1.16%	1.21	%(d)	1.23	%(e)
Gross expenses	1.17%	1.17%		1.16%	1.21%		1.23	%(e)
Net investment income (loss)	(0.14)%	0.42	%(b)	0.20%	0.16%		0.42%
Portfolio turnover rate	26%	12%		23%	17%		17%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.09, total return would have been 30.87% and the ratio of net investment income to average net assets would have been 0.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Effective July 1, 2017, the expense limit decreased from 1.25% to 1.20%.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

117  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$22.65	$20.42		$25.73	$21.54		$19.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19)	(0.07	)(b)	(0.14)	(0.14)		(0.07)
Net realized and unrealized gain (loss)	4.53	6.10		(1.75)	5.58		2.22

Total from Investment Operations	4.34	6.03		(1.89)	5.44		2.15

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)		—	(0.00	)(c)	(0.02)
Net realized capital gains	(5.10)	(3.79)		(3.42)	(1.25)		(0.45)

Total Distributions	(5.10)	(3.80)		(3.42)	(1.25)		(0.47)

Net asset value, end of the period	$21.89	$22.65		$20.42	$25.73		$21.54

Total return(d)	21.15%	30.06	%(b)	(7.18)%	25.35%		11.02%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,126	$77,924		$78,783	$112,615		$72,768
Net expenses	1.92%	1.92%		1.91%	1.96	%(e)	1.98	%(f)
Gross expenses	1.92%	1.92%		1.91%	1.96%		1.98	%(f)
Net investment loss	(0.87)%	(0.31	)%(b)	(0.54)%	(0.59)%		(0.33)%
Portfolio turnover rate	26%	12%		23%	17%		17%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.11), total return would have been 29.85% and the ratio of net investment loss to average net assets would have been (0.48)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Effective July 1, 2017, the expense limit decreased from 2.00% to 1.95%.
(f)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  118

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$43.61	$36.37		$42.63	$37.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.19	(b)	0.25	0.12
Net realized and unrealized gain (loss)	9.20	11.14		(2.91)	6.20

Total from Investment Operations	9.33	11.33		(2.66)	6.32

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.30)		(0.18)	(0.16)
Net realized capital gains	(5.10)	(3.79)		(3.42)	(1.15)

Total Distributions	(5.10)	(4.09)		(3.60)	(1.31)

Net asset value, end of the period	$47.84	$43.61		$36.37	$42.63

Total return(c)	22.48%	31.44	%(b)	(6.11)%	16.78	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$172	$654		$1	$1
Net expenses(e)	0.84%	0.83%		0.76%	0.78	%(f)(g)
Gross expenses	1.13%	1.42%		13.35%	13.41	%(f)
Net investment income	0.31%	0.44	%(b)	0.56%	0.44	%(f)
Portfolio turnover rate	26%	12%		23%	17	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.19, total return would have been 31.27% and the ratio of net investment income to average net assets would have been 0.44%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased from 0.95% to 0.90%.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

119  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$43.56	$36.33		$42.61	$34.77		$31.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.29	(b)	0.20	0.16		0.21
Net realized and unrealized gain (loss)	9.23	10.99		(2.92)	9.07		3.59

Total from Investment Operations	9.28	11.28		(2.72)	9.23		3.80

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.26)		(0.14)	(0.14)		(0.19)
Net realized capital gains	(5.10)	(3.79)		(3.42)	(1.25)		(0.45)

Total Distributions	(5.10)	(4.05)		(3.56)	(1.39)		(0.64)

Net asset value, end of the period	$47.74	$43.56		$36.33	$42.61		$34.77

Total return	22.36%	31.36	%(b)(c)	(6.24)%	26.60%		12.13%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$243,302	$283,864		$296,255	$285,008		$143,231
Net expenses	0.92%	0.91	%(d)	0.91%	0.95	%(e)	0.98	%(f)
Gross expenses	0.92%	0.92%		0.91%	0.95%		0.98	%(f)
Net investment income	0.13%	0.69	%(b)	0.45%	0.40%		0.63%
Portfolio turnover rate	26%	12%		23%	17%		17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.22, total return would have been 31.16% and the ratio of net investment income to average net assets would have been 0.53%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(f)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  120

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$22.42		$17.37		$22.65	$20.55		$20.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.03		0.09	0.17	(b)	0.07
Net realized and unrealized gain (loss)	1.96		5.21		(3.71)	2.48		1.05

Total from Investment Operations	2.03		5.24		(3.62)	2.65		1.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.02)		(0.15)	(0.18)		(0.05)
Net realized capital gains	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Total Distributions	(2.66)		(0.19)		(1.66)	(0.55)		(0.61)

Net asset value, end of the period	$21.79		$22.42		$17.37	$22.65		$20.55

Total return(c)	10.46	%(d)	30.21	%(d)	(16.10)%	12.93	%(b)	5.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$30,567		$33,434		$43,769	$67,186		$87,536
Net expenses	1.20	%(e)	1.25	%(e)(f)(g)	1.24%	1.22%		1.23%
Gross expenses	1.29%		1.28	%(f)	1.24%	1.22%		1.23%
Net investment income	0.35%		0.16%		0.42%	0.77	%(b)	0.35%
Portfolio turnover rate	52%		52%		44%	42%		57%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.09, total return would have been 12.53% and the ratio of net investment income to average net assets would have been 0.41%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.23% and the ratio of gross expenses would have been 1.26%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.40% to 1.20%.

See accompanying notes to financial statements.

121  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$21.06		$16.43		$21.50	$19.51		$19.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)		(0.10)		(0.08)	0.00	(b)(c)	(0.07)
Net realized and unrealized gain (loss)	1.79		4.90		(3.48)	2.36		0.98

Total from Investment Operations	1.71		4.80		(3.56)	2.36		0.91

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.00	)(b)	—	—		(0.00	)(b)
Net realized capital gains	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Total Distributions	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Net asset value, end of the period	$20.15		$21.06		$16.43	$21.50		$19.51

Total return(d)	9.60	%(e)	29.25	%(e)	(16.71)%	12.11	%(c)	5.03%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,023		$21,932		$23,967	$47,559		$68,923
Net expenses	1.95	%(f)	1.99	%(f)(g)(h)	1.98%	1.97%		1.98%
Gross expenses	2.04%		2.02	%(g)	1.98%	1.97%		1.98%
Net investment income (loss)	(0.42)%		(0.50)%		(0.36)%	0.00	%(c)(i)	(0.38)%
Portfolio turnover rate	52%		52%		44%	42%		57%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 11.70% and the ratio of net investment loss to average net assets would have been (0.35)%.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.98% and the ratio of gross expenses would have been 2.01%.
(h)	Effective July 1, 2019, the expense limit decreased from 2.15% to 1.95%.
(i)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  122

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$22.66		$17.54		$22.87	$20.75		$20.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.11		0.17	0.25	(b)	0.16
Net realized and unrealized gain (loss)	2.00		5.27		(3.75)	2.51		1.04

Total from Investment Operations	2.13		5.38		(3.58)	2.76		1.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.09)		(0.24)	(0.27)		(0.15)
Net realized capital gains	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Total Distributions	(2.72)		(0.26)		(1.75)	(0.64)		(0.71)

Net asset value, end of the period	$22.07		$22.66		$17.54	$22.87		$20.75

Total return	10.83	%(c)	30.67	%(c)	(15.78)%	13.31	%(b)	6.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$17,965		$18,262		$70,902	$134,205		$148,365
Net expenses	0.90	%(d)	0.92	%(d)(e)(f)	0.88%	0.88%		0.88%
Gross expenses	0.94%		0.93	%(e)	0.88%	0.88%		0.88%
Net investment income	0.65%		0.51%		0.76%	1.16	%(b)	0.78%
Portfolio turnover rate	52%		52%		44%	42%		57%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 12.92% and the ratio of net investment income to average net assets would have been 0.76%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.91% and the ratio of gross expenses would have been 0.91%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.10% to 0.90%.

See accompanying notes to financial statements.

123  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$22.69		$17.57		$22.89	$20.77		$20.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.10		0.15	0.23	(b)	0.12
Net realized and unrealized gain (loss)	2.00		5.26		(3.75)	2.51		1.07

Total from Investment Operations	2.12		5.36		(3.60)	2.74		1.19

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.07)		(0.21)	(0.25)		(0.13)
Net realized capital gains	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Total Distributions	(2.71)		(0.24)		(1.72)	(0.62)		(0.69)

Net asset value, end of the period	$22.10		$22.69		$17.57	$22.89		$20.77

Total return	10.76	%(c)	30.52	%(c)	(15.85)%	13.19	%(b)	6.14%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$227,501		$298,705		$453,085	$774,304		$903,545
Net expenses	0.95	%(d)	1.00	%(d)(e)(f)	0.99%	0.97%		0.98%
Gross expenses	1.04%		1.02	%(e)	0.99%	0.97%		0.98%
Net investment income	0.60%		0.48%		0.66%	1.04	%(b)	0.62%
Portfolio turnover rate	52%		52%		44%	42%		57%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, total return would have been 12.80% and the ratio of net investment income to average net assets would have been 0.67%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.98% and the ratio of gross expenses would have been 1.01%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.15% to 0.95%.

See accompanying notes to financial statements.

|  124

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$15.45		$12.48		$18.71		$19.79		$17.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00	(b)	0.02		0.01		(0.01)		0.02
Net realized and unrealized gain (loss)	1.33		3.06		(2.76)		1.21		3.49

Total from Investment Operations	1.33		3.08		(2.75)		1.20		3.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.03)		(0.00	)(b)	(0.00	)(b)	(0.01)
Net realized capital gains	(0.09)		(0.08)		(3.48)		(2.28)		(1.45)

Total Distributions	(0.09)		(0.11)		(3.48)		(2.28)		(1.46)

Net asset value, end of the period	$16.69		$15.45		$12.48		$18.71		$19.79

Total return(c)	8.91	%(d)	24.66	%(d)	(14.84)%		6.28%		20.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$61,571		$67,525		$66,376		$93,751		$106,447
Net expenses	1.32	%(e)(f)	1.40	%(e)(g)	1.38%		1.36%		1.35%
Gross expenses	1.53%		1.47%		1.38%		1.36%		1.35%
Net investment income (loss)	0.02%		0.12%		0.03%		(0.03)%		0.11%
Portfolio turnover rate	105%		61%		70%		92%		74%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 1.34% to 1.30%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 1.45% to 1.34%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$7.84		$6.41		$11.67		$13.26		$12.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)		(0.05)		(0.09)		(0.10)		(0.08)
Net realized and unrealized gain (loss)	0.64		1.57		(1.69)		0.79		2.40

Total from Investment Operations	0.59		1.52		(1.78)		0.69		2.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.01)		(0.00	)(b)	(0.00	)(b)	—
Net realized capital gains	(0.09)		(0.08)		(3.48)		(2.28)		(1.45)

Total Distributions	(0.09)		(0.09)		(3.48)		(2.28)		(1.45)

Net asset value, end of the period	$8.34		$7.84		$6.41		$11.67		$13.26

Total return(c)	8.08	%(d)	23.69	%(d)	(15.51)%		5.50%		19.32%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$983		$1,450		$3,480		$15,756		$20,379
Net expenses	2.07	%(e)(f)	2.16	%(e)(g)	2.12%		2.11%		2.10%
Gross expenses	2.28%		2.23%		2.12%		2.11%		2.10%
Net investment loss	(0.71)%		(0.68)%		(0.83)%		(0.79)%		(0.64)%
Portfolio turnover rate	105%		61%		70%		92%		74%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 2.09% to 2.05%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 2.20% to 2.09%.

See accompanying notes to financial statements.

|  126

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$16.20		$13.08		$19.37	$19.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.08		0.08	0.07
Net realized and unrealized gain (loss)	1.42		3.20		(2.86)	1.35

Total from Investment Operations	1.46		3.28		(2.78)	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.08)		(0.03)	(0.02)
Net realized capital gains	(0.09)		(0.08)		(3.48)	(1.58)

Total Distributions	(0.14)		(0.16)		(3.51)	(1.60)

Net asset value, end of the period	$17.52		$16.20		$13.08	$19.37

Total return(b)	9.27%		25.08%		(14.48)%	7.17	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23		$21		$1	$1
Net expenses(d)	1.02	%(e)	1.03	%(f)	0.96%	0.96	%(g)
Gross expenses	6.54%		11.80%		15.17%	14.68	%(g)
Net investment income	0.31%		0.52%		0.43%	0.56	%(g)
Portfolio turnover rate	105%		61%		70%	92	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 1.04% to 1.00%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2019, the expense limit decreased from 1.15% to 1.04%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$16.19		$13.08		$19.37	$20.36	$18.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.05		0.04	0.05	0.07
Net realized and unrealized gain (loss)	1.41		3.21		(2.84)	1.25	3.59

Total from Investment Operations	1.45		3.26		(2.80)	1.30	3.66

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.07)		(0.01)	(0.01)	(0.06)
Net realized capital gains	(0.09)		(0.08)		(3.48)	(2.28)	(1.45)

Total Distributions	(0.13)		(0.15)		(3.49)	(2.29)	(1.51)

Net asset value, end of the period	$17.51		$16.19		$13.08	$19.37	$20.36

Total return	9.23	%(b)	24.88	%(b)	(14.61)%	6.60%	20.53%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$49,315		$44,482		$58,538	$176,940	$183,145
Net expenses	1.07	%(c)(d)	1.15	%(c)(e)	1.12%	1.11%	1.10%
Gross expenses	1.28%		1.23%		1.12%	1.11%	1.10%
Net investment income	0.26%		0.35%		0.22%	0.23%	0.36%
Portfolio turnover rate	105%		61%		70%	92%	74%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2020, the expense limit decreased from 1.09% to 1.05%. See Note 6 of Notes to Financial Statements.
(e)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.09%.

See accompanying notes to financial statements.

|  128

Notes to Financial Statements

December 31, 2020

1.  Organization.  Gateway Trust, Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Fund

Gateway Equity Call Premium Fund

Natixis Funds Trust I:

Mirova Global Green Bond Fund (the “Global Green Bond Fund”)

Mirova Global Sustainable Equity Fund (the “Global Sustainable Equity Fund”)

Mirova International Sustainable Equity Fund (the “International Sustainable Equity Fund”)

Mirova U.S. Sustainable Equity Fund (the “U.S. Sustainable Equity Fund”)

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund

Vaughan Nelson Mid Cap Fund (the “Mid Cap Fund”)

U.S. Sustainable Equity Fund commenced operations on December 15, 2020 via contributions to the Fund by Natixis Investment Managers, LLC (“Natixis”) and affiliates of $5,003,000.

At close of business on June 30, 2020, Mid Cap Fund changed its investment strategy.

Each Fund is a diversified investment company, except for Global Green Bond Fund which is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares, except for Global Green Bond Fund and International Sustainable Equity Fund, which do not offer Class C shares.

Small Cap Value Fund was closed to new investors effective July 31, 2009. The Fund re-opened to new investors effective March 31, 2020.

Class A shares are sold with a maximum front-end sales charge of 5.75% for all Funds except for Global Green Bond Fund which are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

129  |

Notes to Financial Statements (continued)

December 31, 2020

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Domestic exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2020, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Global Sustainable Equity Fund	$353,463,488	40.3%
International Sustainable Equity Fund	14,733,490	88.6%
Natixis Oakmark International Fund	452,255,545	89.7%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of

|  130

Notes to Financial Statements (continued)

December 31, 2020

the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  Certain Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Gross unrealized appreciation (depreciation) on futures contracts is recorded in the Statements of Assets and Liabilities as an asset (liability). The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

131  |

Notes to Financial Statements (continued)

December 31, 2020

f.  Option Contracts.  Gateway Fund and Gateway Equity Call Premium Fund’s investment strategies make use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to a Fund are reduced.

When a Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When an index call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When a Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or a Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

g.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Global Green Bond Fund represents cash pledged as collateral for futures contracts (including variation margin, as applicable). In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

In certain countries across the European Union, certain Funds filed tax reclaims for previously withheld taxes on dividends earned in certain countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. To date, no amounts have been received by any Funds and no amounts are included in any Funds financial statements for such EU reclaims, based on the uncertainty with the ultimate resolution of these proceedings, the potential collectibility and timing for payment, if any.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, deferred Trustees’ fees, prior period adjustments, distribution re-designations, foreign currency gains and losses, futures and options contract mark-to-market, non-deductible expenses,

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Notes to Financial Statements (continued)

December 31, 2020

net operating losses, return of capital distributions received, and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, premium amortization, foreign currency gains and losses, passive foreign investment company adjustments, futures and options contract mark-to-market, return of capital distributions received and capital gain distribution received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2020 and 2019 were as follows:

	2020 Distributions			2019 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Fund	$76,713,219	$—	$76,713,219	$105,689,179	$—	$105,689,179
Gateway Equity Call Premium Fund	497,268	—	497,268	652,970	—	652,970
Global Green Bond Fund	703,410	670,133	1,373,543	608,967	265,743	874,710
Global Sustainable Equity Fund	262,732	2,415,562	2,678,294	460,922	1,861,566	2,322,488
International Sustainable Equity Fund	508,537	1,050,112	1,558,649	205,722	—	205,722
Natixis Oakmark Fund	3,185,140	18,031,501	21,216,641	2,339,088	25,578,931	27,918,019
Natixis Oakmark International Fund	1,593,501	—	1,593,501	17,222,206	—	17,222,206
U.S. Equity Opportunities Fund	297,964	115,715,748	116,013,712	6,527,175	95,958,074	102,485,249
Mid Cap Fund	965,830	33,018,937	33,984,767	996,088	2,860,547	3,856,635
Small Cap Value Fund	118,830	616,973	735,803	348,253	558,650	906,903

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund
Undistributed ordinary income	$562,758	$7,750	$125,283	$152,940	$152,114
Undistributed long-term capital gains	—	—	—	12,624,770	142,338

Total undistributed earnings	562,758	7,750	125,283	12,777,710	294,452

Capital loss carryforward:
Short-term:
No expiration date	(810,609,623)	(5,864,060)	—	—	—
Long-term:
No expiration date	(445,293,905)	(4,405,194)	—	—	—

Total capital loss carryforward	(1,255,903,528)	(10,269,254)	—	—	—

Late-year ordinary and post-October capital loss deferrals*	—	—	(1,041,883)	—	—

Unrealized appreciation	4,022,282,996	31,598,459	3,313,887	138,909,512	4,571,172

Total accumulated earnings	$2,766,942,226	$21,336,955	$2,397,287	$151,687,222	$4,865,624

Capital loss carryforward utilized in the current year	$45,786,009	$—	$—	$—	$—

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Green Bond Fund is deferring capital and foreign currency losses.

133  |

Notes to Financial Statements (continued)

December 31, 2020

	U.S. Sustainable Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund	Mid Cap Fund
Undistributed ordinary income	$—	$54,262	$352,425	$—	$22,117
Undistributed long-term capital gains	—	703,290	—	37,041,371	3,640,303

Total undistributed earnings	—	757,552	352,425	37,041,371	3,662,420

Capital loss carryforward:
Long-term:
No expiration date	—	—	(110,479,511)	—	—

Unrealized appreciation (depreciation)	106,643	50,173,056	(5,912,824)	308,426,910	45,790,069

Total accumulated earnings (losses)	$106,643	$50,930,608	$(116,039,910)	$345,468,281	$49,452,489

Small Cap Value Fund
Undistributed ordinary income	$16,797

Capital loss carryforward:
Long-term:
No expiration date	(4,098,262)

Unrealized appreciation	22,689,982

Total accumulated earnings	$18,608,517

As of December 31, 2020, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund
Federal tax cost	$3,327,646,580	$30,676,208	$33,305,838	$726,882,341	$11,479,577

Gross tax appreciation	$4,066,418,003	$31,791,769	$3,288,952	$139,484,033	$4,749,796
Gross tax depreciation	(44,135,047)	(193,317)	(8,412)	(612,300)	(196,083)

Net tax appreciation	$4,022,282,956	$31,598,452	$3,280,540	$138,871,733	$4,553,713

	U.S. Sustainable Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund	Mid Cap Fund	Small Cap Value Fund
Federal tax cost	$4,863,312	$194,405,404	$507,912,527	$646,095,937	$244,624,889	$89,488,861

Gross tax appreciation	$131,319	$58,815,503	$27,494,389	$337,637,452	$52,640,179	$22,762,684
Gross tax depreciation	(24,676)	(8,642,447)	(33,234,306)	(29,210,542)	(6,850,110)	(72,702)

Net tax appreciation (depreciation)	$106,643	$50,173,056	$(5,739,917)	$308,426,910	$45,790,069	$22,689,982

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and capital gains taxes.

|  134

Notes to Financial Statements (continued)

December 31, 2020

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2020, none of the Funds had loaned securities under this agreement.

l.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

135  |

Notes to Financial Statements (continued)

December 31, 2020

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2020, at value:

Gateway Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$7,083,209,056	$—	$—	$7,083,209,056
Purchased Options(a)	41,615,160	—	—	41,615,160
Short-Term Investments	—	266,720,480	—	266,720,480

Total	$7,124,824,216	$266,720,480	$—	$7,391,544,696

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(239,223,060)	$—	$—	$(239,223,060)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$60,174,539	$—	$—	$60,174,539
Short-Term Investments	—	2,100,121	—	2,100,121

Total	$60,174,539	$2,100,121	$—	$62,274,660

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(2,025,420)	$—	$—	$(2,025,420)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Global Green Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$34,454,475	$—	$34,454,475
Short-Term Investments	—	2,129,169	—	2,129,169
Futures Contracts (unrealized appreciation)	19,324	—	—	19,324

Total	$19,324	$36,583,644	$—	$36,602,968

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(628,485)	$—	$—	$(628,485)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  136

Notes to Financial Statements (continued)

December 31, 2020

Global Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$14,592,121	$—	$14,592,121
Denmark	—	122,316,287	—	122,316,287
France	—	39,030,314	—	39,030,314
Germany	—	46,860,566	—	46,860,566
Hong Kong	—	19,564,679	—	19,564,679
Japan	—	35,766,472	—	35,766,472
Netherlands	—	31,380,681	—	31,380,681
Switzerland	—	10,198,312	—	10,198,312
United Kingdom	10,101,435	33,754,056	—	43,855,491
All Other Common Stocks(a)	459,104,093	—	—	459,104,093

Total Common Stocks	469,205,528	353,463,488	—	822,669,016

Short-Term Investments	—	43,085,058	—	43,085,058

Total	$469,205,528	$396,548,546	$—	$865,754,074

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

International Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$350,019	$—	$350,019
Belgium	—	766,796	—	766,796
Denmark	—	2,676,528	—	2,676,528
France	—	2,806,715	—	2,806,715
Germany	—	1,066,522	—	1,066,522
Hong Kong	—	711,608	—	711,608
Ireland	—	603,500	—	603,500
Japan	—	1,862,713	—	1,862,713
Netherlands	—	1,167,720	—	1,167,720
Norway	—	88,880	—	88,880
Switzerland	—	402,499	—	402,499
Taiwan	815,074	—	—	815,074
United Kingdom	283,621	2,229,990	—	2,513,611

Total Common Stocks	1,098,695	14,733,490	—	15,832,185

Short-Term Investments	—	201,105	—	201,105

Total	$1,098,695	$14,934,595	$—	$16,033,290

U.S. Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$4,969,955	$—	$—	$4,969,955

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

137  |

Notes to Financial Statements (continued)

December 31, 2020

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$236,887,581	$—	$—	$236,887,581
Short-Term Investments	—	7,690,879	—	7,690,879

Total	$236,887,581	$7,690,879	$—	$244,578,460

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$17,152,971	$—	$17,152,971
Belgium	—	5,058,085	—	5,058,085
China	4,334,235	1,971,929	—	6,306,164
Finland	—	5,254,393	—	5,254,393
France	—	49,405,180	—	49,405,180
Germany	—	103,350,590	—	103,350,590
India	—	8,178,047	—	8,178,047
Indonesia	—	2,852,976	—	2,852,976
Ireland	5,582,915	480,585	—	6,063,500
Italy	—	20,732,162	—	20,732,162
Japan	—	12,051,879	—	12,051,879
Korea	—	7,914,324	—	7,914,324
Netherlands	—	11,066,703	—	11,066,703
South Africa	—	12,703,192	—	12,703,192
Spain	—	5,029,169	—	5,029,169
Sweden	—	20,260,204	—	20,260,204
Switzerland	—	71,395,169	—	71,395,169
United Kingdom	9,957,617	97,397,987	—	107,355,604
All Other Common Stocks(a)	20,217,763	—	—	20,217,763

Total Common Stocks	40,092,530	452,255,545	—	492,348,075

Warrants	40,632	—	—	40,632
Short-Term Investments	—	9,793,804	—	9,793,804

Total	$40,133,162	$462,049,349	$—	$502,182,511

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(9,119)	$—	$(9,119)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$918,877,018	$—	$—	$918,877,018
Short-Term Investments	—	35,645,829	—	35,645,829

Total	$918,877,018	$35,645,829	$—	$954,522,847

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  138

Notes to Financial Statements (continued)

December 31, 2020

Mid Cap Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$288,100,587	$—	$—	$288,100,587
Short-Term Investments	—	2,314,371	—	2,314,371

Total	$288,100,587	$2,314,371	$—	$290,414,958

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$109,775,021	$—	$—	$109,775,021
Short-Term Investments	—	2,403,822	—	2,403,822

Total	$109,775,021	$2,403,822	$—	$112,178,843

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments the Funds used during the period include written index call options, purchased index put options, forward foreign currency contracts and futures contracts.

Gateway Fund and Gateway Equity Call Premium Fund seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Funds’ ability to profit from increases in the value of its equity portfolio. Gateway Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and for Gateway Fund, the downside protection from purchased index put options is intended to provide the Funds with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2020, Gateway Fund used written index call options and purchased index put options and Gateway Equity Call Premium Fund used written index call options in accordance with these objectives.

Global Green Bond Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. During the year ended December 31, 2020, Global Green Bond Fund used U.S. and foreign Treasury bond futures to gain yield curve exposure.

Global Green Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2020, Global Green Bond Fund used U.S. and foreign Treasury bond futures to manage duration.

Global Green Bond Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2020, Global Green Bond Fund used currency futures for hedging purposes.

Natixis Oakmark International Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2020, Natixis Oakmark International Fund engaged in forward foreign currency transactions for hedging purposes.

139  |

Notes to Financial Statements (continued)

December 31, 2020

The following is a summary of derivative instruments for Gateway Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded asset derivatives
Equity contracts	$41,615,160

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(239,223,060)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Gateway Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$20,409,122	$(727,504,128)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$(12,745,330)	$17,165,193

[2]	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(2,025,420)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(5,568,743)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$111,673

The following is a summary of derivative instruments for Global Green Bond Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$19,324

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(2,766)
Foreign exchange contracts	(625,719)

Total exchange-traded liability derivatives	$(628,485)

|  140

Notes to Financial Statements (continued)

December 31, 2020

Transactions in derivative instruments for Global Green Bond Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$246,366
Foreign exchange contracts	(1,304,135)

Total	$(1,057,769)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$101,063
Foreign exchange contracts	(314,501)

Total	$(213,438)

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(9,119)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(378,942)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$61,140

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2020:

Gateway Fund	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	98.97%	74.76%
Highest Notional Amount Outstanding	99.14%	99.08%
Lowest Notional Amount Outstanding	98.75%	41.90%
Notional Amount Outstanding as of December 31, 2020	99.14%	81.20%

141  |

Notes to Financial Statements (continued)

December 31, 2020

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2020:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.84%
Highest Notional Amount Outstanding	99.24%
Lowest Notional Amount Outstanding	98.52%
Notional Amount Outstanding as of December 31, 2020	98.62%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

The volume of futures contract activity as a percentage of net assets for Global Green Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2020:

Global Green Bond Fund	Futures
Average Notional Amount Outstanding	83.26%
Highest Notional Amount Outstanding	96.00%
Lowest Notional Amount Outstanding	75.76%
Notional Amount Outstanding as of December 31, 2020	76.54%

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2020:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	0.98%
Highest Notional Amount Outstanding	1.33%
Lowest Notional Amount Outstanding	0.70%
Notional Amount Outstanding as of December 31, 2020	1.33%

Notional amounts outstanding at the end of the prior period are included in the averages above.

Unrealized gain and/or loss on open futures and forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures and forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the net assets.

Natixis Oakmark International Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities. As of December 31, 2020, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(9,119)	$—	$(9,119)

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in

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losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of December 31, 2020:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Green Bond Fund	$1,745,795	$1,745,795

5.  Purchases and Sales of Securities.  For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, purchases and sales of securities (excluding short-term investments, option contracts and including paydowns) were as follows:

Fund	Purchases	Sales
Gateway Fund	$1,550,156,436	$3,563,163,701
Gateway Equity Call Premium Fund	8,669,050	21,157,282
Global Green Bond Fund	17,895,750	21,345,123
Global Sustainable Equity Fund	592,780,644	34,117,168
International Sustainable Equity Fund	1,662,700	5,254,536
U.S. Sustainable Equity Fund	4,863,312	—
Natixis Oakmark Fund	48,760,893	109,741,075
Natixis Oakmark International Fund	306,603,431	380,180,072
U.S. Equity Opportunities Fund	220,440,955	428,965,713
Mid Cap Fund	143,075,526	234,284,319
Small Cap Value Fund	96,687,696	108,022,064

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Fund and Gateway Equity Call Premium Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $5 billion	Next $5 billion	Over $10 billion
Gateway Fund	0.65%	0.60%	0.58%
Gateway Equity Call Premium Fund	0.65%	0.65%	0.65%

Mirova US LLC (“Mirova US”) serves as investment adviser to Global Green Bond Fund, Global Sustainable Equity Fund, International Sustainable Equity Fund and U.S. Sustainable Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Green Bond Fund	0.55%
Global Sustainable Equity Fund	0.80%
International Sustainable Equity Fund	0.80%
U.S. Sustainable Equity Fund	0.65%

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Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to Natixis Oakmark Fund, Natixis Oakmark International Fund, U.S. Equity Opportunities Fund, Mid Cap Fund and Small Cap Value Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	0.70%	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.75%	0.75%	0.75%	0.70%	0.70%
U.S. Equity Opportunities Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Mid Cap Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.75%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
U.S. Equity Opportunities Fund	Harris Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Mid Cap Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Small Cap Value Fund	Vaughan Nelson

Gateway Advisers, Natixis Advisors, Harris and Vaughan Nelson are subsidiaries of Natixis. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	Harris	0.52%	0.52%	0.50%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.50%	0.50%	0.45%	0.45%
U.S. Equity Opportunities Fund
Large Cap Value Segment	Harris	0.52%	0.52%	0.52%	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%	0.35%	0.35%	0.35%
Mid Cap Fund	Vaughan Nelson	0.50%	0.50%	0.50%	0.50%	0.47%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%	0.55%	0.55%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Gateway Advisers, Mirova US and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2021, except for Natixis Oakmark International Fund, U.S. Sustainable Equity Fund and Small Cap Value Fund, which are in effect until April 30, 2022, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	0.94%	1.70%	0.65%	0.70%
Gateway Equity Call Premium Fund	1.20%	1.95%	0.90%	0.95%
Global Green Bond Fund	0.95%	—	0.65%	0.70%
Global Sustainable Equity Fund	1.20%	1.95%	0.90%	0.95%
International Sustainable Equity Fund	1.20%	—	0.90%	0.95%
U.S. Sustainable Equity Fund	1.05%	1.80%	0.75%	0.80%
Natixis Oakmark Fund	1.30%	2.05%	1.00%	1.05%
Natixis Oakmark International Fund	1.20%	1.95%	0.90%	0.95%
U.S. Equity Opportunities Fund	1.20%	1.95%	0.90%	0.95%
Mid Cap Fund	1.20%	1.95%	0.90%	0.95%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.05%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Natixis Oakmark International Fund and Small Cap Value Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark International Fund	1.37%	2.12%	1.07%	1.12%
Small Cap Value Fund	1.34%	2.09%	1.04%	1.09%

Gateway Advisers, Mirova US and Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Gateway Fund	$45,426,590	$4,725,720	$40,700,870	0.63%	0.57%
Gateway Equity Call Premium Fund	366,204	126,222	239,982	0.65%	0.43%
Global Green Bond Fund	199,574	153,758	45,816	0.55%	0.13%
Global Sustainable Equity Fund	2,655,276	106,348	2,548,928	0.80%	0.77%
International Sustainable Equity Fund	133,936	133,936	—	0.80%	—%
U.S. Sustainable Equity Fund	1,431	1,431	—	0.65%	—%
Natixis Oakmark Fund	1,564,875	—	1,564,875	0.69%	0.69%
Natixis Oakmark International Fund	3,896,753	372,574	3,524,179	0.78%	0.71%
U.S. Equity Opportunities Fund	6,544,600	—	6,544,600	0.75%	0.75%
Mid Cap Fund	2,229,300	237,006	1,992,294	0.80%	0.71%
Small Cap Value Fund	840,431	192,156	648,275	0.90%	0.69%

For the year ended December 31, 2020, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Gateway Fund	$97,755	$—	$—	$—	$97,755

[1]	Waiver/expense reimbursements are subject to possible recovery until December 31, 2021.

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In addition, Mirova US reimbursed non-class-specific expenses of International Sustainable Equity Fund and U.S. Sustainable Equity Fund in the amount of $17,961 and $33,244, respectively for the year ended December 31, 2020, which are subject to possible recovery until December 31, 2021.

No expenses were recovered for any of the Funds during the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A		Class C		Class C
Gateway Fund	$2,443,879		$421,385		$1,264,155
Gateway Equity Call Premium Fund	4,681		1,866		5,598
Global Green Bond Fund	9,170		—		—
Global Sustainable Equity Fund	45,727		19,323		57,968
International Sustainable Equity Fund	54		—		—
U.S. Sustainable Equity Fund	—	[1]	—	[1]	1
Natixis Oakmark Fund	370,208		95,992		287,975
Natixis Oakmark International Fund	304,215		270,404		811,213
U.S. Equity Opportunities Fund	1,438,095		161,471		484,412
Mid Cap Fund	68,426		38,752		116,256
Small Cap Value Fund	134,748		2,412		7,235

[1]	Less than $1.

For the year ended December 31, 2020, Natixis Distribution refunded Natixis Oakmark Fund $4,543 of prior year Class A service fees paid to Natixis Distribution in excess of amounts incurred by Natixis Distribution. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

December 31, 2020

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Fund	$3,152,031
Gateway Equity Call Premium Fund	24,814
Global Green Bond Fund	15,988
Global Sustainable Equity Fund	145,476
International Sustainable Equity Fund	7,372
U.S. Sustainable Equity Fund	95
Natixis Oakmark Fund	99,193
Natixis Oakmark International Fund	220,057
U.S. Equity Opportunities Fund	383,038
Mid Cap Fund	123,422
Small Cap Value Fund	41,239

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Fund	$4,055,111
Gateway Equity Call Premium Fund	20,508
Global Green Bond Fund	17,349
Global Sustainable Equity Fund	165,856
International Sustainable Equity Fund	106
Natixis Oakmark Fund	99,464
Natixis Oakmark International Fund	904,647
U.S. Equity Opportunities Fund	395,752
Mid Cap Fund	258,480
Small Cap Value Fund	53,851

As of December 31, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Fund	$48,473
Gateway Equity Call Premium Fund	224
Global Green Bond Fund	227
Global Sustainable Equity Fund	10,902
International Sustainable Equity Fund	3
Natixis Oakmark Fund	1,183
Natixis Oakmark International Fund	12,190
U.S. Equity Opportunities Fund	4,523
Mid Cap Fund	2,675
Small Cap Value Fund	631

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Notes to Financial Statements (continued)

December 31, 2020

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2020 was as follows:

Fund	Commissions
Gateway Fund	$93,874
Gateway Equity Call Premium Fund	3,970
Global Green Bond Fund	55
Global Sustainable Equity Fund	41,038
International Sustainable Equity Fund	414
U.S. Sustainable Equity Fund	1
Natixis Oakmark Fund	32,669
Natixis Oakmark International Fund	28,464
U.S. Equity Opportunities Fund	46,471
Mid Cap Fund	1,455
Small Cap Value Fund	3,029

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2020, the percentage of each Fund’s net assets owned by affiliates is as follows:

Global Green Bond Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	1.07%
Natixis Sustainable Future 2020 Fund	0.68%
Natixis Sustainable Future 2025 Fund	1.40%
Natixis Sustainable Future 2030 Fund	1.23%
Natixis Sustainable Future 2035 Fund	0.77%
Natixis Sustainable Future 2040 Fund	0.48%
Natixis Sustainable Future 2045 Fund	0.19%
Natixis Sustainable Future 2050 Fund	0.18%
Natixis Sustainable Future 2055 Fund	0.13%
Natixis Sustainable Future 2060 Fund	0.13%
Natixis and affiliates	13.67%

19.93%

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Notes to Financial Statements (continued)

December 31, 2020

International Sustainable Equity Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	1.10%
Natixis Sustainable Future 2020 Fund	0.87%
Natixis Sustainable Future 2025 Fund	2.39%
Natixis Sustainable Future 2030 Fund	3.35%
Natixis Sustainable Future 2035 Fund	2.98%
Natixis Sustainable Future 2040 Fund	2.79%
Natixis Sustainable Future 2045 Fund	2.91%
Natixis Sustainable Future 2050 Fund	2.68%
Natixis Sustainable Future 2055 Fund	2.11%
Natixis Sustainable Future 2060 Fund	1.98%
Natixis and affiliates	75.88%

99.04%

U.S. Sustainable Equity Fund	Percentage of Net Assets
Natixis and affiliates	100%

Small Cap Value Fund	Percentage of Net Assets
Natixis and affiliates	Less than 0.01%

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Gateway Equity Call Premium Fund, Global Green Bond Fund (effective May 1, 2020), Global Sustainable Equity Fund, International Sustainable Equity Fund (effective May 1, 2020), U.S. Sustainable Equity Fund (effective December 15, 2020), Natixis Oakmark Fund, Natixis Oakmark International Fund, U.S. Equity Opportunities Fund, and Small Cap Value Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2021, except for U.S. Sustainable Equity Fund which is in effect through April 30, 2022, and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2020 (for the period May 1, 2020 through December 31, 2020 for Global Green Bond Fund and International Sustainable Equity Fund and for the period December 15, 2020 through December 31, 2020 for U.S. Sustainable Equity Fund), Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
Gateway Equity Call Premium Fund	$1,005
Global Green Bond Fund	981
Global Sustainable Equity Fund	1,108
International Sustainable Equity Fund	468
U.S. Sustainable Equity Fund	3
Natixis Oakmark Fund	1,020
Natixis Oakmark International Fund	1,064
U.S. Equity Opportunities Fund	1,022
Small Cap Value Fund	1,007

i.  Payment by Affiliates.  For the year ended December 31, 2020, Natixis Advisors reimbursed International Sustainable Equity Fund $66,060, Harris reimbursed Natixis Oakmark International Fund $2,108 and Vaughan Nelson reimbursed Small Cap Value Fund $6,512 in connection with trading errors.

j.  Interfund Transactions.  A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the year ended December 31, 2020, Natixis Oakmark Fund engaged in purchase and sale transactions of $10,946 and $295,969, respectively, and U.S. Equity Opportunities Fund engaged in purchase transactions of $16,443 with an affiliate of Natixis in compliance with Rule 17a-7 of the 1940 Act pursuant to procedures adopted by the Board of Trustees.

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7.  Custodian Fees and Expenses.  State Street Bank, custodian to the Funds, has agreed to waive custodian fees and certain other expenses for the first 12 months of operations for the U.S. Sustainable Equity Fund. For the period ended December 31, 2020, total fees waived for the Fund were $1,261.

8.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	$657,146	$113,810	$2,202	$3,800,156
Gateway Equity Call Premium Fund	1,029	387	1,005	28,028
Global Green Bond Fund	4,514	—	1,214	16,298
Global Sustainable Equity Fund	11,172	4,800	1,108	162,410
International Sustainable Equity Fund	769	—	1,151	1,391
U.S. Sustainable Equity Fund	3	3	3	3
Natixis Oakmark Fund	142,288	36,745	1,020	34,881
Natixis Oakmark International Fund	229,102	205,986	1,064	508,601
U.S. Equity Opportunities Fund	439,510	49,786	1,022	177,978
Mid Cap Fund	29,787	17,110	1,151	240,855
Small Cap Value Fund	61,643	1,117	1,007	43,747

9.  Line of Credit.  Each Fund (except U.S. Sustainable Equity Fund), together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2020, Natixis Oakmark International Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $10,266,667 at a weighted average interest rate of 1.17%. Interest expense incurred on the line of credit was $999. Mid Cap Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $21,300,000 at a weighted average interest rate of 1.16%. Interest expense incurred on the line of credit was $684.

10.  Risk.  The Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Global Green Bond Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

11.  Interest Expense.  The Funds incur interest expense on cash (including foreign currency) overdrafts at the custodian bank, from use of the line of credit and, for Global Green Bond Fund, foreign currency debit balances at brokers. Interest expense incurred for the year ended December 31, 2020 is reflected on the Statements of Operations.

|  150

Notes to Financial Statements (continued)

December 31, 2020

12.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Gateway Equity Call Premium Fund	2	79.19%	—	79.19%
Global Green Bond Fund	2	22.02%	19.93%	41.95%
Global Sustainable Equity Fund	1	36.42%	—	36.42%
Natixis Oakmark International Fund	1	25.98%	—	25.98%
Mid Cap Fund	2	19.08%	—	19.08%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

13.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
Gateway Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,933,210	$166,881,524	5,642,070	$187,727,250
Issued in connection with the reinvestment of distributions	226,078	7,452,654	340,366	11,406,325
Redeemed	(10,728,981)	(357,437,934)	(10,753,386)	(356,593,296)

Net change	(5,569,693)	$(183,103,756)	(4,770,950)	$(157,459,721)

Class C
Issued from the sale of shares	309,182	$10,611,120	432,578	$14,310,216
Issued in connection with the reinvestment of distributions	6,581	207,158	20,474	678,795
Redeemed	(2,670,540)	(90,111,982)	(2,864,005)	(94,753,228)

Net change	(2,354,777)	$(79,293,704)	(2,410,953)	$(79,764,217)

Class N
Issued from the sale of shares	3,665,849	$124,426,497	6,003,206	$203,490,332
Issued in connection with the reinvestment of distributions	59,627	1,984,767	51,248	1,723,476
Redeemed	(4,322,136)	(146,692,114)	(1,072,156)	(35,774,420)

Net change	(596,660)	$(20,280,850)	4,982,298	$169,439,388

Class Y
Issued from the sale of shares	41,200,429	$1,389,182,842	40,784,585	$1,355,336,594
Issued in connection with the reinvestment of distributions	1,586,091	52,425,527	2,127,554	71,298,540
Redeemed	(75,560,637)	(2,514,181,386)	(62,764,917)	(2,087,644,216)

Net change	(32,774,117)	$(1,072,573,017)	(19,852,778)	$(661,009,082)

Decrease from capital share transactions	(41,295,247)	$(1,355,251,327)	(22,052,383)	$(728,793,632)

151  |

Notes to Financial Statements (continued)

December 31, 2020

13.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	89,776	$1,165,671	115,797	$1,436,549
Issued in connection with the reinvestment of distributions	973	11,345	1,519	18,853
Redeemed	(167,721)	(2,061,010)	(146,371)	(1,790,405)

Net change	(76,972)	$(883,994)	(29,055)	$(335,003)

Class C
Issued from the sale of shares	9,094	$114,580	9,729	$122,297
Issued in connection with the reinvestment of distributions	49	567	85	1,019
Redeemed	(11,920)	(161,150)	(29,196)	(363,655)

Net change	(2,777)	$(46,003)	(19,382)	$(240,339)

Class N
Issued from the sale of shares	16,338	$204,818	42,939	$532,639
Issued in connection with the reinvestment of distributions	475	5,747	213	2,711
Redeemed	(5,480)	(64,140)	(2,623)	(33,360)

Net change	11,333	$146,425	40,529	$501,990

Class Y
Issued from the sale of shares	870,053	$10,700,287	1,271,009	$15,306,783
Issued in connection with the reinvestment of distributions	12,901	152,845	18,719	232,437
Redeemed	(1,471,881)	(17,118,532)	(2,567,908)	(30,536,186)

Net change	(588,927)	$(6,265,400)	(1,278,180)	$(14,996,966)

Decrease from capital share transactions	(657,343)	$(7,048,972)	(1,286,088)	$(15,070,318)

	Year Ended December 31, 2020		Year Ended December 31, 2019
Global Green Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	357,151	$3,820,987	213,955	$2,256,341
Issued in connection with the reinvestment of distributions	14,237	152,385	3,961	41,148
Redeemed	(90,528)	(963,417)	(55,616)	(576,973)

Net change	280,860	$3,009,955	162,300	$1,720,516

Class N
Issued from the sale of shares	445,619	$4,757,851	197,653	$2,056,718
Issued in connection with the reinvestment of distributions	47,406	504,197	66,143	686,274
Redeemed	(2,032,767)	(21,682,527)	(412,919)	(4,197,811)

Net change	(1,539,742)	$(16,420,479)	(149,123)	$(1,454,819)

Class Y
Issued from the sale of shares	1,588,312	$16,962,425	711,084	$7,480,033
Issued in connection with the reinvestment of distributions	59,234	635,148	11,941	124,307
Redeemed	(280,739)	(2,960,011)	(166,513)	(1,759,865)

Net change	1,366,807	$14,637,562	556,512	$5,844,475

Increase from capital share transactions	107,925	$1,227,038	569,689	$6,110,172

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Notes to Financial Statements (continued)

December 31, 2020

13.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Global Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,075,867	$18,317,282	421,391	$5,771,615
Issued in connection with the reinvestment of distributions	4,893	76,869	9,280	131,736
Redeemed	(226,251)	(3,533,077)	(122,875)	(1,613,835)

Net change	854,509	$14,861,074	307,796	$4,289,516

Class C
Issued from the sale of shares	317,242	$4,892,971	152,601	$2,081,444
Issued in connection with the reinvestment of distributions	1,026	15,301	1,646	22,845
Redeemed	(98,713)	(1,588,779)	(23,760)	(318,560)

Net change	219,555	$3,319,493	130,487	$1,785,729

Class N
Issued from the sale of shares	3,265,184	$55,475,365	479,051	$6,954,884
Issued in connection with the reinvestment of distributions	13,079	223,484	9,538	139,234
Redeemed	(320,345)	(5,566,304)	(2,130)	(31,125)

Net change	2,957,918	$50,132,545	486,459	$7,062,993

Class Y
Issued from the sale of shares	33,728,583	$589,402,217	4,887,232	$66,779,728
Issued in connection with the reinvestment of distributions	100,746	1,724,842	92,160	1,315,613
Redeemed	(3,134,944)	(50,170,707)	(3,173,224)	(42,852,903)

Net change	30,694,385	$540,956,352	1,806,168	$25,242,438

Increase from capital share transactions	34,726,367	$609,269,464	2,730,910	$38,380,676

	Year Ended December 31, 2020		Year Ended December 31, 2019
International Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,616	$62,533	241	$3,002
Issued in connection with the reinvestment of distributions	505	6,930	1	12
Redeemed	(25)	(337)	—	—

Net change	5,096	$69,126	242	$3,014

Class N
Issued from the sale of shares	180,706	$2,022,459	624,516	$6,901,909
Issued in connection with the reinvestment of distributions	113,091	1,544,820	16,672	205,624
Redeemed	(490,369)	(6,206,793)	(267,041)	(2,830,518)

Net change	(196,572)	$(2,639,514)	374,147	$4,277,015

Class Y
Issued from the sale of shares	4,191	$54,896	575	$7,196
Issued in connection with the reinvestment of distributions	502	6,899	7	86

Net change	4,693	$61,795	582	$7,282

Increase (decrease) from capital share transactions	(186,783)	$(2,508,593)	374,971	$4,287,311

153  |

Notes to Financial Statements (continued)

December 31, 2020

13.  Capital Shares (continued).

	Period Ended December 31, 2020(a)
U.S. Sustainable Equity Fund	Shares	Amount
Class A
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Class C
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Class N
Issued from the sale of shares	500,000	$5,000,000

Net change	500,000	$5,000,000

Class Y
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Increase from capital share transactions	500,300	$5,003,000

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.

	Year Ended December 31, 2020		Year Ended December 31, 2019
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	583,622	$11,675,703	341,587	$7,422,550
Issued in connection with the reinvestment of distributions	589,672	13,475,622	707,759	15,556,227
Redeemed	(1,895,350)	(37,988,760)	(1,440,445)	(31,399,881)

Net change	(722,056)	$(12,837,435)	(391,099)	$(8,421,104)

Class C
Issued from the sale of shares	196,466	$3,196,499	411,202	$7,542,498
Issued in connection with the reinvestment of distributions	166,000	3,131,121	258,850	4,802,209
Redeemed	(1,362,306)	(22,568,463)	(1,012,379)	(18,545,938)

Net change	(999,840)	$(16,240,843)	(342,327)	$(6,201,231)

Class N
Issued from the sale of shares	26	$561	38,538	$856,493
Issued in connection with the reinvestment of distributions	1,266	30,687	1,564	37,043
Redeemed	(20,248)	(414,541)	(6,880)	(164,534)

Net change	(18,956)	$(383,293)	33,222	$729,002

Class Y
Issued from the sale of shares	898,502	$17,536,595	1,091,333	$25,027,333
Issued in connection with the reinvestment of distributions	88,591	2,151,945	178,407	4,126,503
Redeemed	(1,435,875)	(28,553,935)	(1,928,446)	(43,874,360)

Net change	(448,782)	$(8,865,395)	(658,706)	$(14,720,524)

Decrease from capital share transactions	(2,189,634)	$(38,326,966)	(1,358,910)	$(28,613,857)

|  154

Notes to Financial Statements (continued)

December 31, 2020

13.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,770,572	$30,737,529	3,833,342	$48,961,166
Issued in connection with the reinvestment of distributions	14,764	209,645	293,582	3,983,907
Redeemed	(6,172,183)	(66,211,902)	(14,255,482)	(182,428,373)

Net change	(3,386,847)	$(35,264,728)	(10,128,558)	$(129,483,300)

Class C
Issued from the sale of shares	471,769	$5,126,354	1,189,713	$14,652,748
Issued in connection with the reinvestment of distributions	—	—	235,439	3,145,368
Redeemed	(6,873,953)	(71,978,638)	(7,169,411)	(88,659,492)

Net change	(6,402,184)	$(66,852,284)	(5,744,259)	$(70,861,376)

Class N
Issued from the sale of shares	7,236	$76,266	35,523	$453,334
Issued in connection with the reinvestment of distributions	131	1,852	2,041	27,558
Redeemed	(46,592)	(500,123)	(45,088)	(565,153)

Net change	(39,225)	$(422,005)	(7,524)	$(84,261)

Class Y
Issued from the sale of shares	22,716,726	$249,354,124	7,903,073	$103,147,261
Issued in connection with the reinvestment of distributions	87,587	1,237,605	590,961	7,977,970
Redeemed	(21,280,488)	(222,395,466)	(9,581,271)	(119,483,340)

Net change	1,523,825	$28,196,263	(1,087,237)	$(8,358,109)

Decrease from capital share transactions	(8,304,431)	$(74,342,754)	(16,967,578)	$(208,787,046)

	Year Ended December 31, 2020		Year Ended December 31, 2019
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	809,852	$28,587,906	1,147,417	$39,768,929
Issued in connection with the reinvestment of distributions	1,934,829	70,589,892	1,642,521	59,555,999
Redeemed	(2,986,385)	(103,892,894)	(2,797,920)	(100,075,167)

Net change	(241,704)	$(4,715,096)	(7,982)	$(750,239)

Class C
Issued from the sale of shares	289,975	$6,110,793	409,399	$9,361,060
Issued in connection with the reinvestment of distributions	553,577	11,519,306	443,035	10,083,593
Redeemed	(1,400,383)	(29,908,911)	(1,269,592)	(29,351,029)

Net change	(556,831)	$(12,278,812)	(417,158)	$(9,906,376)

Class N
Issued from the sale of shares	947	$37,836	14,461	$605,261
Issued in connection with the reinvestment of distributions	500	21,295	1,020	44,503
Redeemed	(12,852)	(496,375)	(506)	(22,193)

Net change	(11,405)	$(437,244)	14,975	$627,571

Class Y
Issued from the sale of shares	1,666,973	$71,953,482	1,739,715	$72,112,902
Issued in connection with the reinvestment of distributions	465,008	20,643,018	514,088	22,126,509
Redeemed	(3,552,649)	(145,365,948)	(3,890,590)	(163,012,984)

Net change	(1,420,668)	$(52,769,448)	(1,636,787)	$(68,773,573)

Decrease from capital share transactions	(2,230,608)	$(70,200,600)	(2,046,952)	$(78,802,617)

155  |

Notes to Financial Statements (continued)

December 31, 2020

13.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Mid Cap Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	226,127	$4,488,446	861,269	$17,619,199
Issued in connection with the reinvestment of distributions	162,666	3,228,512	12,533	280,906
Redeemed	(477,370)	(9,158,673)	(1,901,968)	(37,334,239)

Net change	(88,577)	$(1,441,715)	(1,028,166)	$(19,434,134)

Class C
Issued from the sale of shares	18,169	$328,156	41,784	$804,347
Issued in connection with the reinvestment of distributions	92,379	1,686,307	7,533	158,588
Redeemed	(456,387)	(8,272,196)	(466,640)	(9,000,145)

Net change	(345,839)	$(6,257,733)	(417,323)	$(8,037,210)

Class N
Issued from the sale of shares	94,843	$1,960,180	265,852	$5,433,660
Issued in connection with the reinvestment of distributions	99,203	2,004,292	9,232	208,696
Redeemed	(185,807)	(3,709,379)	(3,511,497)	(74,546,739)

Net change	8,239	$255,093	(3,236,413)	$(68,904,383)

Class Y
Issued from the sale of shares	2,378,301	$47,273,465	2,842,232	$59,252,207
Issued in connection with the reinvestment of distributions	1,248,965	25,109,423	129,190	2,931,301
Redeemed	(6,496,334)	(126,146,971)	(15,601,071)	(306,352,102)

Net change	(2,869,068)	$(53,764,083)	(12,629,649)	$(244,168,594)

Decrease from capital share transactions	(3,295,245)	$(61,208,438)	(17,311,551)	$(340,544,321)

	Year Ended December 31, 2020		Year Ended December 31, 2019
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	158,490	$2,085,145	291,593	$4,253,300
Issued in connection with the reinvestment of distributions	31,711	358,304	29,009	447,550
Redeemed	(872,436)	(11,688,128)	(1,267,013)	(18,496,699)

Net change	(682,235)	$(9,244,679)	(946,411)	$(13,795,849)

Class C
Issued from the sale of shares	40,156	$298,734	14,584	$107,063
Issued in connection with the reinvestment of distributions	1,869	10,560	1,709	13,304
Redeemed	(109,068)	(738,265)	(374,191)	(2,772,672)

Net change	(67,043)	$(428,971)	(357,898)	$(2,652,305)

Class N
Issued from the sale of shares	—	$—	2,117	$32,857
Issued in connection with the reinvestment of distributions	14	179	12	194
Redeemed	—	—	(887)	(14,210)

Net change	14	$179	1,242	$18,841

Class Y
Issued from the sale of shares	1,175,448	$16,303,249	255,977	$3,867,153
Issued in connection with the reinvestment of distributions	25,025	327,632	24,035	388,742
Redeemed	(1,131,163)	(15,630,462)	(2,009,269)	(30,637,042)

Net change	69,310	$1,000,419	(1,729,257)	$(26,381,147)

Decrease from capital share transactions	(679,954)	$(8,673,052)	(3,032,324)	$(42,810,460)

|  156

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gateway Trust, Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Gateway Fund, Gateway Equity Call Premium Fund, Mirova Global Green Bond Fund, Mirova Global Sustainable Equity Fund, Mirova International Sustainable Equity Fund, Mirova U.S. Sustainable Equity Fund, Natixis Oakmark Fund, Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund, Vaughan Nelson Mid Cap Fund, and Vaughan Nelson Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gateway Fund and Gateway Equity Call Premium Fund (constituting Gateway Trust), Mirova Global Green Bond Fund, Mirova Global Sustainable Equity Fund, Mirova International Sustainable Equity Fund, Mirova U.S. Sustainable Equity Fund, Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund, and Vaughan Nelson Small Cap Value Fund (seven of the funds constituting Natixis Funds Trust I), and Natixis Oakmark Fund and Vaughn Nelson Mid Cap Fund (two of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Gateway Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Gateway Equity Call Premium Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Mirova Global Green Bond Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Mirova Global Sustainable Equity Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Mirova International Sustainable Equity Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Mirova U.S. Sustainable Equity Fund	For the period from December 15, 2020 (commencement of operations) through December 31, 2020	For the period from December 15, 2020 (commencement of operations) through December 31, 2020
Natixis Oakmark Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Natixis Oakmark International Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Natixis U.S. Equity Opportunities Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Vaughan Nelson Mid Cap Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Vaughan Nelson Small Cap Value Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2020, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	100.00%
Natixis Oakmark Fund	100.00%
U.S. Equity Opportunities Fund	99.49%
Mid Cap Fund	100.00%
Small Cap Value Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2020.

Fund	Amount
Global Green Bond Fund	$670,133
Global Sustainable Equity Fund	2,415,562
International Sustainable Equity Fund	1,050,112
Natixis Oakmark Fund	18,031,501
U.S. Equity Opportunities Fund	115,715,748
Mid Cap Fund	33,018,937
Small Cap Value Fund	616,973

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	100.00%
International Sustainable Equity Fund	48.36%
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
U.S. Equity Opportunities Fund	100.00%
Mid Cap Fund	100.00%
Small Cap Value Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2020, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Sustainable Equity Fund	$26,455	$283,081
Natixis Oakmark International Fund	907,109	7,726,705

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  160

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); Director of Apartment Investment and Management Company (real estate investment trust); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and Natixis Funds Trust II and 2007 for Gateway Trust Chairperson of the Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L. P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004 for Natixis Funds Trust I and Natixis Funds Trust II and 2007 for Gateway Trust	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20
Natixis Funds Trust I (except Loomis Sayles Core Plus Bond Fund)	$243,960	$235,913	$450	$353	$54,885	$58,485	$—	$—

1. Audit-related fees consist of:

    2019 & 2020 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2. Tax fees consist of:

    2019 & 2020 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2019 and 2020 were $55,335 and $58,838, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, L.P. (“Natixis Advisors”), Mirova US LLC (“Mirova”) and entities controlling, controlled by or under common control with Natixis Advisors and Mirova (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20
Control Affiliates	$—	$—	$26,750	$18,255	$—	$63,023

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Mirova, Natixis Advisors and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/19- 12/31/19	1/1/20- 12/31/20
Control Affiliates	$302,257	$308,800

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)     (3) Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2021

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 22, 2021